                       SECURITIES & EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                     Securities Act of 1933 File #2-10766
                 Investment Company Act of 1940 File #811-123
                                   FORM N-1A


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 X
                                                                   -

                        Pre-Effective Amendment No.___
                        Post-Effective Amendment No. 67
                                                     --

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 X
                                                                       -

                               Amendment No. 66
                                             --

      The Composite Funds (formerly Composite Bond & Stock Fund, Inc.)/1/
      ----------------------------------------------------------------
               (Exact name of Registrant as specified in Charter)

              601 West Main Avenue, Suite 801, Spokane, WA  99201
              ---------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (509) 353-3486
                                                          --------------

                                 John T. West
                                 ------------
               601 West Main Avenue, Suite 300, Spokane WA  99201
               --------------------------------------------------
                    (Name and address of agent for service)



____________________

         /1/ Effective on or before December 31, 1997 (the "Effective Time"), Composite U.S. Government Securities Fund, Composite Income Fund, Composite Growth & Income Fund, Composite Cash Management Company Money Market Fund, Composite Cash Management Company Tax-Exempt Money Market Fund, Composite Tax-Exempt Bond Fund, Composite Northwest Fund and Composite Bond & Stock Fund, the eight initial series of shares of The Composite Funds, a Massachusetts business trust (the "Trust") will succeed to all of the assets, rights, obligations and liabilities of Composite U.S. Government Securities, Inc., Composite Income Fund, Inc., Composite Equity Series, Inc., Composite Cash Management Company Money Market Portfolio, Composite Cash Management Company Tax-Exempt Portfolio, Composite Tax-Exempt Bond Fund, Inc., Composite Northwest Fund, Inc., and Composite Bond & Stock Fund, Inc., respectively. The Trust hereby expressly adopts the Registration Statement of Composite Bond & Stock Fund, Inc., as its own, effective as of the Effective Time, for all purposes of the Investment Company Act of 1940.

                                  Copies to:

     Lawrence R. Small, Esq.                    Joseph B. Kittredge, Esq.
     Paine, Hamblen, Coffin,                    Ropes & Gray
     Brooke & Miller                            One International Place
     717 West Sprague Avenue, Suite  1200       Boston, MA  02110

     Spokane, WA  99201-3505

                                _______________

It is proposed that this filing will become effective:

___  immediately upon filing pursuant to paragraph (b) of Rule 485
___  on (date) pursuant to paragraph (b) of Rule 485
___  60 days after filing pursuant to paragraph (a)(i) of Rule 485
XX   75 days after filing pursuant to paragraph (a)(ii) of Rule 485
--
___  on (date) pursuant to paragraph (a)(ii) of Rule 485
___ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

An indefinite number of shares has been registered pursuant to Rule 24f-2. A Notice on Form 24F-2 for the most recent fiscal year was filed on December 19, 1996.

                             CROSS REFERENCE SHEET
                            PURSUANT TO RULE 481(a)

                                    PART A

N-1A Item No.
                                                       Location
Item 1.   Cover Page..............................     Cover Page
Item 2.   Synopsis................................     *
Item 3.   Condensed Financial Information.........     Fee Table
                                                       Financial Highlights
                                                       Performance
                                                       Information
Item 4.   General Description of the Registrant...     The Fund's Investment
                                                       Practices and Risk
                                                       Factors
                                                       Investment Restrictions
Item 5.   Management of the Fund..................     Who We Are
                                                       The Cost of Good
                                                       Management
Item 6.   Capital Stock and Other Securities......     Who We Are
                                                       Distribution of
                                                       Income and Capital
                                                       Gains
                                                       Income Taxes on
                                                       Dividends and
                                                       Capital Gains
                                                       We're Here to Help You
Item 7.   Purchase of Securities Being Offered....     The Cost of Good
                                                       Management
                                                       The Value of a Single
                                                       Share
                                                       How to Buy Shares
Item 8.   Redemption or Repurchase................     How to Sell Shares
Item 9.   Pending Legal Proceedings...............     Not applicable

                                     PART B

Item 10.  Cover Page.............................................     Cover Page
Item 11.  Table of Contents......................................     Table of Contents
Item 12.  General Information and History........................     Organization and
                                                                      Authorized Capital
                                                                      Who We Are
Item 13.  Investment Objectives & Policies.......................     See Prospectus Page [ ]
                                                                      Investment Practices
                                                                      Investment Restrictions
                                                                      Brokerage Allocations
                                                                      and Portfolio
                                                                      Transactions
Item 14.  Management of the Fund.................................     The Funds and Their
                                                                      Management
Item 15.  Control Persons and Principal Holders of Securities....     Trustees and Officers
                                                                      of the Fund
Item 16.  Investment Advisory and Other Services.................     The Investment
                                                                      Adviser
                                                                      Investment Management
                                                                      Services
                                                                      Distribution Services
                                                                      Custodian
Item 17.  Brokerage Allocation & Other Practices.................     Brokerage
                                                                      Allocations and
                                                                      Portfolio
                                                                      Transactions
Item 18.  Capital Stock and Other Securities.....................     Organization and
                                                                      Authorized Capital
                                                                      Who We Are
                                                                      Voting Privileges
Item 19.  Purchase, Redemption and Pricing of Securities
             Being Offered.......................................     How Shares are
                                                                      Valued
                                                                      How Shares Can Be
                                                                      Purchased
                                                                      Redemption of
                                                                      Shares (Part A)
                                                                      Exchange Privilege

                                                                      Services Provided by
                                                                      the Fund
                                                                      Specimen Price
                                                                      Make-Up Sheet
Item 20.  Tax Status.............................................     Dividends, Capital
                                                                      Gain Distributions
                                                                      and Taxes
Item 21.  Underwriters...........................................     Distribution Services
Item 22.  Performance Information................................     Performance
                                                                      Information
Item 23.  Financial Statements....................................    Financial Statements
                                                                      and Reports

                            COMPOSITE EQUITY FUNDS

                                   Suite 300
                              601 W. Main Avenue
                        Spokane, Washington 99201-0613
               Telephone (509) 353-3550 Toll Free (800) 543-8072

A SELECTION OF THREE FUNDS WITH DIFFERENT INVESTMENT OBJECTIVES:


     The following three series (the "Composite Equity Funds") of The Composite Funds (the "Trust") provide a diversified selection of investments in stocks, bonds, and other securities:


     COMPOSITE BOND & STOCK FUND - This Fund, which was established in 1939, is designed to provide continuity of income, conservation of principal, and long-term growth of both income and principal. Investments are made in bonds, preferred stocks, common stocks and convertible bonds.


     COMPOSITE GROWTH & INCOME FUND - The primary objective of this Fund is long-term capital growth. Current income is a secondary consideration. Investments are made in a diversified pool of common stocks and other securities. Established in 1949, this is the second oldest of the Composite Funds.


     COMPOSITE NORTHWEST FUND - This Fund seeks long-term growth of capital by investing in common stocks of companies doing business or located in Alaska, Idaho, Montana, Oregon and Washington.


     Please read this Prospectus dated December __, 1997, and retain it for future reference. It sets forth information about these Funds that a prospective investor should know before investing.

OTHER IMPORTANT INFORMATION

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SHARES INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


     A STATEMENT OF ADDITIONAL INFORMATION ABOUT THE FUNDS, DATED DECEMBER __, 1997, IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. IT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY CALLING OR WRITING THE FUNDS AT THE LOCATION LISTED ABOVE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES

COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


 CONTENTS                                                              Page
About this Prospectus..................................................
Expense information....................................................
Financial highlights...................................................
The Funds' objectives..................................................
Investment practices and risk factors..................................
Investment restrictions................................................
Who we are.............................................................
The cost of good management............................................
The value of a single share............................................
How to buy shares......................................................
Distribution of income and capital gains...............................
Income taxes on dividends and capital gains............................
Exchanges for other Composite Funds....................................
How to sell shares.....................................................
IRAs and other tax-sheltered retirement plans..........................
Performance information................................................
Reports to shareholders................................................
We're here to help you.................................................


ABOUT THIS PROSPECTUS


     In this Prospectus, you will find basic and in-depth information about the Composite Equity Funds. Included are such subjects as how to buy and sell shares, as well as details about the Funds' objectives, investment practices and restrictions, and other matters.


     If you are not familiar with mutual funds, investment terminology, or the Composite Funds, you may find it useful to understand the following key words and terms that appear frequently on these pages:

GLOSSARY OF KEY WORDS AND TERMS

     ADVISER. Composite Research & Management Co., which is called the "Adviser" in this Prospectus, is the manager of the Equity Funds and a number of other mutual funds (excluding series of The [Sierra] Variable Trust that serve as underlying funding vehicles for variable insurance contracts, the "Composite Funds")

     Class A shares. Purchasers of Class A shares generally pay a sales charge at the time of purchase and Class A shares pay annual operating expenses, including ongoing service fees.


     Class B shares. Purchasers of Class B shares do not pay an initial sales charge, but class B shares pay higher ongoing distribution and service fees than Class A shares for eight years, and redemptions of Class B shares are generally subject to a contingent deferred sales charge (see below). Class B shares convert to class A shares after eight years.


     Class I Shares. Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios. Class I shares are sold without an initial or contingent deferred sales charge and pay no ongoing distribution fees.


     Class S Shares. Class S shares are sold exclusively to investors who open [SAM] accounts. Purchasers of Class S shares do not pay an initial sales charge, but Class S shares pay higher ongoing distribution and service fees than Class A shares for eight years and redemptions of Class S shares are generally subject to a contingent deferred sales charge (see below). Class S shares convert to Class A shares after eight years.


     CONTINGENT DEFERRED SALES CHARGE. If an investor redeems Class B or Class S shares within six years of purchase, he or she normally must pay this charge.


     DISTRIBUTOR. Composite Funds Distributor, Inc. distributes the Composite Equity Funds and other Composite Funds and is referred to as the "Distributor" in this Prospectus.


     EXCHANGE. This privilege allows shareholders to transfer their investment from one fund to another. Except for exchanges of shares of certain money market funds that were not subject to any initial or contingent deferred sales charge at the time of purchase, there is no fee or additional sales charge for an exchange within the Composite Funds.

     FUND. The term "Fund" identifies any one of the three mutual funds offered through this Prospectus. These "Funds" are identified as follows in this document:

            BOND & STOCK. This Fund's objectives are to provide continuity of income, conservation of principal, and long-term growth of both income and principal.

            GROWTH & INCOME. This Fund's primary objective is to provide long-term capital growth by investing in common stocks and other securities. Current income is a secondary consideration.

            NORTHWEST. This Fund invests in common stocks of companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon and Washington. The primary objective is long-term growth of capital.

     NET ASSET VALUE (NAV). This is the term used in this Prospectus and in daily newspaper financial tables to report the value of a single share of a mutual fund. It is determined separately for each class by adding the value of a fund's securities and other assets, subtracting any liabilities, and dividing the resulting figure by the number of shares outstanding. That provides the "net asset value" per share, often referred to as "NAV."

     REDEMPTION. This refers to the sale of mutual fund shares by an investor. He or she is said to have "redeemed" the shares.


     STATEMENT OF ADDITIONAL INFORMATION. This is a document that has more detailed information about the Funds than what is contained in this Prospectus. It is on file with the Securities and Exchange Commission and also is available through the Funds.

     EXPENSE INFORMATION


     The table below shows the Funds' costs and expenses that an investor will bear both directly or indirectly and how they affect share ownership. Operating expenses are based on the Funds' expenses during the fiscal year ended October 31, 1996. "Other expenses" for Class I and Class S shares are based on actual "Other expenses" For Class B Shares for The fiscal year ended October 31,
1996.


     For further information on costs and expenses, please see "The cost of good management" on Page __.

SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND:


                                              Class A     Class B   Class I   Class S
                                              shares      shares    shares    shares
                                              -------     -------   -------   -------
Maximum sales charge imposed on
 purchases (as a percentage of
 offering price)                               5.75%        None      None     None

Maximum contingent deferred sales
 charge (as a percentage of
 purchase price or redemption proceeds,
 whichever is lower)                           None *       5.00%     NONE     5.00%

Redemption fee                                 None         None      None     None
Exchange fee                                   None         None      None     None

* Certain investors who purchase class A shares at net asset value may be subject to a contingent deferred sales charge of 1.00% or .50% on redemptions of these shares during the first or second year after purchase, respectively.


ANNUAL FUND                                  BOND & STOCK
OPERATING EXPENSES
(AS A PERCENTAGE OF
AVERAGE NET ASSETS)
                                -------------------------------------------
                                  Class A    Class B    Class I   Class S
                                  shares     shares     shares    shares
                                -------------------------------------------
Advisory fees                     .63%       .63%      .63%        .63%
12b-1 fees                        .25%      1.00%        0%       1.00%
Other expenses                    .18%       .23%      .23%        .23%
                                -------------------------------------------
Total Fund                       1.06%      1.86%      .86%       1.86%
operating expenses

ANNUAL FUND                                GROWTH & INCOME
OPERATING EXPENSES
(AS A PERCENTAGE OF
AVERAGE NET ASSETS)
                                ---------------------------------------------
                                    Class A    Class B    Class I   Class S
                                    Shares     Shares     Shares    Shares
                                ---------------------------------------------
Advisory fees                         .63%       .63       .63%        .63%
12b-1 fees                            .25%      1.00%        0%       1.00%
Other expenses                        .23%       .31%      .31%        .31%
                                ---------------------------------------------
Total Fund                           1.11%      1.94%      .94%       1.94%
operating expenses

ANNUAL FUND                         NORTHWEST
OPERATING EXPENSES
(AS A PERCENTAGE OF
AVERAGE NET ASSETS)
                        ---------------------------------------------
                           Class A   Class B    Class I    Class S
                           Shares    Shares     Shares     Shares
                        ---------------------------------------------
Advisory fees              .63%       .63%       .63%       .63%
12b-1 fees                 .25%      1.00%         0%      1.00%
Other expenses             .20%       .35%       .35%       .35%
                        ---------------------------------------------
Total Fund                1.08%      1.98%       .98%      1.98%
operating expenses



     Sales charge waivers are available Under certain circumstances for Class A, Class B and Class S shares, and reduced sales charge purchase plans are available for Class A shares. The 5.00% contingent deferred sales charge on Class B and Class S Shares declines over time and is eliminated after six years. Please see "The cost of good management" for further information. There is a $10 charge for redemptions paid by Fed Funds wire, but not for redemptions deposited to your pre-authorized bank account or paid by check.


Example

     You would pay the following expenses on a $1,000 investment in one of the Funds, assuming you receive a 5% annual return and that the Fund's expenses are the same as those shown in the Annual Fund Operating Expenses table above. The 5% figure is a constant rate required for comparative purposes by the Securities and Exchange Commission. The example should not be considered a representation of past or future expenses or performance. Actual results will be greater or less than the illustration.

                                                 BOND & STOCK
                               ---------------------------------------------
                                 Class A    Class B    CLASS I     Class S
                                 shares     shares     shares      shares
                               ---------------------------------------------
ASSUMING REDEMPTION AT THE
END OF EACH PERIOD:
     1  Year                       $          $          $         $
     3  Years                      $          $          $         $
     5  Years                      $          $          $         $
     10 Years                      $          $          $         $


ASSUMING YOU KEEP YOUR SHARES
AND NO REDEMPTIONS ARE
MADE:
     1  Year                       $          $          $         $
     3  Years                      $          $          $         $
     5  Years                      $          $          $         $
     10 Years                      $          $          $         $

                                              GROWTH & INCOME
                               -------------------------------------------
                                  Class A   Class B   Class I  Class S
                                  shares    shares    shares   shares
                               -------------------------------------------
ASSUMING REDEMPTION AT THE
END OF EACH PERIOD:
     1  Year                       $          $         $          $
     3  Years                      $          $         $          $
     5  Years                      $          $         $          $
     10 Years                      $          $         $          $

ASSUMING YOU KEEP
YOUR SHARES AND NO
REDEMPTIONS ARE MADE:
     1  Year                       $        $       $      $
     3  Years                      $        $       $      $
     5  Years                      $        $       $      $
     10 Years                      $        $       $      $

                                                NORTHWEST
                               -----------------------------------------------
                                  Class A   Class B   Class I   Class S
                                  shares    shares    shares    shares
                               -----------------------------------------------
ASSUMING REDEMPTION AT THE
END OF EACH PERIOD:
     1  Year                       $          $          $       $
     3  Years                      $          $          $       $
     5  Years                      $          $          $       $
     10 Years                      $          $          $       $

ASSUMING YOU
KEEP YOUR SHARES AND NO
REDEMPTIONS ARE MADE:
     1 Year                        $          $          $       $
     3 Years                       $          $          $       $
     5 Years                       $          $          $       $
     10 Years                      $          $          $       $



     Class B and Class S shares automatically convert to Class A shares after eight years without charge or tax impact. Because of that, years nine through ten reflect Class A operating expenses. Long-term Class B and Class S shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The Class B and Class S conversion feature is intended to reduce the likelihood this will occur. See "How to buy shares - Class B conversion feature" and "How to buy shares - Class S conversion feature" on Pages [_] AND [_] for more information.

FOR FURTHER INFORMATION


 .    Advisory fees - See "The cost of good management" Page [_]
 .    12b-1 fees - See "The cost of good management" Page [_]
 .    Sales charge on purchases - See "How to buy shares" Page [_]
 .    Contingent deferred sales charge - See "How to buy shares" Page [_]
 .    Conversion of Class B shares to Class A - See "How to buy shares - Class B conversion feature" Page [_]
 .    Conversion of Class S shares to Class A - See "How to buy shares - Class S conversion feature" Page [_]

FINANCIAL HIGHLIGHTS


     The tables on the following pages present selected financial information about the Funds, including per share data, expense ratios and other data based on average net assets. Information presented for periods ended prior to April 30, 1997 has been audited by LeMaster & Daniels PLLC, the Funds' independent auditors, whose reports appear in the Funds' annual report. Information presented for periods ended April 30, 1997 is unaudited. The Funds' 1996 annual report and 1997 semiannual report are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period) BOND & STOCK - CLASS A SHARES


                                           Six                                                      Eleven
                                           Months                                                   Months
                                           Ended                      Years Ended October 31,       Ended
                                           Apr. 30,                   -----------------------       Oct. 31,
                                             1997          1996     1995      1994      1993        1992/4/
                                             ----          ----     ----      ----      ----       -------
NET ASSET VALUE,
BEGINNING OF PERIOD .....................   $  14.71     $  13.48  $  11.53  $  12.23  $  11.27    $  11.01
                                            --------     --------  --------  --------  --------    --------

 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income ..................       0.25         0.52      0.50      0.46      0.48       0.44
 Net Gains (Losses) on
  Securities (both realized
  and unrealized) .......................       0.85         1.53      2.02     (0.57)     1.06       0.80
                                                         --------  --------  --------  --------    -------

   Total From Investment
   Operations ...........................       1.10         2.05      2.52     (0.11)     1.54       1.24
                                                         --------  --------  --------  --------    -------
 LESS DISTRIBUTIONS
 Dividends (from net
  investment income) ....................      (0.27)       (0.50)    (0.49)    (0.44)    (0.46)     (0.53)
 Distributions (from
  capital gains) ........................      (0.94)       (0.32)    (0.08)    (0.15)    (0.12)     (0.45)
                                                         --------  --------  --------  --------   --------
 Total Distributions ....................      (1.21)       (0.82)    (0.57)    (0.59)    (0.58)     (0.98)
                                                         --------  --------  --------  --------   --------
NET ASSET VALUE,
END OF PERIOD ...........................   $  14.60     $  14.71  $  13.48  $  11.53  $  12.23   $  11.27
                                            ========     ========  ========  ========  ========   ========
TOTAL RETURN/1/ .........................       3.58%       15.66%    22.55%    -0.90%    13.99%     11.92%

RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Period ($1,000's) ..............   $277,506     $255,414  $208,592  $191,615  $180,281   $102,523
 Ratio of Expenses to
  Average Net Assets/2/..................       1.02%/5/     0.98%     1.02%     1.06%     1.13%      1.13%/5/
 Ratio of Net Income to
  Average Net Assets.....................       3.52%/5/     3.68%     3.98%     3.97%     4.01%      4.30%/5/
 Portfolio Turnover Rate ................         55%/5/       46%       32%       25%       19%        15%/5/
 Average Commission Paid/3/ .............   $ 0.0571   $   0.0632        --        --        --         --


                                                       Years Ended November 30,
                                                       ------------------------
                                              1991      1990     1989     1988     1987
                                              ----      ----     ----     ----     ----
NET ASSET VALUE,
BEGINNING OF PERIOD .....................   $  9.90   $ 10.86  $ 10.08  $  8.85  $ 10.26
                                            -------   -------  -------  -------  -------
 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income ..................      0.55      0.53     0.58     0.53     0.52
 Net Gains (Losses) on
  Securities (both realized
  and unrealized) .......................      1.10     (0.78)    0.72     1.19    (1.23)
                                            -------   -------  -------  -------  -------
   Total From Investment
   Operations ...........................      1.65     (0.25)    1.30     1.72    (0.71)
                                            -------   -------  -------  -------  -------
 LESS DISTRIBUTIONS
 Dividends (from net
  investment income) ....................     (0.54)    (0.61)   (0.52)   (0.44)   (0.53)
 Distributions (from
  capital gains) ........................      0.00     (0.10)    0.00    (0.05)   (0.17)
                                            -------   -------  -------  -------  -------
 Total Distributions ....................     (0.54)    (0.71)   (0.52)   (0.49)   (0.70)
                                            -------   -------  -------  -------  -------
NET ASSET VALUE,
END OF PERIOD ...........................   $ 11.01   $  9.90  $ 10.86  $ 10.08  $  8.85
                                            =======   =======  =======  =======  =======
TOTAL RETURN/1/ .........................     16.96%    -2.29%   13.21%   19.67%   -7.53%

RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Period ($1,000's) ..............   $66,090   $63,669  $71,771  $69,230  $74,407
 Ratio of Expenses to
  Average Net Assets/2/..................      1.14%     1.17%    0.96%    0.87%    1.69%
 Ratio of Net Income to
  Average Net Assets.....................      4.90%     5.25%    5.42%    5.35%    4.99%
 Portfolio Turnover Rate ................        35%       38%      36%      81%      83%
 Average Commission Paid/3/ .............         --        --       --       --       --


(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure beginning in fiscal 1996.
(4) Change in Fund's fiscal year-end.
(5) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
BOND & STOCK - CLASS B SHARES

                                  Six
                                 Months                               March 30
                                 Ended            Years Ended            to
                               April 30,          October 31,         Oct. 31,
                               ---------          -----------         --------
                                  1997          1996        1995      1994/(4)/
                                  ----          ----        ----      ---------

NET ASSET VALUE, BEGINNING
 OF PERIOD..................  $  14.69       $ 13.47       $11.51      $  11.49
                              --------       -------       ------      --------

 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income......      0.19          0.41         0.39          0.18
 Net Gains on Securities
  (both realized and
   unrealized)..............      0.84          1.53         2.03          0.04
                                             -------       ------      --------
   Total From Investment
    Operations..............      1.03          1.94         2.42          0.22
                                             -------       ------      --------

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income)........     (0.21)        (0.40)       (0.38)        (0.20)
 Distributions (from
  capital gains)............     (0.94)        (0.32)       (0.08)        (0.00)
                                             -------       ------      --------
  Total Distributions.......     (1.15)        (0.72)       (0.46)        (0.20)
                                             -------       ------      --------

 NET ASSET VALUE, END OF
  PERIOD....................  $  14.57       $ 14.69       $13.47      $  11.51
                              ========       =======       ======      ========

 TOTAL RETURN/(1)/..........      3.26%        14.73%       21.60%         1.94%

 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period
   ($1,000's)...............  $ 31,491       $22,243       $7,372      $  3,362
  Ratio of Expenses to
   Average Net Assets/(2)/..      1.83%/(5)/    1.86%        1.84%         1.77%/(5)/
  Ratio of Net Income to
   Average Net Assets.......      2.72%/(5)/    2.80%        3.10%         3.22%/(5)/
  Portfolio Turnover Rate...        55%/(5)/      46%          32%           25%
  Average Commission
   Paid/(3)/................  $ 0.0571       $0.0632           --            --

/(1)/ Total returns do not reflect a sales charge and are not annualized. /(2)/ Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
/(3)/ Average commission paid disclosure beginning in fiscal 1996.
/(4)/ From the commencement of offering of Class B shares.
/(5)/ Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
GROWTH & INCOME - CLASS A SHARES

                                    Six
                                    Months
                                    Ended                         Years Ended October 31,
                                    Apr. 30,                      -----------------------
                                    1997            1996            1995             1994            1993            1992
                                    ----            ----            ----             ----            ----            ----
NET ASSET VALUE,
BEGINNING OF YEAR................   $17.26          $14.65          $12.71           $12.81          $12.02          $11.86
                                    ------          ------          ------           ------          ------          ------

 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income...........     0.07            0.20            0.22            0.18            0.21            0.29
 Net Gains (Losses) on
  Securities (both realized
  and unrealized)................     1.92            3.16            2.31            0.85            1.10            0.80
                                      ----            ----            ----            ----            ----            ----

   Total From Investment
   Operations....................     1.99            3.36            2.53            1.03            1.31            1.09
                                      ----            ----            ----            ----            ----            ----

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income).............    (0.09)          (0.21)          (0.19)          (0.18)          (0.21)          (0.34)
 Distributions (from
  capital gains).................    (1.21)          (0.54)          (0.40)           (0.95)          (0.31)          (0.59)
                                     ------          ------          ------           ------          ------          ------
 Total Distributions.............    (1.30)          (0.75)          (0.59)           (1.13)          (0.52)          (0.93)
                                     ------          ------          ------           ------          ------          ------

NET ASSET VALUE,
END OF PERIOD....................   $17.95          $17.26          $14.65           $12.71          $12.81          $12.02
                                    ------          ======          ======           ======          ======          ======
TOTAL RETURN/(1)/................     5.45%          23.61%          20.87%            8.55%          11.06%           9.94%

RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Year ($1,000's)          $215,534        $178,331        $130,630         $102,837         $95,229         $81,102
 Ratio of Expenses to
  Average Net Assets/(2)/........     1.09%/(4)/      1.03%           1.07%            1.10%           1.17%           1.10%
 Ratio of Net Income to
  Average Net Assets.............     0.82%/(4)/      1.26%           1.62%            1.45%           1.67%           2.37%
 Portfolio Turnover Rate                59%/(4)/        52%             39%              34%             54%             18%
 Average Commission Paid/(3)/      $0.0600         $0.0654              --               --              --              --


                                                            Years Ended October 31,
                                                            -----------------------
                                     1991             1990            1989             1988           1987
                                     ----             ----            ----             ----           ----
NET ASSET VALUE,
BEGINNING OF YEAR................    $9.18          $12.17          $11.10           $ 9.77          $11.57
                                     -----          ------          ------           ------          ------

 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income...........     0.29           0.35            0.46             0.35            0.44
 Net Gains (Losses) on
  Securities (both realized
  and unrealized)................     2.69          (2.19)           0.96             1.32           (0.45)
                                      ----          ------           ----             ----          ------

   Total From Investment
   Operations....................     2.98          (1.84)           1.42             1.67           (0.01)
                                      ----          ------           ----             ----          ------

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income).............    (0.30)         (0.50)          (0.35)           (0.29)          (0.55)
 Distributions (from
  capital gains).................     0.00           (0.65)           0.00            (0.05)          (1.24)
                                     -----           -----            ----            ------          ------
 Total Distributions.............    (0.30)          (1.15)          (0.35)           (0.34)          (1.79)
                                     -----           ------          ------           ------          ------

NET ASSET VALUE,
END OF PERIOD....................   $11.86          $ 9.18          $12.17           $11.10          $ 9.77
                                    ======          ======          ======           ======          ======
TOTAL RETURN/(1)/................    32.69%         -16.25%          13.00%           17.36%           0.20%

RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Year ($1,000's)           $69,365         $68,297         $72,642          $69,117         $67,933
 Ratio of Expenses to
  Average Net Assets/(2)/........     1.12%           1.17%           1.06%            0.89%           0.90%
 Ratio of Net Income to
  Average Net Assets.............     2.73%           3.33%           3.88%            3.33%           3.70%
 Portfolio Turnover Rate                26%             37%             37%              45%             71%
 Average Commission Paid/(3)/           --              --              --               --              --

(1) Total returns do not reflect a sales charge.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure beginning in fiscal 1996.
(4) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
GROWTH & INCOME FUND - CLASS B SHARES



                                                                     March 30
                               Six Months        Years Ended            to
                              Ended April 30,     October 31,        Oct. 31,
                             ----------------     -----------        ---------
                                  1997          1996       1995       1994/(4)/
                                  ----          ----       ----      ---------

NET ASSET VALUE, BEGINNING
 OF PERIOD.................                   $14.59     $12.68        $12.00
                                              ------     ------        ------

 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income.....                     0.06       0.11          0.05
 Net Gains on Securities
  (both realized and
   unrealized).............       1.90          3.14       2.31          0.69
                                  ----        ------     ------        ------
   Total From Investment
    Operations.............       1.90          3.20       2.42          0.74
                                  ----        ------     ------        ------

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income).......      (0.02)        (0.08)     (0.11)        (0.06)
 Distributions (from
  capital gains)...........      (1.21)        (0.54)     (0.40)         0.00
                                  ----        ------     ------        ------
  Total Distributions......      (1.23)        (0.62)     (0.51)        (0.06)
                                  ----        ------     ------        ------

 NET ASSET VALUE, END OF
  PERIOD...................     $17.84        $17.17     $14.59        $12.68
                                ======        ======     ======        ======

 TOTAL RETURN/(1)/.........       5.11%        22.55%     19.95%         6.14%

 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period ($1,000's).......    $34,362       $22,851     $8,871        $2,082
  Ratio of Expenses to
   Average Net Assets/(2)/.       1.93%/(5)/    1.94%      1.91%         1.85%/(5)/
  Ratio of Net Income to
   Average Net Assets......      -0.02%/(5)/    0.34%      0.69%         0.65%/(5)/
  Portfolio Turnover Rate..         59%/(5)/      52%        39%           34%
  Average Commission
   Paid/(3)/...............    $0.0600       $0.0654         --            --

/(1)/ Total returns do not reflect a sales charge and are not annualized. /(2)/ Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
/(3)/ Average commission paid disclosure beginning in fiscal 1996.
/(4)/ From the commencement of offering of Class B shares.
/(5)/ Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
NORTHWEST - CLASS A SHARES

                                       Six
                                       Months
                                       Ended                                    Years Ended October 31,
                                       Apr. 30,                                 -----------------------
                                        1997          1996          1995           1994         1993        1992         1991
                                        ----          ----          ----           ----         ----        ----         ----
NET ASSET VALUE,
BEGINNING OF YEAR..................    $  19.69      $  17.40      $  14.30     $  14.50     $  14.04     $  13.45      $  8.43
                                       --------      --------      --------     --------     --------     --------      -------
 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income.............        0.01          0.03          0.07         0.08         0.07         0.08         0.07
 Net Gains (Losses) on
  Securities (both realized
  and unrealized)..................        2.89          2.47          3.10         0.35         0.46         0.69         5.03
                                       --------      --------      --------     --------     --------     --------      -------
   Total From Investment
   Operations......................        2.90          2.50          3.17         0.43         0.53         0.77         5.10
                                       --------      --------      --------     --------     --------     --------      -------
 LESS DISTRIBUTIONS
 Dividends (from net
  investment income)...............          --         (0.03)        (0.07)       (0.08)       (0.07)       (0.07)       (0.08)
 Distributions (from
  capital gains)...................       (1.88)        (0.18)         0.00        (0.55)        0.00        (0.11)        0.00
                                       --------      --------      --------     --------     --------     --------      -------
 Total Distributions...............       (1.88)        (0.21)        (0.07)       (0.63)       (0.07)       (0.18)       (0.08)
                                                     --------      --------     --------     --------     --------      -------
NET ASSET VALUE,
END OF PERIOD......................    $  20.71      $  19.69      $  17.40     $  14.30     $  14.50     $  14.04      $ 13.45
                                       --------      ========      ========     ========     ========     ========      =======
TOTAL RETURN/(1)/..................        5.39%        14.54%        22.24%        2.97%        3.82%        5.77%       60.49%

RATIOS/SUPPLEMENTAL DATA
 Net Assets,
  End of Period ($1,000's).........    $205,509      $176,706      $157,953     $152,622     $168,840     $167,115      $98,754
 Ratio of Expenses to
  Average Net Assets/(2)/..........        1.05%/(5)/    1.08%         1.10%        1.09%        1.09%        1.11%        1.21%
 Ratio of Net Income to
  Average Net Assets...............        0.07%/(5)/    0.16%         0.44%        0.51%        0.48%        0.53%        0.63%
 Portfolio Turnover Rate...........          20%/(5)/      42%            9%          11%           8%           4%           8%
 Average Commission Paid/(3)/......    $ 0.0563      $ 0.0665            --           --           --           --           --
                                                 Years Ended October 31,
                                                 -----------------------
                                          1990       1989        1988    1987/(4)/
                                          ----       ----        ----    --------
NET ASSET VALUE,
BEGINNING OF YEAR..................      $ 10.18   $  7.55     $ 6.02    $ 6.15
                                         -------   -------     ------    ------
 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income.............         0.08      0.08       0.06      0.07
 Net Gains (Losses) on
  Securities (both realized
  and unrealized)..................        (1.76)     2.63       1.52     (0.14)
                                         -------   -------     ------    ------
   Total From Investment
   Operations......................        (1.68)     2.71       1.58     (0.07)
                                         -------   -------     ------    ------
 LESS DISTRIBUTIONS
 Dividends (from net
  investment income)...............        (0.07)    (0.08)     (0.05)    (0.06)
 Distributions (from
  capital gains)...................         0.00      0.00       0.00      0.00
                                         -------   -------     ------    ------
 Total Distributions...............        (0.07)    (0.08)     (0.05)    (0.06)
                                         -------   -------     ------    ------
NET ASSET VALUE,
END OF PERIOD......................      $  8.43   $ 10.18     $ 7.55    $ 6.02
                                         =======   =======     ======    ======
TOTAL RETURN/(1)/..................       -16.68%    36.14%     26.42%    -1.72%

RATIOS/SUPPLEMENTAL DATA
 Net Assets,
  End of Period ($1,000's).........      $42,647   $18,687     $6,994    $6,589
 Ratio of Expenses to
  Average Net Assets/(2)/..........         1.45%     1.50%      1.44%     1.36%
 Ratio of Net Income to
  Average Net Assets...............         0.72%     0.81%      0.84%     0.48%
 Portfolio Turnover Rate...........            7%       12%        17%       40%
 Average Commission Paid/(3)/......           --        --         --        --

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Average commission paid disclosure beginning in fiscal 1996.
(4) Class A information is presented from November 24, 1986, the date registration became effective under the Investment Company Act of 1940, as amended.
(5) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
NORTHWEST - CLASS B SHARES


                                                                     March 30
                               Six Months         Years Ended           to
                             Ended April 30,      October 31,        Oct. 31,
                             --------------       -----------         --------
                                  1997          1996       1995      1994/(4)/
                                  ----          ----       ----      ---------

NET ASSET VALUE, BEGINNING
 OF PERIOD.................      $19.45        $17.31     $14.28        $14.42
                                 ------        ------     ------        ------

 INCOME FROM INVESTMENT
  OPERATIONS
 Net Investment Income.....       (0.02)        (0.08)     (0.05)        (0.02)
 Net Gains on Securities
  (both realized and
   unrealized).............        2.79          2.40       3.08         (0.12)
                                 ------        ------     ------        ------
   Total From Investment
    Operations.............        2.77          2.32       3.03         (0.14)
                                 ------        ------     ------        ------

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income).......        0.00          0.00       0.00          0.00
 Distributions (from
  capital gains)...........       (1.88)        (0.18)      0.00          0.00
                                 ------        ------     ------        ------
  Total Distributions......       (1.88)        (0.18)      0.00          0.00
                                 ------        ------     ------        ------

 NET ASSET VALUE, END OF
  PERIOD...................      $20.34        $19.45     $17.31        $14.28
                                 ======        ======     ======        ======

 TOTAL RETURN/(1)/.........        5.12%        13.54%     21.25%        -0.97%

 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of
   Period ($1,000's).......     $22,041       $14,653     $7,083        $3,102
  Ratio of Expenses to
   Average Net Assets/(2)/.        1.93%/(5)/    1.98%      1.95%         1.96%/(5)/
  Ratio of Net Income to
   Average Net Assets......       -0.81%/(5)/   -0.76%     -0.45%        -0.39%/(5)/
  Portfolio Turnover Rate..          20%/(5)/      42%         9%           11%
  Average Commission
   Paid/(3)/...............     $0.0563       $0.0665         --            --

/(1)/ Total returns do not reflect a sales charge and are not annualized. /(2)/ Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
/(3)/ Average commission paid disclosure beginning in fiscal 1996.
/(4)/ From the commencement of offering of Class B shares.
/(5)/ Annualized.

THE FUNDS' OBJECTIVES

     Composite Research & Management Co., referred to as the "Adviser" in this Prospectus, manages the Funds. The Adviser attempts to maintain Funds that are responsive to changes in economic trends and developments, government actions and regulations, and international monetary conditions. Currently, equity investments are selected from high-quality companies with solid business fundamentals that the Adviser believes have a competitive advantage. Securities may be purchased on a recognized exchange, over-the-counter, or through the NASDAQ system.

     The investment objectives and policies of each Fund are described below. These objectives are fundamental and, therefore, cannot be changed without a majority vote of the Fund's outstanding shares. Other investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information state that a particular policy is fundamental. Because risks are involved, there cannot be any assurance a Fund's objectives will be attained.


     BOND & STOCK: This Fund has three objectives: continuity of income, conservation of principal, and long-term growth of both income and principal. The Fund invests in bonds, preferred stocks, common stocks and convertible bonds. At least 25% of the Fund's assets are invested in fixed income securities at all times.

     GROWTH & INCOME: The primary objective of this Fund is to provide long-term capital growth by investing in common stocks and other securities. Current income is a secondary consideration.

     NORTHWEST: This Fund invests with the objective of long-term growth of capital. Common stocks are selected from companies located or doing business in the Northwest states of Alaska, Idaho, Montana, Oregon, and Washington. Under normal circumstances, at least 65% of the Fund's total assets will be invested in companies whose principal executive offices are located in the Northwest.

INVESTMENT PRACTICES AND RISK FACTORS


     The Funds' net asset values per share will fluctuate as the values of the securities they own change. There are many factors that influence fluctuations in the market value of securities owned by the Funds. These include economic trends, government actions and regulations, and international monetary conditions. An individual security's price can be affected by such factors as poor earnings reports by its issuer, litigation, loss of major customers, or changes particular to its industry. The Funds attempt to limit risk by diversifying investments and by carefully researching securities before they are purchased. Market risks are inherent in all investments.

GENERAL

     The Funds may employ the following techniques in addition to the primary investment strategies discussed earlier under "The Funds' objectives."

     MONEY MARKET INSTRUMENTS. The Funds are permitted to invest in money market instruments for temporary or defensive purposes. The money market investments permitted include obligations of the U.S. government and its agencies and instrumentalities; short-term corporate-debt securities; commercial paper, including bank obligations; certificates of deposit; and repurchase agreements.


     REPURCHASE AGREEMENTS. The Funds may temporarily invest cash reserves in repurchase agreements. In a repurchase agreement, a Fund buys a security at one price and agrees to sell it back at a higher price. If the seller defaults on its agreement to repurchase the security, the Fund may suffer a loss if it is delayed or prevented from recovering the underlying debt security.


     Repurchase agreements will be entered into only with brokers, dealers or banks that meet credit guidelines adopted by the Board of Trustees. To limit risk, repurchase agreements maturing in more than seven days will not exceed 10% of a Fund's total assets.

     REAL ESTATE INVESTMENT TRUSTS. The Funds may invest up to 25% of their assets in real estate investment trusts, known as "REITs." Factors influencing the investment performance of REITs include the profitable operation of properties owned, financial condition of lessees and mortgagors, underlying value of the real property and mortgages owned, amount of financial leverage, and amount of cash flow generated and paid out.

     FIXED-INCOME SECURITIES. The Bond & Stock and Growth & Income Funds may invest in bonds of any maturity, including mortgage-backed securities. All fixed-income securities are subject to credit risk, which is dependent on the issuer's ability to maintain timely interest and principal payments. During periods of low interest rates, mortgage-backed securities may be subject to accelerated prepayment and possible reinvestment in securities bearing lower rates of interest.

     Both Funds may also invest in below-investment-grade bonds (sometimes called junk bonds). Any investment of this type may be considered speculative and involve greater risk of default or price change because of changes in the issuer's creditworthiness. The market price of these securities may fluctuate more than higher-rated securities. They also may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. The Bond & Stock and Growth & Income Funds may purchase or sell U.S. government securities or collateralized mortgage obligations on what is called a "when-issued" or "delayed-delivery" basis. This is done to obtain what is considered to be an advantageous yield or price at the time of the transaction. The Funds may purchase securities in these transactions if payment and delivery are scheduled to take place no more than 120 days in the future.

     The payment obligation and interest rates to be received are fixed at the time the Fund enters into the commitment. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price, if the general level of interest rates has changed. No interest will accrue to the Fund until settlement.

     Each Fund is prohibited from entering into when-issued or delayed-delivery commitments that, in total, exceed 20% of the market value of its total assets minus total liabilities (except for the obligations created by these commitments).

     COVERED CALL OPTIONS. Each of the Funds may write (sell) covered call options. A call option is "covered" if the Fund owns the security underlying the option it has written or it maintains enough cash, cash equivalents or liquid securities to purchase the underlying security. If a Fund sells a covered call option, it becomes obligated to deliver the securities underlying the option if the purchaser chooses to exercise the option before its termination date. In return the Fund receives a premium from the purchaser which it keeps, regardless of whether the option is exercised. During the option period, the Fund gives up any possible capital appreciation above the agreed-upon price if the market price of the underlying security rises.


     Foreign securities. The Bond & Stock and Growth & Income Funds may invest up to 25% of their assets in U.S. dollar-denominated securities of foreign issuers.

     Investments in foreign securities may involve somewhat different risks, including incomplete or inaccurate financial information, foreign taxes and restrictions, illiquidity, and fluctuations in currency values.

     UNIQUE TO THE NORTHWEST FUND. The Northwest Fund concentrates its investments in companies located or doing business in the Northwest. Because of this, the Fund could be adversely impacted by economic trends within the five-state area. Some of the companies whose securities are held by the Fund may have significant national or international markets for their products and services. Therefore, the Fund's performance could also be affected by national or international economic conditions.

     FOR FURTHER INFORMATION. See the Statement of Additional Information for further information regarding the investment practices summarized in this section.

INVESTMENT RESTRICTIONS
     Although many of the Adviser's decisions depend on flexibility, there are certain principles so fundamental to a Fund that they may not be changed without a vote of a majority of the outstanding shares of that Fund.

     IN ADDITION TO OTHER RESTRICTIONS LISTED IN THE STATEMENT OF ADDITIONAL INFORMATION, EACH FUND MAY NOT:


1) Invest more than 5%* of its total assets in securities of any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation.
2)   Acquire more than 10%* of the voting securities of any one company.
3)   Invest more than 25%* of its total assets in any single industry.
4) Borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes.

*Percentage at the time the investment is made.

WHO WE ARE


     Composite Bond & Stock Fund, Composite Growth & Income Fund and Composite Northwest Fund, each a series of The Composite Funds, a Massachusetts business trust organized on September 18, 1997 (the "Trust"), are open-end diversified management investment companies. A copy of the Trust's Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of the Commonwealth of Massachusetts. Prior to December __, 1997, the predecessors of the Funds, Composite Bond & Stock Fund, Inc., Composite Equity Series, Inc. and Composite Northwest Fund, Inc., respectively, were incorporated under the laws of the state of Washington on June 22, 1939, August 10, 1949, and May 27, 1986, respectively.


     The Trust is a "series" investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Only shares of Composite Bond & Stock Fund, Composite Growth & Income Fund and Composite Northwest Fund are offered by this Prospectus. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special, or relative rights and privileges as the Trustees determine. Only class A, B, S and I shares are offered by this Prospectus. The Funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.


     Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class without regard to series or classes on all matters except (i) when required by the Investment Company Act of 1940 and (ii) when the Trustees have determined otherwise.
Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Funds were liquidated, would receive the net assets of the Funds. The Funds may suspend the sale of shares at any time and may refuse any order to purchase shares.

     ADVISER. The Funds are managed by Composite Research & Management Co., which is referred to as the "Adviser" in this Prospectus.


     The Adviser has been in the business of investment management since 1944. It currently manages more than $2.3 billion for mutual funds and institutional advisory accounts, including more than $1.4 billion within the Composite Funds.


     The Adviser advises the Funds on investment policies and specific investments. Subject to supervision by the Trust's Board of Trustees, the Adviser determines which securities are to be bought and sold. These decisions are based on analyses of the economy, sectors of industry and specific institutions. They are compiled from extensive data provided by some of the country's largest investment firms, in addition to the Adviser's own research.


     William G. Papesh is the president of the Trust and of the Adviser. A team of the Adviser's investment professionals manages each Fund, under supervision of the Adviser's investment committee. The Equity team consists of Philip M. Foreman, chartered financial analyst (CFA); Jeffrey D. Huffman, CFA; and David
W. Simpson, CFA.


     Mr. Huffman has 12 years of continuous investment experience and has been employed by the Adviser since January 1995. Prior to January 1995, Mr. Huffman [prior employment for 5 years] Mr. Foreman has been employed by the Adviser since November 1991 and also has 12 years of continuous investment experience. Mr. Simpson has been employed by the Adviser since March 1993 and has 11 years of continuous investment experience. Prior to March 1993, Mr. Simpson [prior employment for 5 years] Mr. Huffman and Mr. Simpson are primarily responsible for Bond & Stock. Mr. Foreman and Mr. Simpson are primarily responsible for Growth & Income and Northwest, respectively.


     DISTRIBUTOR. Composite Funds Distributor, Inc. is the "Distributor" for these Funds. The Distributor is not a bank. Securities and annuities offered by it are not deposits nor bank obligations, and they are not guaranteed by a bank nor insured by the FDIC. The value of investments may fluctuate, return on investments is not guaranteed, and loss of principal is possible.

     TRANSFER AGENT. Murphey Favre Securities Services, Inc., which serves as the "Transfer Agent," acts as the Funds' shareholder servicing and dividend disbursing agent.

     THE ADVISER, DISTRIBUTOR, AND TRANSFER AGENT, WHOSE ADDRESSES ARE LISTED ON THE BACK COVER, ARE AFFILIATES OF WASHINGTON MUTUAL BANK AND WASHINGTON MUTUAL BANK FSB. THEY ARE ALSO SUBSIDIARIES OF WASHINGTON MUTUAL, INC.

THE COST OF GOOD MANAGEMENT


     Composite Research & Management Co. serves as Adviser under investment management agreements with each Fund. The agreements [are renewable every year,] subject to the approval of the Trust's Board of Trustees or the shareholders themselves.


     BEFORE READING THIS SECTION, YOU MAY FIND IT USEFUL TO TURN BACK TO PAGE __ TO REVIEW THE SUMMARY ON "ANNUAL FUND OPERATING EXPENSES." THAT PROVIDES AN OVERVIEW OF MUCH OF WHAT IS COVERED IN DETAIL HERE.

ADVISORY FEES

     A fee based on a percentage of average daily net assets is paid to the Adviser for its services. This includes investment management and administrative services and the Adviser's function as an agent for each Fund when paying a portion of the fee to the Distributor and Transfer Agent for their services.

     Advisory fees are calculated daily and paid monthly.


     Each Fund pays advisory fees equal to an annual rate of .625% of its average daily net assets. Fees are reduced to .50% of average daily net assets in excess of $250 million for Bond & Stock and Growth & Income. For Northwest, the rate is reduced to .50% of its net assets over $500 million and up to $1 billion, and to .375% of net assets in excess of $1 billion.


DISTRIBUTION PLAN


     The Trust's Board of Trustees has approved and monitors a distribution plan that meets the provisions of Rule 12b-1 under the Investment Company Act of 1940. The plan is intended to benefit shareholders by stimulating interest in purchasing shares of the Funds and, thus, providing a consistent flow of investment capital. This allows larger and more diversified holdings, as well as economies of scale.


     CLASS A SHARES. As currently in effect, the plan authorizes each Fund to reimburse the Distributor for direct costs of marketing, selling and distributing Class A shares of that Fund, subject to Trustee approval. These costs include service fees, sales literature and prospectuses (other than those provided to current shareholders), compensation to sales people, and other costs of sales and marketing, including state business and occupation tax assessed on the reimbursements. The Distributor pays authorized dealers service fees in consideration for account maintenance and other shareholder services. The fees are equal to an annual rate not to exceed .25% of the average daily value of shares in the accounts of the dealer or its customers. Reimbursements are not to exceed annual limits of .25% of the Fund's average daily net assets attributable to Class A shares. Unreimbursed expenses which have not been accrued in the current fiscal year may not be recovered in future periods.

     It is expected that, subject to approval by shareholders, the Trust will adopt a distribution plan that authorizes each Fund to pay the Distributor distribution fee at an annual rate of .25% of the Fund's average net assets attributable to Class A shares, regardless of the Distributor's expenses.


     CLASS B SHARES. The plan authorizes each Fund to pay the Distributor a distribution fee at an annual rate of .75% of each Fund's average daily net assets attributable to Class B shares and a service fee at an annual rate of
 .25% of such assets. The distribution fee is designed to permit investors to purchase Class B shares without a front-end sales charge. At the same time, this allows compensation to the Distributor in connection with the sale of Class B shares. The service fee covers account maintenance and other shareholder service. The Distributor pays authorized dealers service fees at an annual rate of .25% of the average daily value of Class B shares in the accounts of the dealer or its customers.


     Class I shares. Class I shares do not pay any distribution fees.


     Class S shares. The plan authorizes each Fund to pay the Distributor distribution and service fees at a combined annual rate of 1.00% of each Fund's average daily net assets attributable to Class S shares. The distribution fee of
 .75% is designed to permit investors purchasing shares through a [SAM] account to purchase Class S shares without a front-end sales charge, while compensating the Distributor in connection with sales of Class S shares. The service fee is
 .25% of each Fund's average daily net assets attributable to Class S shares.


     General. Because the distribution fee for Class B shares, the distribution fee for Class S shares and distribution fee under the proposed distribution plan for Class A shares are not tied directly to the Distributor's expenses, the amount of compensation may be more or less than its actual expenses. For this reason, those plans are characterized by the staff of the Securities and Exchange Commission as being "compensation" plans -- in contrast to the existing Class A "reimbursement" plan. The Funds are not liable for any expenses incurred by the Distributor in excess of the amount of compensation it receives.

TOTAL EXPENSES


     Other operating expenses include fees of Trustees not employed by the Adviser, transfer agent fees, custodial fees, auditing and legal fees, taxes, costs of issuing and redeeming shares, publishing of reports to shareholders, corporate meetings, and other normal costs of running a business.


     The transfer agent fees are for shareholder servicing and dividend disbursing services. You may be required to pay a separate fee if you need special services such as producing and mailing of historical account transcripts.

     Under terms of the Northwest Fund's investment management agreement, the Adviser will reimburse the Fund if certain expenses in any fiscal year are more than 1.50% of average daily net assets up to $30 million, and 1% of net assets over $30 million. Expenses excluded from those calculations include taxes, interest, portfolio brokerage, and the .75% Class B share distribution fee.

THE VALUE OF A SINGLE SHARE


     Each Fund calculates the value of its shares at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. That figure is determined separately for each class by adding the value of its securities and other assets, subtracting its liabilities and dividing the resulting figure by the number of shares of the class outstanding. That provides the net asset value per share, which is commonly referred to as "NAV."


     Security valuations are provided by independent pricing sources approved by the Board of Trustees. When such valuations are not available, the Board of Trustees will determine how they are to be priced at fair value.

HOW TO BUY SHARES


     Shares are offered at the NAV that is next calculated after receipt of a properly completed purchase order, plus, in a case of Class A shares, a sales charge. This section discusses various options you have in purchasing shares of the Funds.


     You may buy shares of the Funds through the Distributor or through selected securities dealers. The Funds may not be available in all states. With certain exceptions, the minimum initial purchase in a Fund is $1,000. IRA accounts may make initial purchases of $500 in any Fund. Subsequent investments should be at least $50.

SYSTEMATIC INVESTMENT PROGRAM


     For your convenience, you may arrange to have monthly purchases automatically deducted from your checking account as part of a systematic investment program. The minimum initial and monthly investments in this program are $50. You can arrange this at the time of application or you can do it later by talking to your investment representative or by calling the Trust.

OTHER INFORMATION


     The Trust and the Distributor reserve the right to refuse an order to buy shares.

     In the interest of economy and convenience, physical certificates representing Fund shares will be issued only upon written request to the Trust or by request from your broker.


Alternative sales arrangements


     Each Fund offers four classes of shares which represent interests in the same portfolio of investments:


1) Class A shares are sold to investors who pay a sales charge at the time of purchase and who pay ongoing service fees.

2) Class B shares are sold to investors who do not pay a sales charge at the time of purchase. Instead, they pay higher ongoing distribution and service fees than Class A shares for eight years. They also may be subject to a "contingent deferred sales charge" if redeemed within six years of purchase. Class B shares convert to Class A shares after eight years.

3) Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios. Class I shares are sold without an initial or contingent deferred sales charge and pay no ongoing distribution fees.

4) Class S shares are sold exclusively to investors who open [SAM] accounts. Class S shares are sold without an initial sales charge, but pay higher ongoing distribution and service fees than Class A shares for eight years. They may also be subject to a contingent deferred sales charge if redeemed within six years of purchase. Class S shares convert to class a shares after eight years.


     The net income attributable to, and the dividends payable to shares that pay ongoing distribution and service fees will be lower because of the higher expenses. Likewise, NAVs and performance of the four classes may vary.


     Shares of the Funds may be exchanged for shares of the same class of other Composite Funds. In addition, Class B shares of a Composite Fund may be exchanged for Class S shares of a Composite Fund, and Class S shares of a Composite Fund may be exchanged for Class B shares of [Sierra] Asset Management Portfolios. See "Exchanges for other Composite Funds" on Page ___ in this Prospectus .


     Sales personnel of broker-dealers distributing the Funds' shares may receive differing compensation for selling or servicing different classes of shares.


     When purchasing shares, investors are encouraged to choose the class of shares that will be best for them. Factors to consider include the scope of investment advisory services sought, the purchase amount, the length of time hares are expected to be held, and other individual circumstances.


     To assist investors in making their choice, the table on Page ___ provides examples of charges that apply to each class of shares. Normally, Class A shares will be most beneficial to investors who qualify for reduced sales charges, as described below, and who do not wish to open a [SAM] account or purchase shares of [Sierra] Asset Management Portfolios.


     Investment in Funds through a [SAM] account. In addition to the diversification among individual securities you receive by investing in a particular Fund, you may be able to further diversify risk by spreading your assets among several different Composite Funds that each have different risk and return characteristics. [SAM] is an active investment management service offered by [Sierra Investment Services Corporation ("Sierra Services")], the [SAM] investment adviser, that allocates your investments across a combination of either Class A or Class S shares of certain of the Composite Funds selected to meet long-term investment objectives as well as, in certain circumstances, current income objectives.


     [Sierra Services] has developed investment strategies for [SAM] accounts to meet the diverse financial needs of different investors. You can open a [SAM] account by meeting with one of the investment professionals of an authorized dealer who will review your situation and help you identify your long-term investment objectives. After using [SAM] criteria to determine your long-term objectives, you can choose one of several investment strategies. Based on your chosen strategy, your initial investment will be allocated among a number of the Composite Funds and the Class A or Class S shares of such Composite Funds. Depending on market conditions, [Sierra Services] from time to time (normally quarterly) reallocates the combination of Composite Funds or the amounts invested in the respective Class A or Class S shares of each to implement your [SAM] investment strategy. In addition, your [SAM] account will be periodically rebalanced to maintain your [SAM] strategy's current asset allocation mix, if and when the Composite Funds' performance unbalances the strategy's mix. You will pay [Sierra Services] a fee for the [SAM] account service that is in addition to and separate from the fees and expenses you will pay directly or indirectly as an investor in the Composite Funds.


     From time to time, one or more of the Composite Funds used for investment by the [SAM] accounts may experience relatively large investments or redemptions due to [SAM] account allocations or rebalancings recommended by [Sierra Services]. These transactions will affect the Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Adviser, representing the interests of the Funds, is committed to minimizing the impact of [SAM] account transactions on the Funds; [Sierra Services], representing the interest of the [SAM] accounts, is also committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objective of the [SAM] accounts. The Adviser and [Sierra Services] will nevertheless face conflicts in fulfilling their respective responsibilities because they are affiliates and employ some of the same professionals. The Adviser will monitor the impact of [SAM] account transactions on the Funds.

BUYING CLASS A SHARES


     The offering price for Class A shares is the NAV next calculated after receipt of a properly completed purchase order, plus an initial sales charge shown in the table below. Investors also may be entitled to reduced or waived sales charges as discussed following the table. The final column in the table indicates what dealers receive for selling Class A shares.


                                                    REALLOWED
                               SALES CHARGE         TO DEALERS
                          --------     --------     ----------
                          % OF         % OF NET     % OF
PURCHASE OF               OFFERING     AMOUNT       OFFERING
CLASS A SHARES            PRICE        INVESTED     PRICE
--------------            --------     --------     ----------
Less than $50,000         5.75%        6.10%        5.00%
$50,000 to $100,000       4.75         4.99         4.00
$100,000 to $250,000      3.75         3.90         3.00
$250,000 to $500,000      2.75         2.83         2.25
$500,000 to $1,000,000    2.00         2.04         1.75
$1,000,000 and above      None         None         None*


* See net asset value purchases.


Example: An investor considers putting $1,000 into a Fund's Class A shares. Based on the first column in the above table, the investor would see that 5.75% of the $1,000 would pay for a sales charge. The charge would be $57.50, which is 6.10% of the net investment of $942.50, as the next column shows. The dealer selling the shares would be paid $50 of the $57.50, which is 5.00% of $1,000, as the last column shows.

     Here is a summary of information on reduced sales charges for which an investor may be qualified. This summary refers to the data in the above table that cover purchases of $50,000 or more.


     CUMULATIVE DISCOUNT. This allows current purchases to qualify for the foregoing discounts by including the value of existing Composite Funds investments that were purchased subject to an initial or contingent deferred sales charge. The discount will be based on the amount of the new purchase plus the current offering price of shares owned at the time of the purchase. Those eligible for a cumulative Discount include individuals, immediate family members, or trustees purchasing for single fiduciary accounts.


     LETTER OF INTENT. This discount is for purchases made over an extended period. It provides for a cumulative discount on the same basis as explained in the previous paragraph if the following conditions are met: Purchases of Class A shares must be made within a 13-month period that begins no earlier than 90 days before the submission of a letter of intent from the investor to the Funds. For more information about this discount, please contact the Funds or an investment representative.

     REINVESTMENT. Redemption proceeds of Class A shares that were subject to a sales charge when first purchased may be reinvested in Class A shares within 120 days without incurring another initial sales charge.


     NET ASSET VALUE PURCHASES. There is no initial sales charge on Class A purchases of $1 million or more but such shares may be subject to a contingent deferred sales charge of 1.00% or .50%, if redeemed during the first or second year after purchase, respectively.


     Qualified employee benefit plans (including SEPs and SIMPLEs) that have more than 10 participants or that have more than $25,000 invested in those Composite Funds may purchase shares without an initial sales charge. However, a contingent deferred sales charge of 1% may be imposed on the amount that was invested through such a plan in Class A shares and that is redeemed (i) if, within the first two years after the plan's initial investment in the Composite Funds, the named fiduciary of the plan withdraws the plan from investing in the Composite Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant within two years of the plan participant's purchase of such Class A shares. The contingent deferred sales charge will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant).


     Class A shares may be purchased at net asset value, and in any amount, by officers, directors and employees of the Adviser or its affiliates, or companies which have entered into selling agreements with the Distributor, and to certain family members of such individuals. The purchase must be for investment purposes only and may not be resold other than through redemption by the Funds. The Funds may also offer their shares at net asset value [to investors who use the redemption proceeds from mutual funds outside the Composite Funds (excluding money market funds);] to certain retirement plans; and to brokers, dealers or registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products made available to their clients for which they may charge a separate fee. The Distributor will pay authorized dealers commissions on certain net asset value purchases as described in the Statement of Additional Information.

     CONSULT AN INVESTMENT REPRESENTATIVE OR SEE THE STATEMENT OF ADDITIONAL INFORMATION IF YOU THINK YOU MAY QUALIFY FOR ANY OF THESE PURCHASE PLANS .


     You must notify the Fund whenever a reduced sales charge or net asset value purchase applies to ensure that you receive the sales charge reduction or waiver.

BUYING CLASS B SHARES


     Class B shares are offered at the NAV next calculated after receipt of a properly completed purchase order without an initial sales charge. The entire amount of the purchase is invested in the Fund selected. However, Class B shares have higher distribution and service fees than Class A shares for eight years. Also, if Class B shares are redeemed within six years of purchase, a contingent deferred sales charge generally must be paid.

     Those charges and fees help make it possible for the Funds to sell Class B shares without sales charges at the time of purchase.

     The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing distribution services for Class B shares. Examples of such expenses include compensation to sales people and selected dealers. The Distributor currently pays authorized dealers commissions of 4.00% of the price of shares sold by them.


     CONTINGENT DEFERRED SALES CHARGE. Class B shares redeemed within six years of purchase are subject to a contingent deferred sales charge according to the following schedule. Class B shares purchased by exchange will be subject to a contingent deferred sales charge using the schedule of the Composite Fund into or from which the shares were exchanged that would result in the greatest contingent deferred sales charge applicable to such shares. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.


                 YEAR OF                                    CONTINGENT
                 REDEMPTION                                 DEFERRED
               AFTER PURCHASE                               SALES CHARGE
               --------------                               ------------
               First..............................             5.00%
               Second.............................             4.00%
               Third..............................             3.00%
               Fourth.............................             3.00%
               Fifth..............................             2.00%
               Sixth..............................             1.00%
               Seventh............................                0%
               Eighth.............................                0%

     Class B shares purchased prior to DECEMBER __, 1997, MAY BE subject to a different contingent deferred sales charge schedule, which is shown in the Statement of Additional Information.

     The contingent deferred sales charge is calculated by applying the above percentages to whichever of the following is less:

1)   The NAV of the redeemed shares at the time they were purchased; or
2)   The NAV of the redeemed shares at the time of redemption.


     This means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. Accordingly, they will be redeemed in this order:
















1)   Shares from reinvested dividends or capital gain distributions; then
2)   Shares from the earliest purchase

Here is an example:


     An investor purchases 100 Class B shares at $10 per share -- for a total cost of $1,000. In the second year after the purchase, the NAV has risen to $12 per share, and the investor has acquired 10 more shares through dividend reinvestment.


     At that time, the investor decides to make the first redemption. The transaction includes 50 shares at $12 per share -- for a total of $600.

     The first 10 shares to be redeemed will not be subject to any charge because of the 10 shares received from dividend reinvestment. See item 1) just above this example.


     As for the other 40 shares, the charge will be applied only to the original cost of $10 per share. The NAV increase of $2 per share will not be considered. As a result, $400 of the redemption proceeds (40 x $10) will be charged a rate of 4%, which is the second-year rate shown in the table ABOVE. The resulting sales charge will be 4% x $400, which will be $16.

     The contingent deferred sales charge may be waived for redemptions of Class B shares under these circumstances:

1) Following the death or disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
2) In connection with certain distributions from an IRA or other retirement plan, as described in the Statement of Additional Information;

3) According to the Fund's systematic withdrawal plan -- but limited to 12% annually of the value of the Fund account at the time the plan is established; then
4) As a result of the right of the Fund to liquidate a shareholder's account as described under "How to sell shares."

     REINVESTMENT. You may reinvest in Class B shares within 120 days of redemption and receive reimbursement credited to your account for any contingent deferred sales charge you previously paid. The reinvested shares will be subject to the holding period of the shares which were originally purchased. This holding period determines any contingent deferred sales charges on subsequent redemptions of the reinvested shares or their conversion to Class A shares as described in the following section.


     To make sure you receive waiver or reimbursement of contingent deferred sales charges, you must notify the Fund whenever you are so entitled.


     CLASS B CONVERSION FEATURE. Class B shares that remain outstanding for Eight years will convert to Class A shares of the same Fund. The basis for this will be the relative NAVs of the two classes at the time of conversion.

     Some investors buy shares at several different times and reinvest dividends and capital gains over an extended period. Each time a conversion takes place, a pro-rata portion of Class B shares acquired through the reinvestment of dividends and capital gain distributions also will convert to Class A shares.


     The conversion of Class B shares to Class A shares is subject to a favorable ruling from the Internal Revenue Service or the continuing availability of an opinion of legal counsel that such conversion will not be subject to federal income taxes. There cannot be any assurance that a ruling or opinion will be available. if they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period. Class B shares purchased prior to December __, 1997, will generally convert to Class A shares six years after they were initially purchased.


     Class B shares of the Funds, other than Class B shares purchased by exchange of Class B shares that, when originally purchased, were subject to a lower contingent deferred sales charge than that applicable to Class B shares of the funds, may be exchanged for Class

S shares of a Composite Fund if the investor has an existing [SAM] account or opens a [SAM] account and meets the investment minimum for such [SAM] account.


BUYING CLASS I SHARES


    Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios. Class I shares are sold at the net asset value next determined after receipt of a properly completed purchase order. For more information about [Sierra] Asset Management Portfolios, consult your investment representative or call the Distributor.


BUYING CLASS S SHARES.


     Class S shares are offered at the NAV next calculated after receipt of a properly completed purchase order without an initial sales charge. The entire amount of the purchase is invested in the Fund selected. However, Class S shares have higher distribution and service fees than Class A shares for eight years. Also, if Class S shares are redeemed within six years of purchase, a contingent deferred sales charge generally must be paid.


     Those charges and fees help make it possible for the Funds to sell Class S shares without sales charges at the time of purchase.


     The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing distribution services for Class S shares. Examples of such expenses include compensation to sales people and selected dealers. [The Distributor currently pays authorized dealers commissions of 4.00% of the price of shares sold by them.]


     CONTINGENT DEFERRED SALES CHARGE. Class S shares redeemed within six years of purchase are subject to a contingent deferred sales charge according to the following schedule. Class S shares purchased by exchange will be subject to a contingent deferred sales charge using the schedule of any Composite Fund into or from which the shares were exchanged that would result in the highest contingent deferred sales charge. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.


                             YEAR OF                  CONTINGENT
                           REDEMPTION                  DEFERRED
                         AFTER PURCHASE              SALES CHARGE
                         --------------              ------------
              First..............................        5.00%
              Second.............................        4.00%
              Third..............................        3.00%
              Fourth.............................        3.00%
              Fifth..............................        2.00%

              Sixth..............................        1.00%
              Seventh............................           0%
              Eighth.............................           0%



     The contingent deferred sales charge is calculated by applying the above percentages to whichever of the following is less:


1)   The NAV of the redeemed shares at the time they were purchased; or

2)   The NAV of the redeemed shares at the time of redemption.


     This means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. Accordingly, they will be redeemed in this order:


1)   Shares from reinvested dividends or capital gain distributions;

2)   Shares from the earliest purchase.


     The contingent deferred sales charge may be waived for redemptions of Class S shares under these circumstances:


1) Following the death or disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

2) In connection with certain distributions from an IRA or other retirement plan, as described in the Statement of Additional Information;

3) According to the Fund's systematic withdrawal plan -- but limited to 12% annually of the value of the Fund account at the time the plan is established; then

4) As a result of the right of the Fund to liquidate a shareholder's account as described under "How to sell shares."


     REINVESTMENT. You may reinvest in Class S shares within 120 days of redemption and receive reimbursement credited to your account for any contingent deferred sales charge you previously paid. The reinvested shares will be subject to the holding period of the shares which were originally purchased. This holding period determines any contingent deferred sales charges on subsequent redemptions of the reinvested shares or their conversion to Class A shares as described in the following section.


     To make sure you receive waiver or reimbursement of contingent deferred sales charges, you must notify the Fund whenever you are so entitled.


     CLASS S CONVERSION FEATURE. Class S shares that remain outstanding for eight years will convert to Class A shares of the same Fund. The basis for this will be the relative NAVs of the two classes at the time of conversion.

     Some investors buy shares at several different times and reinvest dividends and capital gains over an extended period. Each time a conversion takes place, a pro-rata portion of Class S shares acquired through the reinvestment of dividends and capital gain distributions also will convert to Class A shares.


     The conversion of Class S shares to Class A shares is subject to a favorable ruling from the Internal Revenue Service or the continuing availability of an opinion of legal counsel that such conversion will not be subject to federal income taxes. There cannot be any assurance that a ruling or opinion will be available. If they should not be available, the conversion of Class S shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


     If the investor's [SAM] account is closed, the investor is not required to redeem his or her Class S shares, but may continue to hold Class S shares and may exchange Class S shares of one fund for Class S shares of any other Composite Fund without paying a sales charge at the time of the exchange. Class S shares may also be exchanged for Class B shares of [Sierra] Asset Management Portfolios.

DISTRIBUTION OF INCOME AND CAPITAL GAINS


     The Funds distribute dividends from net investment income (which is essentially interest and dividends from securities held), minus expenses. They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. Bond & Stock and Growth & Income normally declare and pay dividends near the end of each calendar quarter, when available, and Northwest normally declares and pays dividends annually, when available. The Funds distribute any capital gains annually when available, normally in December.


     You have four choices regarding what you do with dividends and capital gain distributions. You can make your choice at the time of your initial purchase or by contacting the Funds' offices or your investment representative. The options include:

     AUTOMATIC REINVESTMENT. Most shareholders elect this procedure. It is automatically effective unless you choose another option. All dividends and capital gain distributions are reinvested into additional shares of the Fund. Automatic reinvestments generally provide the most capital growth.


     REINVEST DIVIDENDS IN ANOTHER COMPOSITE FUND. Income dividends may be automatically invested in the same class of shares of another Composite Fund provided that Fund is available FOR SALE in your state of residence.

     CASH PAYMENT OF INCOME AND REINVESTMENT OF ANY CAPITAL GAINS. With this option, dividends are deposited to your pre-authorized bank account or paid by check. Any capital gain distributions are reinvested in additional shares of the Fund.

     CASH PAYMENT OF ALL DISTRIBUTIONS. Dividends and capital gain distributions are deposited to your pre-authorized bank account or paid by check.


     OTHER INFORMATION. Reinvestments of income dividends and capital gain distributions are made at the closing nav on the day dividends or distributions are deducted from the Fund's assets.


     If you have chosen to receive dividends or capital gain distributions in cash and the U.S. Postal Service cannot deliver your check, the Funds reserve the right to reinvest your check at the then-current NAV and to automatically reinvest subsequent dividends and capital gain distributions in your account. The Funds may also automatically reinvest dividends or distributions of $10 or less.

INCOME TAXES ON DIVIDENDS AND CAPITAL GAINS


     You are responsible for federal income tax (and state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether they are paid in cash or reinvested in additional shares. You will be advised annually as to the tax status of these dividends and distributions.


     Generally, dividends paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) distributed to you. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). You must treat distributions of net capital gains as mid-term gains to the extent designated by the Funds as deriving from net gains from assets held for more than one year but not more than 18 months. The balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to you as such, whether or not received by you in cash or in shares of a Fund and regardless of how long you have held your shares in a Fund. If your shares are in an IRA or another qualified retirement plan, you will not have to pay tax on the reinvested amount until funds are withdrawn.



     Each Fund complies with provisions of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable income accordingly. Because of this, the Funds do not anticipate being subject to federal income or excise taxes on earnings they distribute to shareholders.

     Because of tax law requirements, you must provide the Funds an accurate Social Security number or taxpayer identification number or make required certifications to avoid the 31% "back-up" withholding tax.


EXCHANGES FOR OTHER COMPOSITE FUNDS


     You may exchange shares of any Composite Fund for the same class of shares of any other Composite Fund. In addition to the Funds described in this Prospectus, there are Composite Funds that invest in other types of securities, including: income-generating securities, tax-exempt bonds, U.S. government securities, and money market instruments.

     Contact your investment representative or the Distributor to request a prospectus for the Composite Funds that interest you.


     Exchanges are made at the prevailing NAV of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a Fund which imposes an initial or contingent deferred sales charge. Any contingent deferred sales charge on the subsequent sale of shares acquired by exchange will be based on the contingent deferred sales charge schedule of the Composite Fund into or from which the shares were exchanged that would result in the greatest contingent deferred sales charge applicable to such shares. For purposes of calculating any contingent deferred sales charge, the length of time you have held your shares will date from your original purchase, and will be unaffected by any exchanges (or any purchases of shares of Composite Funds in connection with the acquisition by the Composite Funds of the assets of another investment company). Shares exchanged from Composite Money Market Fund, Composite Tax-exempt Money Market Fund or California Money Fund (a series of The [Sierra] Trust Funds) will be subject to the acquired Fund's sales charge unless the shares given in exchange were previously exchanged from a Composite Fund that imposes an initial or contingent deferred sales charge. The availability of the exchange privilege with respect to shares of [Sierra Prime Income] Fund is subject to the availability of shares of [Sierra Prime Income] Fund For Exchange Purposes As Stated In The Prospectus And Statement Of Additional information ("SAI") of [sierra prime income] fund. Also, although shares of [Sierra Prime Income] Fund may be exchanged for shares of the Funds, such exchanges are permitted approximately once each calendar quarter so long as [Sierra Prime Income] Fund makes a repurchase offer for its shares in such quarter and so long as the [Sierra Prime Income] Fund repurchase offer is sufficiently large to include [Sierra Prime Income] Fund shares tendered for exchange. For more information about [Sierra Prime Income] Fund, please consult your investment representatives or call the Distributor.


     All exchanges are subject to the minimum investment requirements of the Composite Fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund and, consequently, may be disallowed. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

HOW TO SELL SHARES


     You may redeem shares at any time. The price paid per share will be the next NAV that is calculated. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. Contingent deferred sales charges, if applicable, will be deducted upon redemption.


     TELEPHONE. You may authorize telephone transactions when you sign your Fund account application. Or you may choose at that time not to allow such transactions.

     Provided you have pre-authorized these transactions, you may redeem or exchange shares by telephoning 1-800-543-8072. You may also request these transactions through your investment representative. Proceeds may be directed to a pre-authorized bank or broker account or to the address of record for the account. Exchanges also may be made by telephone. (see the previous section for more information.)


     It may be difficult to reach the Trust offices by telephone during periods of unusual economic or market activity. Please be persistent if this occurs. The Transfer Agent is committed to extending its availability beyond regular 7 a.m. to 6 p.m. (Pacific time) customer service hours during such periods. Calls requesting telephone redemption or exchanges during periods of unusual market activity that are received after business hours will be recorded and returned in the order they were received.


     For protection, all telephone instructions are verified. This is done by requesting personal shareholder information, providing written confirmations of each telephone transaction, and recording telephone instructions. The Transfer Agent may require a Letter of Authorization, other documents, or authorization from your broker to initiate telephone redemptions of $25,000 or more that are not directed to your pre-authorized bank or broker account. If reasonable procedures are used, neither the Transfer Agent nor the Funds will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the Transfer Agent or the Funds may be liable for any losses because of unauthorized or fraudulent telephone instructions if reasonable procedures are not followed.


     WRITTEN REQUEST. Redemptions also may be requested by writing the Trust offices. Written requests may require a signature guarantee, as discussed below, and the return of any outstanding share certificates. Changes in pre-authorized redemption instructions or your account registration also require signature guarantees. For your protection, the signature(s) must be guaranteed by an officer of a U.S. bank belonging to the Federal Reserve System, a member of the Stock Transfer Association Medallion Program, or a member of the National Association of Securities Dealers, Inc.


     PROMPT PAYMENT. Payment normally will be made on the next business day after the transaction, but no later than seven days after the transaction, unless you recently purchased Fund shares by check. In that case, redemption proceeds may be delayed until the Transfer Agent verifies collection OF the check. Generally this occurs within 14 days. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank also may charge a fee.


     SYSTEMATIC WITHDRAWAL PLAN. Shareholders may choose to receive specific cash withdrawals on a periodic basis. A $5,000 minimum balance is required to establish a systematic withdrawal plan in a Fund account. Shares of the Fund will be redeemed to provide the requested payment. Naturally, withdrawals that continually exceed dividend income and capital gains will eventually exhaust the account. Class B and Class S shareholders may use a systematic withdrawal plan to redeem up to 12% of the beginning balance annually without incurring a contingent deferred sales charge. The beginning balance is the Fund account balance at the time the plan is established.


     OTHER CONSIDERATIONS. It is costly to maintain small accounts. Accordingly, an account may be closed after 90 days advance, written notice if the total account value falls below a minimum (currently $700 or, in the case of an IRA account, $500) when any transfer or redemption is made. Shares will be redeemed at the next calculated NAV on the day the account is closed. To prevent an account closure, investors may purchase shares to bring their account balance above the minimum during the 90-day grace period.

IRAS AND OTHER TAX-SHELTERED RETIREMENT PLANS


     Shares in the Funds may be appropriate for many retirement plans, including IRAs. Retirement plan contributions are tax deductible in some cases, and earnings compound on a tax-deferred basis until withdrawn.


     From time to time, Composite Funds Distributor, Inc. or its affiliates may offer "IRA bonuses" on IRA rollovers and transfers to IRA accounts maintained by them. The Funds do not pay any portion of these bonuses. The products purchased through these rollovers and transfers may include the Composite Funds. This payment may be considered a reduction in the Distributor's sales charge.


     Information about IRAs and other qualified retirement plans is available from the Fund offices or your investment representative.

PERFORMANCE INFORMATION


     While past results are not necessarily indicative of future performance, history provides a basis for comparisons of mutual fund investment strategies and their execution. Among the factors that influence the Funds' performance are the type and quality of investments, operating expenses, and the net amount of new money coming into the Funds.

     Pertinent information follows:





     AVERAGE ANNUAL TOTAL RETURN. "Average annual total return" shows the change in value of an investment in a Fund over a stated period as a steady compound rate of return. The calculation assumes reinvestment of dividends and capital gain distributions and payment of the maximum initial sales charge for Class A shares or the applicable contingent deferred sales charge for Class B or Class S shares.

          NON-STANDARDIZED TOTAL RETURNS. These "non-standardized total returns" differ from average annual total returns for the following reasons: First, they may relate to non-standard periods; second, they may represent cumulative (rather than average) total return and third, sales charges may not be deducted.


          OTHER INFORMATION. Each Fund may include performance data in any advertisement or promotional material of that Fund.

          Management has included a discussion of the Funds' performance in their annual report, which is available upon request and without charge by calling the Fund offices.

          The Funds may quote performance results from recognized services and publications that monitor the performance of mutual funds. Included, too, may be comparisons of their performance with various published, historical indices.


          THE FUNDS' PERFORMANCE IS NOT FIXED NOR IS THE PRINCIPAL GUARANTEED. ASSET VALUES FLUCTUATE DAILY SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE SHOULD NOT BE INTERPRETED AS AN INDICATION OF A FUND'S PERFORMANCE IN THE FUTURE.

REPORTS TO SHAREHOLDERS

          Shareholders receive semiannual and annual reports. The financial statements in the annual reports are audited by independent accountants.

          Shareholders whose accounts are directly with the Funds receive statements at least quarterly. These statements show account transactions, the total number of shares owned, and any dividends or distributions paid. Shareholders also receive written confirmation soon after each transaction which is not a dividend reinvestment, systematic investment program purchase, or systematic withdrawal plan redemption.

WE'RE HERE TO HELP YOU

          Any inquiries you may have about these Funds or your account should be directed to the Funds at the address or telephone number on the front page and back cover of this Prospectus. We will be glad to answer your questions.

FOR FURTHER INFORMATION, PLEASE CONTACT:

FUND OFFICES

601 West Main Avenue, Suite 300

Spokane, Washington  99201-0613
Phone: (509) 353-3550

1-800-543-8072




ADVISER
Composite Research & Management Co.
1201 Third Avenue, Suite 1400

Seattle, WASHINGTON  98101-3015

DISTRIBUTOR

Composite Funds Distributor, Inc.
1201 Third Avenue, Suite 780

Seattle, Washington  98101


Transfer Agent
Murphey Favre Securities Services, Inc.
601 West Main Avenue, Suite 300
Spokane, Washington  99201

CUSTODIAN
Investors Fiduciary Trust Company
127 W. 10th Street

Kansas City, Missouri  64105-1716

INDEPENDENT PUBLIC ACCOUNTANTS
LeMaster & Daniels PLLC
601 W. Riverside Avenue, Suite 800

Spokane, Washington  99201-0614

COUNSEL
Paine, Hamblen, Coffin, Brooke & Miller LLP
717 W. Sprague Avenue, Suite 1200

Spokane, Washington  99204-0464


BOARD OF TRUSTEES
Wayne L. Attwood, M.D.
Kristianne Blake
Anne V. Farrell
Michael K. Murphy
William G. Papesh
Daniel L. Pavelich
Jay Rockey
Richard C. Yancey

                              THE COMPOSITE FUNDS
                        THE COMPOSITE EQUITY FUNDS


                               COMPOSITE BOND &
                                STOCK FUND


                              COMPOSITE GROWTH &
                               INCOME FUND


                                   COMPOSITE
                              NORTHWEST FUND


                                PROSPECTUS


                                 DECEMBER __,
                                   1997


                                    [LOGO]
                                  COMPOSITE
                              GROUP OF FUNDS

                             COMPOSITE BOND FUNDS
                                   Suite 300
                              601 W. Main Avenue
                        Spokane, Washington 99201-0613
               Telephone (509) 353-3550 Toll Free (800) 543-8072

A SELECTION OF THREE FUNDS WITH DIFFERENT INVESTMENT OBJECTIVES:


     The following three series (the "Composite Bond Funds") of The Composite Funds (the "Trust") are designed for investors who want to generate income from debt securities and to protect their capital:


     COMPOSITE U.S. GOVERNMENT SECURITIES - This Fund is intended to provide a high level of current income, consistent with safety and liquidity. Investments are made in obligations issued or guaranteed by the U.S. government. The Fund also invests in repurchase agreements and collateralized mortgage obligations that are secured by those types of obligations.


     COMPOSITE INCOME FUND - The objective for this Fund is to provide a high level of current income that is consistent with protection of shareholders' capital. It pursues this objective through investment in a diversified pool of debt securities.


     COMPOSITE TAX-EXEMPT BOND FUND - This Fund is designed to provide a high level of income that is exempt from federal taxes and to protect investors' capital. The Fund invests in a portfolio of bonds issued by states, counties, cities and other governmental bodies whose bonds generate income exempt from federal income tax.


     Each of the Composite Income Fund and the Composite Tax-Exempt Bond Fund may invest up to 35% of its assets in lower-rated securities and non-rated securities of comparable quality, commonly known as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and non-payment of interest. Investors should carefully assess the risks associated with an investment in the Composite Income Fund.


     Please read this Prospectus dated December __, 1997, and retain it for future reference. It sets forth information about these Funds that a prospective investor should know before investing.

OTHER IMPORTANT INFORMATION

     SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THESE SHARES INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

     A Statement of Additional Information about the Funds, dated December __, 1997, is on file with the Securities and Exchange Commission. It is incorporated by reference into this Prospectus. You may obtain a free copy by calling or writing the Funds at the Location listed above.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

CONTENTS                                                              Page
About this Prospectus.............................................     []
Expense information...............................................     []
Financial highlights..............................................     []
The Funds' objectives.............................................     []
Investment practices and risk factors.............................     []
Investment restrictions...........................................     []
Who we are........................................................     []
The cost of good management.......................................     []
The value of a single share.......................................     []
How to buy shares.................................................     []
Distribution of income and capital gains..........................     []
Income taxes on dividends and capital gains.......................     []
Exchanges for other Composite Funds...............................     []
How to sell shares................................................     []
IRAs and other tax-sheltered retirement plans.....................     []
Performance information...........................................     []
Reports to shareholders...........................................     []
We're here to help you............................................     []


ABOUT THIS PROSPECTUS


     In this Prospectus, you will find basic and in-depth information about the Composite Bond Funds. Included are such subjects as how to buy and sell shares, as well as details about the Funds' objectives, investment practices and restrictions, and other matters.

     If you are not familiar with mutual funds, investment terminology, or the Composite Group of Funds, you may find it useful to understand the following key words and terms that appear frequently on these pages:

GLOSSARY OF KEY WORDS AND TERMS


     ADVISER. Composite Research & Management Co., which is called the "Adviser" in this Prospectus, is the manager of the Bond Funds and a number of other mutual funds (excluding series of The [Sierra] Variable Trust that serve as underlying funding vehicles for variable insurance contracts, the "Composite Funds").


     Class A shares. Purchasers of Class A shares generally pay a sales charge at the time of purchase and Class A shares pay annual operating expenses, including ongoing service fees.

     Class B shares. Purchasers of Class B shares do not pay an initial sales charge, but Class B shares pay higher ongoing distribution and service fees than Class A shares for eight years, and redemptions of Class B shares are generally subject to a contingent deferred sales charge (see below). Class B shares convert to Class A shares after eight years.


     Class I shares. Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios. Class I shares are sold without an initial or contingent deferred sales charge and pay no ongoing distribution fees.


     Class S shares. Class S shares are sold exclusively to investors who open [SAM] accounts. Purchasers of Class S shares do not pay an initial sales charge, but Class S shares pay higher ongoing distribution and service fees than Class A shares for eight years and redemptions of Class S shares are generally subject to a contingent deferred sales charge (see below). Class S shares convert to Class A shares after eight years.


     CONTINGENT DEFERRED SALES CHARGE. If an investor redeems Class B or Class S shares within six years of purchase, he or she normally must pay this charge.


     DISTRIBUTOR. Composite Funds Distributor, Inc. distributes the Composite Bond Funds and other Composite Funds and is referred to as the "Distributor" in this Prospectus.


     EXCHANGE. This privilege allows shareholders to transfer their investment from one fund to another. Except for exchanges of shares of certain money market funds that were not subject to any initial or contingent deferred sales charge at the time of purchase, there is no fee or additional sales charge for an exchange within the Composite Funds.













     FUND. The term "Fund" identifies any one of the three mutual funds offered through this Prospectus. These "Funds" are identified as follows in this document:

          INCOME. This Fund's objective is to provide a high level of current income, consistent with protection of shareholders' capital. It invests in a diversified portfolio of debt securities.

          TAX-EXEMPT. This Fund's objective is to provide income that is exempt from federal taxes, and, at the same time, to protect investors' capital.

          U.S. GOVERNMENT SECURITIES. This Fund's objective is to provide a high level of current income from U.S. government securities, consistent with safety and liquidity.


     NET ASSET VALUE (NAV). This is the term used in this Prospectus and in daily newspaper financial tables to report the value of a single share of a mutual fund. It is determined separately for each class by adding the value of a fund's securities and other assets, subtracting any liabilities, and dividing the resulting figure by the number of shares outstanding. That provides the "net asset value" per share, often referred to as "NAV."

     REDEMPTION. This refers to the sale of mutual fund shares by an investor. He or she is said to have "redeemed" the shares.


     REPRESENTATIVE. This is the person who is authorized to purchase or sell mutual fund shares on your behalf. Your representative may be an investment representative of Washington Mutual Bank or a registered representative of Composite Funds Distributor, Inc., or a registered representative or another securities dealer.


     STATEMENT OF ADDITIONAL INFORMATION. This is a document that has more detailed information about the Funds than what is contained in this Prospectus. It is on file with the Securities and Exchange Commission and also is available through the Funds.

EXPENSE INFORMATION


     The table below shows the Funds' costs and expenses that an investor will bear both directly or indirectly and how they affect share ownership. Operating expenses are based on the Funds' expenses during the fiscal year ended December 31, 1996. "Other expenses" for Class I and Class S shares are based on actual "other Expenses" for Class B shares for the fiscal year ended December 31, 1996. The 12b-1 fees shown for Class A shares have been restated to reflect the effect of an amendment to the Trust's distribution plan pending shareholder approval. Actual 12b-1 fees for the fiscal year ended December 31, 1996 were .20%.


     For further information on costs and expenses, please see "The cost of good management" on Page __.

SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND:


                                    Class A    Class B    Class I   Class S
                                    Shares     Shares     Shares    Shares
Maximum sales charge imposed        4.50%      None       None      None
  on purchases (as percentage of
  offering price)

Maximum contingent deferred         None*      5.00%      None      5.00%
  sales charge (as percentage of
  purchase price or redemption
  proceeds, whichever is lower)
Redemption fee                      None       None       None      None
Exchange fee                        None       None       None      None



* Certain investors who purchase Class A shares at net asset value may be subject to a contingent deferred sales charge of 1.00% or .50% on redemptions of these shares during the first or second year after purchase, respectively.

                          U.S. Government Securities


Annual fund
operating expenses
(as a percentage of
average net assets
                         -----------------------------------------
                         Class A    Class B   Class I   Class S
                         Shares     Shares    Shares    Shares
                         -----------------------------------------
Advisory Fees              .63%        .63%     .63%      .63%

12b-1 Fees                 .25%       1.00%       0%     1.00%

Other Expenses             .20%        .22%     .22%      .22%
                         -----------------------------------------

Total Fund Operating      1.08%       1.85%     .85%     1.85%
  Expenses


                                    Income

Annual fund
operating expenses
(as a percentage of
average net assets
                         -----------------------------------------
                         Class A    Class B   Class I   Class S
                         Shares     Shares    Shares    Shares
                         -----------------------------------------
Advisory fees              .63%        .63%     .63%      .63%

12b-1 Fees                 .25%       1.00%       0%     1.00%

Other Expenses             .25%        .26%     .26%      .26%
                         -----------------------------------------
Total Fund Operating      1.13%       1.89%     .89%     1.89%
  Expenses

                                  Tax-Exempt


Annual fund
operating expenses
(as a percentage of
average net assets
                         -----------------------------------------
                         Class A    Class B   Class I   Class S
                         Shares     Shares    Shares    Shares
                         -----------------------------------------
Advisory fees              .50%        .50%     .50%      .50%

12b-1 fees                 .25%       1.00%       0%     1.00%

Other Expenses             .10%        .15%     .15%      .15%
                         -----------------------------------------

Total Fund Operating       .85%       1.65%     .65%     1.65%
  Expenses



     Sales charge waivers are available under certain circumstances for Class A, Class B and Class S shares, and reduced sales charge purchase plans are available for Class A shares. The 5.00% contingent deferred sales charge on Class B and Class S shares declines over time and is eliminated after six years. Please see "The cost of good management" for further information. There is a $10 charge for redemptions paid by Fed Funds wire but not for redemptions deposited to your pre-authorized bank account or paid by check.







EXAMPLE

     YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN ONE OF THE FUNDS, ASSUMING YOU RECEIVE A 5% ANNUAL RETURN AND THAT THE FUND'S EXPENSES ARE THE SAME AS THOSE SHOWN IN THE ANNUAL FUND OPERATING EXPENSES TABLE ON THE PREVIOUS PAGE. THE 5% FIGURE IS A CONSTANT RATE REQUIRED FOR COMPARATIVE PURPOSES BY THE SECURITIES AND EXCHANGE COMMISSION. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL RESULTS WILL BE GREATER OR LESS THAN THE ILLUSTRATION.

                          U.S. Government Securities

                         -----------------------------------------
Expenses assuming        Class A    Class B   Class I   Class S
redemption at the        Shares     Shares    Shares    Shares
end of each period:
                         ------------------------------------------

   1 year                $          $         $         $
   3 years               $          $         $         $
   5 years               $          $         $         $
   10 years              $          $         $         $

Assuming you
keep your shares
and no redemptions
are made:

   1 year                $          $         $         $
   3 years               $          $         $         $
   5 years               $          $         $         $
   10 years              $          $         $         $

                                    INCOME

                         ------------------------------------------
Expenses assuming        Class A    Class B   Class I   Class S
redemption at the        Shares     Shares    Shares    Shares
end of each period:
                         ------------------------------------------

   1 year                $          $         $         $
   3 years               $          $         $         $
   5 years               $          $         $         $
   10 years              $          $         $         $

Assuming you
keep your shares
and no redemptions
are made:

   1 year                $          $         $         $
   3 years               $          $         $         $
   5 years               $          $         $         $
   10 years              $          $         $         $

                                  Tax-Exempt

                         -----------------------------------------
Expenses assuming        Class A    Class B   Class I   Class S
redemption at the        Shares     Shares    Shares    Shares
end of each period:
                         -----------------------------------------

   1 year                $          $         $         $
   3 years               $          $         $         $
   5 years               $          $         $         $
   10 years              $          $         $         $

Assuming you
keep your shares
and no redemptions
are made:

   1 year                $          $         $         $
   3 years               $          $         $         $
   5 years               $          $         $         $
   10 years              $          $         $         $



     Class B and Class S shares automatically convert to Class A shares after eight years without charge or tax impact. Because of that, years nine through ten reflect Class A operating expenses. Long-term Class B and Class S shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, INC. The Class B AND CLASS S conversion feature is intended to reduce the likelihood this will occur. See "How to buy shares - Class B conversion feature and "How to buy shares - Class S conversion feature" on pages [ ] and [ ] for more information.

FOR FURTHER INFORMATION

 .    Advisory fees - See "The cost of good management" Page [ ]
 .    12b-1 fees - See "The cost of good management" Page [  ]
 .    Sales charge on purchases - See "How to buy shares" Page [  ]
 .    Contingent deferred sales charge - See "How to buy shares" Page [  ]
 .    Conversion of Class B shares to Class A - See "How to buy shares - Class B conversion feature" Page [  ]
 .    Conversion of Class S shares to Class A - see "How to buy shares - Class S conversion feature" Page [  ]

FINANCIAL HIGHLIGHTS

The tables on the following pages present selected financial information about the Funds, including per share data, expense ratios and other data based on average net assets. Information presented for periods ended prior to June 30, 1997 has been audited by LeMaster & Daniels PLLC, the Funds' independent auditors whose reports appear in the Funds' annual report. Information presented for periods ended June 30, 1997 is unaudited. The funds' 1996 annual report and 1997 semiannual report are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
U.S. GOVERNMENT SECURITIES - CLASS A SHARES


                                               Six                                              Ten
                                             Months               Years Ended                  Months
                                              Ended               December 31,                  Ended
                                            June 30, -------------------------------------   ----------
                                              1997    1996      1995      1994       1993      1992/3/
                                              ----    ----      ----      ----       ----      -------
NET ASSET VALUE,
BEGINNING OF PERIOD....................     $10.46    $10.84     $9.64     $10.79    $10.63    $10.53
                                            ------    ------     -----     ------    ------    ------
 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income.................       0.31      0.63      0.63       0.63      0.69      0.62
 Net Gains (Losses) on
  Securities (both realized
  and unrealized)......................      (0.02)    (0.38)     1.20      (1.15)     0.16      0.10
                                             ------    ------     ----      ------     ----      ----

   Total From Investment
   Operations..........................       0.29      0.25      1.83      (0.52)     0.85      0.72
                                              ----      ----      ----      -----      ----      ----

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income)...................      (0.31)    (0.63)    (0.63)     (0.63)    (0.69)    (0.62)
                                             ------    ------    ------     ------    ------    ------

 NET ASSET VALUE,
  END OF PERIOD........................     $10.44    $10.46    $10.84     $ 9.64    $10.79    $10.63
                                            ------    ======    ======     ======    ======    ======

 TOTAL RETURN/1/.......................       2.87%     2.48%    19.45%     -4.91%     8.12%     7.03%

RATIOS/
SUPPLEMENTAL DATA
 Net Assets, End of
    Period (in thousands)                 $119,431  $139,159  $177,310   $188,068  $268,112  $207,501
 Ratio of Expenses to
  Average Net Assets/2/................       1.02%/4/   .97%     1.01%      0.97%     0.99%     0.99%/4/
 Ratio of Net Income to
  Average Net Assets...................       6.09%/4/  6.01%     6.08%      6.19%     6.29%     6.98%/4/
 Portfolio Turnover Rate...............         10%/4/    16%        8%        34%       51%       11%/4/

                                                          Years Ended
                                         ------------------------------------------------
                                         1992       1991      1990      1989      1988
                                         ----       ----      ----      ----      ----
NET ASSET VALUE,
BEGINNING OF PERIOD....................   $10.17      $9.90     $9.63    $10.25    $10.61
                                          ------      -----     -----    ------    ------
 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income.................     0.79       0.82      0.88      0.91      0.91
 Net Gains (Losses) on
  Securities (both realized
  and unrealized)......................     0.36       0.27      0.27     (0.62)    (0.36)
                                            ----       ----      ----     -----     ------

   Total From Investment
   Operations..........................     1.15       1.11      1.15      0.29      0.55
                                            ----       ----      ----      ----      ----
 LESS DISTRIBUTIONS
 Dividends (from net
  investment income)...................    (0.79)     (0.84)    (0.88)    (0.91)    (0.91)
                                           ------     ------    ------    ------    ------
 NET ASSET VALUE,
  END OF PERIOD........................   $10.53     $10.17    $ 9.90    $ 9.63    $10.25
                                          ======     ======    ======    ======    ======

 TOTAL RETURN/1/.......................    11.72%     11.72%    12.31%     2.94%     6.63%

RATIOS/
SUPPLEMENTAL DATA
 Net Assets, End of
    Period (in thousands)               $141,377    $92,293   $83,360   $79,920   $89,385
 Ratio of Expenses to
  Average Net Assets/2/................     1.01%      1.03%     0.99%     0.88%     0.88%
 Ratio of Net Income to
  Average Net Assets...................     7.63%      8.43%     8.86%     9.14%     9.03%
 Portfolio Turnover Rate...............       17%        66%       19%       41%       43%

(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Change in Fund's fiscal year end.
(4) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
INCOME - CLASS A SHARES


                                            Six                                                Three
                                          Months                                              Months
                                           Ended                                               Ended
                                         April 30,            Years Ended October 31,        December
                                         ---------  ---------------------------------------- --------
                                           1997       1996        1995      1994      1993    31,1992/3/
                                           ----       ----        ----      ----      ----    -------
NET ASSET VALUE,
BEGINNING OF PERIOD....................     $ 9.15     $9.44     $8.29      $9.33     $8.99     $9.17
                                           -------     -----     -----      -----     -----     -----
   INCOME FROM
   INVESTMENT OPERATIONS
   Net Investment Income...............       0.30      0.59      0.59       0.60      0.61      0.16
   Net Gains or Losses on
      Securities (both realized
      and unrealized)..................       0.04     (0.29)     1.15      (1.04)     0.34     (0.18)
                                              ----     ------     ----      ------     ----     ------
   Total From
   Investment Operations...............       0.34      0.30      1.74      (0.44)     0.95     (0.02)
                                              ----      ----      ----      ------     ----     ------
LESS DISTRIBUTIONS
   Dividends (from net
      investment income)...............      (0.30)    (0.59)    (0.59)     (0.60)    (0.61)    (0.16)

NET ASSET VALUE,
END OF PERIOD..........................     $ 9.19     $9.15     $9.44      $8.29     $9.33     $8.99
                                            ======     =====     =====      =====     =====     =====

TOTAL RETURN/1/........................       3.76%     3.46%    21.58%     -4.82%    10.82%    -0.23%

RATIOS/
SUPPLEMENTAL DATA
   Net Assets, End of
      Period (in thousands)............    $80,302   $86,657   $97,534   $88,102  $104,876    $86,425
   Ratio of Expenses to
     Average Net Assets/2/.............      1.06%/4/   1.03%     1.08%     1.04%     1.08%      0.95%/4/
   Ratio of Net Income
     to Average Net Assets.............      6.57%/4/   6.52%     6.59%     6.83%     6.58%      6.94%/4/
   Portfolio Turnover Rate.............        19%/4/     42%       43%       26%       51%        87%/4/

                                                    Years Ended September 30,
                                          ---------------------------------------------
                                          1992     1991       1990       1989      1988
                                          ----     ----       ----       ----      ----
NET ASSET VALUE,
BEGINNING OF PERIOD....................   $8.68     $8.12     $8.51     $8.87      $9.04
                                          -----     -----     -----     -----      -----
   INCOME FROM
   INVESTMENT OPERATIONS
   Net Investment Income...............    0.65      0.68      0.74      0.91       0.95
   Net Gains or Losses on
      Securities (both realized
      and unrealized)..................    0.49      0.56     (0.39)    (0.36)     (0.17)
                                           ----     -----     ------    ------     ------
   Total From
   Investment Operations...............    1.14      1.24      0.35      0.55       0.78
                                           ----      ----      ----      ----       ----

LESS DISTRIBUTIONS
   Dividends (from net
      investment income)...............   (0.65)    (0.68)    (0.74)    (0.91)     (0.95)

NET ASSET VALUE,
END OF PERIOD..........................   $9.17    $ 8.68     $8.12     $8.51      $8.87
                                          =====    ======     =====     =====      =====

TOTAL RETURN(1)........................   13.57%    15.93%     4.32%     6.58%      9.02%

RATIOS/
SUPPLEMENTAL DATA
   Net Assets, End of
      Period (in thousands)............ $84,995   $73,342   $66,648  $126,088   $162,956
   Ratio of Expenses to
     Average Net Assets(2).............    1.05%     1.04%     1.04%     0.96%      1.01%
   Ratio of Net Income
     to Average Net Assets.............    7.26%     8.16%     8.97%    10.53%     10.56%
   Portfolio Turnover Rate.............      47%      106%       64%       37%        47%


(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal year 1995.
(3) Change in Fund's fiscal year end.
(4) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
TAX-EXEMPT - CLASS A SHARES

                                              Six
                                           Months
                                            Ended                              Years Ended December 31,
                                         June 30,            -----------------------------------------------------------
                                             1997            1996          1995          1994         1993          1992
                                             ----            ----          ----          ----         ----          ----
NET ASSET VALUE,
BEGINNING OF YEAR......................     $ 7.83          $ 8.02        $ 7.13        $ 8.04       $ 7.58        $ 7.42
                                            ------          ------        ------        ------       ------        ------

 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income.................       0.19            0.38          0.38          0.39         0.40          0.42
 Net Gains (Losses) on
  Securities (both realized
  and unrealized)......................       0.01           (0.19)         0.89         (0.91)        0.54          0.23
                                            ------          ------        ------        ------       ------        ------
   Total From Investment
   Operations..........................       0.20            0.19          1.27         (0.52)        0.94          0.65
                                            ------          ------        ------        ------       ------        ------

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income)...................      (0.19)          (0.38)        (0.38)        (0.39)       (0.40)        (0.42)
                                            ------          ------        ------        ------       ------        ------
Distributions (from
 capital gains)........................          -               -             -             -        (0.08)        (0.07)
                                            ------          ------        ------        ------       ------        ------
    Total distributions................      (0.19)          (0.38)        (0.38)        (0.39)       (0.48)        (0.49)
                                            ------          ------        ------        ------       ------        ------
  NET ASSET VALUE,
  END OF YEAR..........................     $ 7.84          $ 7.83        $ 8.02       $  7.13       $ 8.04        $ 7.58
                                            ======          ======        ======        ======       ======        ======
 TOTAL RETURN/(1)/.....................       2.62%           2.52%        18.25%        -6.53%       12.54%         9.00%

RATIOS/
SUPPLEMENTAL DATA
 Net Assets, End of
 Year  (in thousands)..................   $192,465        $203,606      $230,055      $215,438     $259,045      $186,861
 Ratio of Expenses to
  Average Net Assets/(2)/..............       0.79%/(3)/      0.75%         0.81%         0.79%        0.81%         0.78%
 Ratio of New Income to
  Average Net Assets...................       4.97%/(3)/      4.90%         5.03%         5.23%        4.97%         5.56%
 Portfolio Turnover Rate...............         17%/(3)/        22%            8%           12%          19%           30%

                                                              Years Ended December 31,
                                             -------------------------------------------------------------
                                             1991            1990          1989          1988         1987
                                             ----            ----          ----          ----         ----
NET ASSET VALUE,
BEGINNING OF YEAR......................     $ 7.16          $ 7.17        $ 7.20        $ 7.02       $ 7.56
                                            ------          ------        ------        ------       ------

INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income.................       0.45            0.47          0.50          0.52         0.54
 Net Gains (Losses) on
  Securities (both realized
  and unrealized)......................       0.34           (0.01)         0.07          0.20        (0.45)
                                            ------          ------        ------        ------       ------
   Total From Investment
   Operations..........................       0.79            0.46          0.57          0.72         0.09
                                            ------          ------        ------        ------       ------

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income)...................      (0.45)          (0.47)        (0.50)        (0.52)       (0.53)
                                            ------          ------        ------        ------       ------
Distributions (from
 capital gains)........................      (0.08)              -         (0.10)        (0.02)       (0.10)
                                            ------          ------        ------        ------       ------
    Total distributions................      (0.53)          (0.47)        (0.60)        (0.63)       (0.63)
                                            ------          ------        ------        ------       ------

  NET ASSET VALUE,
  END OF YEAR..........................     $ 7.42          $ 7.16       $  7.17       $  7.20       $ 7.02
                                            ======          ======        ======        ======       ======
 TOTAL RETURN/(1)/.....................      11.36%           6.71%         8.08%        10.66%        1.25%

RATIOS/
SUPPLEMENTAL DATA
 Net Assets, End of
 Year  (in thousands)..................   $140,154        $111,462      $104,208       $94,156      $83,057
 Ratio of Expenses to
  Average Net Assets/(2)/..............       0.77%           0.77%         0.80%         0.80%        0.85%
 Ratio of Net Income to
  Average Net Assets...................       6.16%           6.65%         6.85%         7.34%        7.36%
 Portfolio Turnover Rate...............         83%            115%          104%           47%          49%


(1) Total returns do not reflect a sales charge and are not annualized.
(2) Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
(3) Annualized.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
CLASS B SHARES

                                                                    U.S. Governmnent
                                                                       Securities
                                                  ----------------------------------------------------
                                                  Six
                                                  Months            Years Ended               March 30,
                                                  Ended             December 31,              1994 to
                                                  Apr. 30,       -------------------          Dec. 31,
                                                  1997           1996           1995          1994/2/
                                                  ----           ----           ----          -------
NET ASSET VALUE,
BEGINNING OF PERIOD....................             $10.46         $10.84        $ 9.64        $10.24
                                                    ------         ------        ------        ------

INCOME FROM
INVESTMENT OPERATIONS
 Net Investment Income.................               0.27           0.54          0.54          0.41
 Net Gains or Losses on
  Securities (both realized
  and unrealized)......................              (0.02)         (0.38)         1.20         (0.60)
                                                    ------         ------        ------        ------
   Total From Investment
   Operations..........................               0.25           0.16          1.74         (0.19)
                                                    ------         ------        ------        ------

LESS DISTRIBUTIONS
Dividends (from net
  investment income)...................              (0.27)         (0.54)        (0.54)        (0.41)

NET ASSET VALUE,
END OF PERIOD..........................             $10.44         $10.46        $10.84        $ 9.64
                                                    ======         ======        ======        ======
TOTAL RETURN/(1)/......................               2.43%          1.58%        18.48%        -1.86%

RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Period ($1,000's).............             $2,898         $2,963        $2,206        $1,063
 Ratio of Expenses to
  Average Net Assets/(1)/..............               1.85%/(4)/     1.85%         1.84%         1.76%/(4)/
 Ratio of Net Income to
  Average Net Assets ..................               5.24%/(4)/     5.14%         5.20%         5.43%/(4)/
 Portfolio Turnover Rate...............                 10%/(4)/       16%            8%           34%

                                                                Income
                                            -------------------------------------------------
                                            Six
                                            Months           Years Ended             March 30,
                                            Ended            December 31,            1994 to
                                            Apr. 30,      -------------------        Dec. 31,
                                            1997          1996           1995        1994/2/
                                            ----          ----           ----        -------
NET ASSET VALUE,
BEGINNING OF PERIOD....................     $ 9.17        $ 9.46         $ 8.30        $ 8.85
                                            ------        ------         ------        ------

INCOME FROM
INVESTMENT OPERATIONS
 Net Investment Income.................       0.26          0.52           0.51          0.40
 Net Gains or Losses on
  Securities (both realized
  and unrealized)......................       0.04         (0.29)          1.16         (0.55)
                                            ------        ------         ------        ------
   Total From Investment
   Operations..........................       0.30          0.23           1.67         (0.15)
                                            ------        ------         ------        ------

LESS DISTRIBUTIONS
Dividends (from net
  investment income)...................      (0.26)        (0.52)         (0.51)        (0.40)

NET ASSET VALUE,
END OF PERIOD..........................     $ 9.21        $ 9.17         $ 9.46        $ 8.30
                                            ======        ======         ======        ======
TOTAL RETURN/(1)/......................       3.34%         2.59%         20.70%        -1.67%

RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Period ($1,000's).............     $7,303        $7,122         $4,452        $2,299
 Ratio of Expenses to
  Average Net Assets/(3)/..............       1.88%/(4)/    1.89%          1.91%         1.80%/(4)/
 Ratio of Net Income to
  Average Net Assets ..................       5.74%/(4)/    5.69%/(4)/     5.73%         6.25%/(4)/
 Portfolio Turnover Rate...............         19%/(4)/      42%            43%           26%

                                                                 Tax-Exempt
                                               -------------------------------------------------
                                                Six
                                                Months           Years Ended              March 30,
                                                Ended            December 31,             1994 to
                                                Apr. 30,      ------------------          Dec. 31,
                                                1997          1996          1995          1994/2/
                                                ----          ----          ----          -------
NET ASSET VALUE,
BEGINNING OF PERIOD....................         $ 7.83        $ 8.02        $ 7.13        $ 7.49
                                                ------        ------        ------        ------

INCOME FROM
INVESTMENT OPERATIONS
 Net Investment Income.................           0.16          0.31          0.32          0.25
 Net Gains or Losses on
  Securities (both realized
  and unrealized)......................           0.01         (0.19)         0.89         (0.36)
                                                ------        ------        ------        ------
   Total From Investment
   Operations..........................           0.17          0.12          1.21         (0.11)
                                                ------        ------        ------        ------

LESS DISTRIBUTIONS
Dividends (from net
  investment income)...................          (0.16)        (0.31)        (0.32)        (0.25)

NET ASSET VALUE,
END OF PERIOD..........................         $ 7.84        $ 7.83        $ 8.02        $ 7.13
                                                ======        ======        ======        ======
TOTAL RETURN/(1)/......................           2.19%         1.61%        17.30%        -1.46%

RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Period ($1,000's).............         $6,664        $5,266        $2,682        $1,258
 Ratio of Expenses to
  Average Net Assets/(3)/..............           1.63%/(4)/    1.65%         1.62%         1.58%/(4)/
 Ratio of Net Income to
  Average Net Assets ..................           4.11%/(4)/    4.01%         4.18%         4.53%/(4)/
 Portfolio Turnover Rate...............             17%/(4)/      22%            8%           12%

/(1)/ Total returns do not reflect a sales charge and are not annualized. /(2)/ From the commencement of offering Class B shares.
/(3)/ Ratio of expenses to average net assets include expenses paid indirectly beginning in fiscal 1995.
/(4)/  Annualized.

THE FUNDS' OBJECTIVES

     Composite Research & Management Co., referred to as the "Adviser" in this Prospectus, manages the Funds. The Adviser attempts to maintain Funds that are responsive to changes in economic trends and developments, government actions and regulations, and international monetary conditions.


     The investment objectives of each Fund are described below. These objectives are fundamental and, therefore, cannot be changed without a majority vote of the Fund's outstanding shares. Other investment policies and techniques are not fundamental unless this Prospectus or the Statement of Additional Information state that a particular policy is fundamental. Because risks are involved, there cannot be any assurance a Fund's objectives will be attained.

     U.S. GOVERNMENT SECURITIES: This Fund has the objective of maintaining a high level of current income, consistent with safety and liquidity. The Fund invests in obligations issued or guaranteed by the full faith and credit of the U.S. government or investments secured by these types of obligations.

     INCOME: The objective for this Fund is to provide a high level of current income that is consistent with protection of shareholders' capital. The Fund carries out investments in a diversified pool of debt securities, generally investing in higher grades of debt.

     TAX-EXEMPT: This Fund has the objective of maintaining a high level of federal tax-exempt income while protecting investors' capital. Investments are made in a portfolio of bonds issued by states, counties, cities and other governmental bodies whose bonds generate income that is exempt from federal income tax.

INVESTMENT PRACTICES AND RISK FACTORS


     The Funds' net asset values per share will fluctuate as the values of securities they own change. As with all fixed-income investments, the Funds' securities are subject to market and credit risks. Market risk relates to several factors. Among these are the price fluctuation of a fixed-income security, overall interest-rate conditions, the credit rating of the issuer, and the maturity length of the security. Generally, when interest rates increase, the prices of existing fixed-income securities decrease. Credit risk refers to the likelihood that a security's issuer can maintain timely interest and principal payments. Each Fund diversifies its holdings to reduce the effect of credit risk.

     The Funds do not have any restrictions on the maturities of securities in which they may invest. Each Fund seeks to invest in securities having maturities that, in the Adviser's judgment, are consistent with that Fund's investment objective.

U.S. GOVERNMENT SECURITIES

     The intention of this Fund is to achieve its objective by investing in a selection of obligations issued by or guaranteed by the full faith and credit of the U.S. government. At present, the Fund may also invest in collateralized mortgage obligations or repurchase agreements which are secured by those types of obligations. It is currently a fundamental policy of the Fund to invest only in the following securities:

1) U.S. government obligations issued by the Treasury, including bills, certificates of indebtedness, notes, and bonds.

2) Obligations secured by the full faith and credit of the U.S. government or its instrumentalities.

3) Certificates of the Government National Mortgage Association ("GNMA"), which are debt securities representing an undivided ownership interest in a pool of mortgages. The mortgages backing these securities include conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages, and adjustable-rate mortgages. The U.S. government guarantees the timely payment of interest and principal for these securities through the GNMA, which is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. The GNMA is authorized to make such a guarantee, with the full faith and credit of the U.S. government, on securities issued by institutions and backed by pools of FHA-insured or VA-insured mortgages. However, the guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of the Fund's shares.

4) Collateralized mortgage obligations which are fully collateralized by GNMA certificates or by mortgages insured by GNMA.


5) Repurchase agreements which are secured by obligations identified in 1, 2, and 3 above. See Page ___ for a more complete discussion of GNMA certificates, collateralized mortgage obligations and repurchase agreements.


     It is expected that, subject to shareholder approval, the Fund's fundamental policies will be amended to permit investment in securities issued by agencies or instrumentalities of the U.S. government. Such securities may not be supported by the full faith and credit of the U.S. government.

INCOME


     This Fund plans to achieve its objective by investing in debt issues and obligations that offer high current yields and that are consistent with a low degree of risk. Accordingly, the Fund invests most of its assets in the following:

1) Debt and convertible debt securities that enjoy the four highest ratings of Standard & Poor's ("S&P") or Moody's Investors Service, Inc. ("Moody's"). The Fund may invest up to 35% of its assets in lower-rated securities (sometimes called "junk bonds", see page [ ]). See "Appendix A -- Securities Ratings" for a detailed description of ratings.


2) Debts of the U.S. government and its agencies, including mortgage-backed securities (see Page [ ]) issued by the GNMA, Federal National Mortgage Association, and Federal Home Loan Mortgage Corporation or similar government agencies.

3) Obligations of U.S. banks that belong to the Federal Reserve System. (The Fund may not invest more than 25% of its total assets in these issues.)

4) Preferred stocks and convertible preferred stocks that enjoy the four highest ratings of S&P or Moody's.

5)   The highest grade commercial paper as rated by S&P or Moody's.

6) Deposits in U.S. banks. (Unless these are liquid, they may not exceed 10% of the Fund's total assets.)

TAX-EXEMPT


     This Fund is designed to achieve its objective by investing in municipal bonds. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit, with either limited or unlimited taxing power for the payment of principal and interest.

     Revenue bonds are not supported by the issuer's full taxing authority. Generally, they are payable only from the revenues of a particular facility, a class of facilities, or the proceeds of another specific revenue source.

     In normal markets, the Fund will invest at least 80%, and possibly all, of its portfolio in tax-exempt securities issued by or on behalf of the states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities. The Fund specifically limits these investments to:


1) Municipal bonds enjoying the four highest ratings of S&P or Moody's. The Fund may invest up to 25% of its assets in lower-rated securities (sometimes called junk bonds, see Page [ ]). See the Statement of Additional Information for a detailed description of ratings.

2)   Municipal notes backed by the federal government.

3) Notes from issuers who already have issued outstanding municipal bonds enjoying the four highest ratings of S&P or Moody's.

4) Securities of other tax-exempt mutual funds as temporary investments of cash reserves.

     In adverse markets, the Fund may seek to protect its investment position by investing up to 50% of its portfolio in short-term investments. Interest income from these short-term investments, when it is distributed by the Fund, may result in a tax liability to investors. These investments are limited to:

1) Obligations of the U.S. government and its agencies and instrumentalities. These investments, limited to short maturities as temporary investments, would not be made routinely nor made to any significant extent.

2)   Commercial paper rated in the highest grade by either S&P or Moody's.

3)   Obligations of U.S. banks belonging to the Federal Reserve System.

4)   Time or demand deposits in U.S. banks.

5) Municipal bonds or any of the previously mentioned investments subject to short-term repurchase agreements.

OTHER INVESTMENT PRACTICES


     Several other policies and considerations are important to how the Funds' assets are invested. They include:


     MORTGAGE-BACKED SECURITIES. The U.S. Government Securities and Income Funds may invest in mortgage-backed securities. These may include "pass-through" instruments or collateralized mortgage obligations. The holder of a pass-through instrument receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Collateralized mortgage obligations differ from traditional pass-through instruments in that they generally distribute principal and interest from their underlying pool of mortgages sequentially rather than on a pro rata basis. Generally there are multiple classes of ownership providing for successively longer expected maturities.

     Mortgage-backed securities, because of the pass-through of prepayments of principal on the underlying mortgage obligations, almost always have an effective maturity that is shorter than the stated maturity. The prepayment characteristics of the underlying mortgages vary, so it is not possible to accurately predict the life of a particular mortgage-backed security.

     During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When interest rates rise, prepayments can be expected to slow.

     When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities whose yields reflect interest rates prevailing at the time. Therefore, the Funds' ability to maintain high-yielding mortgage-backed securities in their portfolios will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

     During periods of rising interest rates, slower prepayments limit the ability to reinvest in higher yielding securities.


     LOWER-RATED SECURITIES. To increase the Income and Tax-Exempt Bond Funds' yields, the Adviser may invest up to 35% of Income's and 25% of Tax-Exempt's assets in below investment-grade securities (i.e., securities rated below BBB by S&P or Baa by Moody's), or in non-rated securities determined by the Adviser to be of comparable quality. These securities have ratings below the top 4 assigned by Moody's or S&P and are commonly referred to as "junk bonds". The Funds will not invest in securities rated lower than CCC by S&P or Caa by Moody's. See "Appendix A -- Security Ratings" for a detailed description of these ratings.


     The market prices of lower-rated securities generally fluctuate more than those of higher-rated securities, which may affect the value of the portfolios. Although they are investment grade and are not subject to the above investment limitations, securities rated BBB or Baa have speculative characteristics. Securities that are rated lower than investment grade are generally considered speculative. They involve greater risk of default or price fluctuations because of changes in the issuer's creditworthiness.

     Lower-rated and comparable non-rated securities tend to offer higher yields and more limited liquidity than higher-rated securities with the same maturities. This is because the creditworthiness of the issuers of lower-rated securities is not as strong as that of other issuers. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty. This may happen following periods of rising interest rates.

     MONEY MARKET INSTRUMENTS. The Funds are permitted to invest in money market instruments for temporary or defensive purposes. The money market investments permitted include obligations of the U.S. government and its agencies and instrumentalities; short-term corporate-debt securities; commercial paper, including bank obligations; certificates of deposit; and repurchase agreements.

     The Tax-Exempt Bond Fund will normally make its temporary investments in tax-exempt money market instruments, but it may purchase taxable securities during periods of adverse market conditions.


     REPURCHASE AGREEMENTS. The Funds may temporarily invest cash reserves in repurchase agreements. In a repurchase agreement, a fund buys a security at one price and agrees to sell it back at a higher price. If the seller defaults on its agreement to repurchase the security, the Fund may suffer a loss if it is delayed or prevented from recovering the underlying debt security.

     Repurchase agreements will be entered into only with brokers, dealers or banks that meet credit guidelines adopted by the Board of Trustees. To limit risk, repurchase agreements maturing in more than seven days will not exceed 10% of a Fund's total assets.

     WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. Each Fund may purchase securities on what is called a "when-issued" or "delayed-delivery" basis. This is done to obtain what is considered to be an advantageous yield or price at the time of the transaction. The Funds may purchase securities in these transactions if payment and delivery are scheduled to take place no more than 120 days in the future.

     The payment obligation and interest rates to be received are fixed at the time the Fund enters into the commitment. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price, if the general level of interest rates has changed. No interest will accrue to the Fund until settlement.

     Each Fund is prohibited from entering into when-issued or delayed-delivery commitments that, in total, exceed 20% of the market value of its total assets minus total liabilities (except for the obligations created by these commitments).


     FOREIGN SECURITIES. The Income Fund may invest up to 25% of its assets in U.S. dollar-denominated securities of foreign issuers, and may invest up to 10% of its assets in foreign currency-denominated securities of foreign issuers.

     Investments in foreign securities may involve somewhat different risks, including incomplete or inaccurate financial information, foreign taxes and restrictions, illiquidity and fluctuations in currency values.


     [The Income Fund may also engage in foreign currency exchange transactions for hedging purposes in connection with the purchase and sale of foreign securities or to protect against changes in the value of specific securities held by the Fund. The Fund may purchase and sell currencies on a spot (or cash) basis, may enter into forward contracts to purchase or sell foreign currencies at a future date, and may buy and sell foreign currency futures contracts and put and call options on foreign currency futures contracts and foreign currencies.]


     Real estate investment trusts ("REITs"). The Income Fund may invest up to 10% of its assets in securities issued by REITs. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as, for example, possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.


     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.


     Dollar-Roll Transactions. Each of the Income and U.S. Government Securities Funds may, subject to such limits as may be imposed from time to time by policies adopted by the Board of Trustees, simultaneously be obligated with respect to forward commitments (contracts to purchase or sell securities in the future) and may sell a portfolio security or enter into a forward commitment sale contract (a "dollar-roll transaction") that is coupled with an agreement by the Fund (including a forward commitment) to repurchase the security at a later date. Forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. No income accrues to the purchaser of such securities prior to delivery.

     Interest Rate Futures Transactions. The Tax-Exempt Bond Fund may, subject to such limits as may be imposed from time to time by policies adopted by the Board of Trustees, invest in interest rate futures transactions. These transactions involve the risk of loss to the Fund if the Adviser were to incorrectly predict changes in interest rates.

     Rule 144A Securities. Each Fund may, subject to such limits as may be imposed from time to time by policies adopted by the Board of Trustees, invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended. Such securities may be less liquid and more difficult to value than unrestricted securities.

     FOR FURTHER INFORMATION. See the Statement of Additional Information for further information regarding the investment practices summarized in this section.

INVESTMENT RESTRICTIONS

     Although many of the Adviser's decisions depend on flexibility, there are certain principles so fundamental to a Fund that they may not be changed without a vote of a majority of the outstanding shares of that Fund.

     IN ADDITION TO OTHER RESTRICTIONS LISTED IN THE STATEMENT OF ADDITIONAL INFORMATION, EACH FUND MAY NOT:

1) Invest more than 5%* of its total assets in securities of any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation.

2)   Acquire more than 10%* of the voting securities of any one company.

3)   Invest more than 25%* of its assets in any single industry.

4) Borrow money for investment purposes, although it may borrow up to 5% of its total net assets for emergency, non-investment purposes.

*Percentage at the time the investment is made.

WHO WE ARE


     Composite U.S. Government Securities, Composite Income Fund and Composite Tax-Exempt Bond Fund, each a series of The Composite Funds, a Massachusetts business trust organized on September 18, 1997 (the "Trust"), are open-end diversified management investment companies. A copy of the Trust's Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to December __, 1997, the predecessors of the Funds, Composite U.S. Government Securities, Inc., Composite Income Fund, Inc. and Composite Tax-Exempt Bond Fund, Inc., respectively, were incorporated under the laws of the State of Washington on March 5, 1982; October 22, 1975; and September 16, 1976, respectively.


     The Trust is a "series" investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Only shares of Composite U.S. Government Securities Fund, Composite Income Fund and Composite Tax-Exempt Bond Fund are offered by this prospectus. Any such series of shares may be divided without shareholder approval, into two or more classes of shares having such preferences and special, or relative rights and privileges as the Trustees determine. Only Class A, B, S and I shares are offered by this Prospectus. The Funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.

     Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class without regard to series or classes on all matters except (i) when required by the Investment Company Act of 1940 and (ii) when the Trustees have determined otherwise. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Funds were liquidated, would receive the net assets of the Funds. the Funds may suspend the sale of shares at any time and may refuse any order to purchase shares.

     ADVISER. The Funds are managed by Composite Research & Management Co., which is referred to as the "Adviser" in this Prospectus.

     The Adviser has been in the business of investment management since 1944. It currently manages more than $2.3 billion for mutual funds and institutional advisory accounts, including more than $1.4 billion within the Composite Funds.


     The Adviser advises the Funds on investment policies and specific investments. Subject to supervision by the Trust's Board of Trustees, the Adviser determines which securities are to be bought and sold. These decisions are based on analyses of the economy, sectors of industry, and specific institutions. They are compiled from extensive data provided by some of the country's largest investment firms, in addition to the Adviser's own research.


     William G. Papesh is the president of the Trust and of the Adviser. A team of the Adviser's investment professionals manages the Funds, under supervision of the Adviser's investment committee. The primary portfolio managers are Brian L. Placzek, CFA, for Tax-Exempt; and Gary J. Pokrzywinski, CFA, for Income and U.S. Government.

     Mr. Placzek has 12 years of continuous experience in investment and financial analysis and has been employed by the Adviser since July 1990. Mr. Pokrzywinski has been employed by the Adviser since July 1992 and also has 12 years of continuous experience in fixed-income and financial market analysis.


     DISTRIBUTOR.   Composite Funds Distributor, Inc. is the "Distributor" for
these Funds. The Distributor is not a bank. Securities and annuities offered by it are not deposits nor bank obligations, and they are not guaranteed by a bank nor insured by the FDIC. The value of investments may fluctuate, return on investments is not guaranteed, and loss of principal is possible.

     TRANSFER AGENT. Murphey Favre Securities Services, Inc., which serves as the "Transfer Agent," acts as the Funds' shareholder servicing and dividend disbursing agent.

     THE ADVISER, DISTRIBUTOR, AND TRANSFER AGENT, WHOSE ADDRESSES APPEAR ON THE BACK COVER, ARE AFFILIATES OF WASHINGTON MUTUAL BANK AND WASHINGTON MUTUAL FSB. THEY ARE ALSO SUBSIDIARIES OF WASHINGTON MUTUAL, INC.

THE COST OF GOOD MANAGEMENT


     Composite Research & Management Co. serves as Adviser under investment management agreements with each Fund. The agreements [are renewable every year,] subject to the approval of the Trust's Board of Trustees or the shareholders themselves.


     BEFORE READING THIS SECTION, YOU MAY FIND IT USEFUL TO TURN BACK TO PAGE [ ] TO REVIEW THE SUMMARY ON "ANNUAL FUND OPERATING EXPENSES." THAT PROVIDES AN OVERVIEW OF MUCH OF WHAT IS COVERED IN DETAIL HERE.

ADVISORY FEES

     A fee based on a percentage of average daily net assets is paid to the Adviser for its services. This includes investment management and administrative services and the Adviser's function as an agent for each Fund when paying a portion of the fee to the Distributor and Transfer Agent for their services.

     Advisory fees are calculated daily and paid monthly.

     U.S. Government and Income PAY advisory fees equal to an annual rate of


 .625% of the first $250 million of each Fund's respective average daily net assets. Fees are reduced to .50% of average daily net assets in excess of $250 million. Tax-Exempt pays advisory fees equal to an annual rate of .50% of the first $250 million of average daily net assets. Fees are reduced to
 .40% on net assets in excess of $250 million.


DISTRIBUTION PLAN


     The Trust's Board of Trustees has approved and monitors a distribution plan that meets the provisions of Rule 12b-1 under the Investment Company Act of 1940. The plan is intended to benefit shareholders by stimulating interest in purchasing shares of the Funds and, thus, providing a consistent flow of investment capital. This allows larger and more diversified holdings, as well as economies of scale.


     CLASS A SHARES. As currently in effect, the plan authorizes each Fund to reimburse the Distributor for direct costs of marketing, selling and distributing Class A shares of that Fund, subject to Trustee approval. These costs include service fees, sales literature and prospectuses (other than those provided to current shareholders), compensation to sales people, and other costs of sales and marketing, including state business and occupation tax assessed on the reimbursements. The Distributor pays authorized dealers service fees in consideration for account maintenance and other shareholder services. The fees are equal to an annual rate not to exceed .25% of the average daily value of shares in the accounts of the dealer or its customers. Reimbursements are not to exceed annual limits of .25% of the Fund's average daily net assets attributable to Class A shares. Unreimbursed expenses which have not been accrued in the current fiscal year may not be recovered in future periods.

     It is expected that, subject to approval by shareholders, the Trust will adopt a Distribution plan that authorizes each Fund to pay the Distributor a distribution fee at an annual rate of .25% of the Fund's average net assets attributable to Class A shares; regardless of the Distributor's expenses.


     CLASS B SHARES. The plan authorizes each Fund to pay the Distributor a distribution fee at an annual rate of .75% of each Fund's average daily net assets attributable to Class B shares and a service fee at an annual rate of
 .25% of such assets. The distribution fee is designed to permit investors to purchase Class B shares without a front-end sales charge. At the same time, this allows compensation to the Distributor in connection with the sale of Class B shares. The service fee covers account maintenance and other shareholder services.

     The Distributor pays authorized dealers service fees at an annual rate of .25% of the average daily value of Class B shares in the accounts of the dealer or its customers.

     Because the distribution fee for Class B shares, the distribution fee for Class S shares and distribution fee under the proposed distribution plan for Class A shares are not tied directly to its expenses, the amount of compensation may be more or less than the Distributor's actual expenses. For this reason, the Class B distribution plan may be characterized by the staff of the Securities and Exchange Commission as being a "compensation" plan -- in contrast to the existing Class A "reimbursement" plan. The Funds are not liable for any expenses incurred by the Distributor in excess of the amount of compensation it receives.


     Class I Shares.  Class I Shares do not pay any distribution fees.


     Class S Shares. The plan authorizes each Fund to pay the distributor distribution and service fees at an annual rate of 1.00% of each Fund's average daily net assets attributable to Class S shares. The distribution fee of .75% is designed to permit investors purchasing shares through a [SAM] account to purchase Class S shares without a front-end sales charge, while compensating the Distributor in connection with sales of Class S shares. The service fee is .25% of each Fund's average daily net assets attributable to Class S shares.

TOTAL EXPENSES


     Other operating expenses include fees of Trustees not employed by the Adviser, transfer agent fees, custodial fees, auditing and legal fees, taxes, costs of issuing and redeeming shares, publishing of reports to shareholders, corporate meetings, and other normal costs of running a business.

     The transfer agent fees are for shareholder servicing and dividend disbursing services. You may be required to pay a separate fee if you need special services such as producing and mailing of historical account transcripts.

THE VALUE OF A SINGLE SHARE


     Each Fund calculates the value of its shares at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. That figure is determined separately for each class by adding the value of its securities and other assets, subtracting its liabilities and dividing the resulting figure by the number of shares of the class outstanding. That provides the net asset value per share, which is commonly referred to as "NAV."


     Security valuations are provided by independent pricing sources approved by the Board of Trustees. When such valuations are not available, the Board of Trustees will determine how securities are to be priced at fair value.

HOW TO BUY SHARES

     Shares are offered at the NAV that is next calculated after receipt of a properly completed purchase order, plus, in case of Class A shares, a sales charge. This section discusses various options you have in purchasing shares of the Funds.


     You may buy shares of the Funds through the Distributor, or through selected securities dealers. The Funds' shares may not be available in all states. With certain exceptions, the minimum initial purchase in a Fund is $1,000. IRA accounts may make initial purchases of $500 in any Fund. Subsequent investments should be at least $50. You can arrange this at the time of application or you can do it later by talking to your Representative or by calling the Funds.

SYSTEMATIC INVESTMENT PROGRAM


     For your convenience, you may arrange to have monthly purchases automatically deducted from your checking account as part of a systematic investment program. The minimum initial and monthly investments in this program are $50. You can arrange this at the time of application or you can do it later by talking to your investment representative or by calling the trust.

OTHER INFORMATION


     The TRUST and the Distributor reserve the right to refuse an order to buy shares.


     In the interest of economy and convenience, physical certificates representing Fund shares will be issued only upon written request to the Trust or by request from your investment representative.


ALTERNATIVE SALES ARRANGEMENTS


     Each Fund offers four classes of shares which represent interests in the same portfolio of investments:


1) Class A shares are sold to investors who pay a sales charge at the time of purchase and who pay ongoing service fees.

2) Class B shares are sold to investors who do not pay a sales charge at the time of purchase. Instead, they pay higher ongoing distribution and service fees than Class A shares for eight years. They also may be subject to a "contingent deferred sales charge" if redeemed within six years of purchase. Class B shares convert to Class A shares after eight years.

3) Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios. Class I shares are sold without an initial or contingent deferred sales charge and pay no ongoing distribution fees.

4) Class S shares are sold exclusively to investors who open [SAM] accounts. Class S shares are sold without an initial sales charge, but pay higher ongoing distribution and service fees than Class A shares for eight years. They may also be subject to a contingent deferred sales charge if redeemed within six years of purchase. Class S shares convert to Class A shares after eight years.


     The net income attributable to, and the dividends payable to shares that pay ongoing distribution and service fees will be lower because of the higher expenses. Likewise, NAVs and performance of the four classes may vary.


     Shares of the Funds may be exchanged for shares of the same class of other Composite Funds. In addition, Class B shares of a Composite Fund may be exchanged for Class S shares of a Composite Fund, and Class S shares of a Composite Fund may be exchanged for Class B shares of [Sierra] Asset Management Portfolios. See "Exchanges for other Composite Funds" on Page [ ] in this Prospectus.

     Sales personnel of broker-dealers distributing the Funds' shares may receive differing compensation for selling or servicing different classes of shares.


     When purchasing shares, investors are encouraged to choose the class of shares that will be best for them. Factors to consider include the scope of investment advisory services sought, the purchase amount, the length of time shares are expected to be held, and other individual circumstances.


     To assist investors in making their choice, the table on Page [ ] provides examples of charges that apply to each class of shares. Normally, Class A shares will be most beneficial to investors who qualify for reduced sales charges, as described below, and who do not wish to open a [SAM] account or purchase shares of [Sierra] Asset Management Portfolios.


     Investment in Funds through a [SAM] account. In addition to the diversification among individual securities you receive by investing in a particular Fund, you may be able to further diversify risk by spreading your assets among several different Composite Funds that each have different risk and return characteristics. [SAM] is an active investment management service offered by [Sierra Investment Services Corporation ("Sierra Services")], the [SAM] investment adviser, that allocates your investments across a combination of either Class A or Class S shares of certain of the Composite Funds selected to meet long-term investment objectives as well as, in certain circumstances, current income objectives.


     [Sierra Services] has developed investment strategies for [SAM] accounts to meet the diverse financial needs of different investors. You can open a [SAM] account by meeting with one of the investment professionals of an authorized dealer who will review your situation and help you identify your long-term investment objectives. After using [SAM] criteria to determine your long-term objectives, you can choose one of several investment strategies. Based on your chosen strategy, your initial investment will be allocated among a number of the Composite Funds and the Class A or Class S shares of such Composite funds. Depending on market conditions, [Sierra Services] from time to time
(normally
quarterly) reallocates the combination of Composite Funds or the amounts invested in the respective Class A or Class S shares of each to implement your [SAM] investment strategy. In addition, your [SAM] account will be periodically rebalanced to maintain your [SAM] strategy's current asset allocation mix, if and when the Composite Funds' performance unbalances the strategy's mix. You will pay [Sierra Services] a fee for the [SAM] account service that is in addition to and separate from the fees and expenses you will pay directly or indirectly as an investor in the Composite Funds.


     From time to time, one or more of the Composite Funds used for investment by the [SAM] accounts may experience relatively large investments or redemptions due to [SAM] account allocations or rebalancings recommended by [Sierra Services]. These transactions will affect the Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Adviser, representing the interests of the Funds, is committed to minimizing the impact of [SAM] account transactions on the Funds; [Sierra Services], representing the interest of the [SAM] accounts, is also committed to minimizing such impact on the funds to the extent it is consistent with pursuing the investment objective of the [SAM] accounts. The Adviser and [Sierra Services] will nevertheless face conflicts in fulfilling their respective responsibilities because they are affiliates and employ some of the same professionals. The Adviser will monitor the impact of [SAM] account transactions on the Funds.

BUYING CLASS A SHARES


     The offering price for Class A shares is the NAV next calculated after receipt of a properly completed purchase order, plus an initial sales charge as shown in the table below. Investors also may be entitled to reduced or waived sales charges as discussed following the table. The final column in the table indicates what dealers receive for selling Class A shares.


                                                     REALLOWED
                                  SALES CHARGE      TO DEALERS
                         -------------------------  -----------
                            % OF NET        % OF        % OF
PURCHASE OF                 OFFERING       AMOUNT     OFFERING
CLASS A SHARES                PRICE       INVESTED      PRICE
-----------------------  -------------    --------  -----------
Less than $50,000              4.50%         ----%        ----%
$50,000 to $100,000            4.00          ----         ----

$100,000 to $250,000           3.50          ----         ----

$250,000 to $500,000           3.00          ----         ----

$500,000 to $1,000,000         2.00          ----         ----

$1,000,000 and above           None          None         None



*See net asset value purchases.


     Example: An investor considers putting $1,000 into a Fund's Class A shares. Based on the first column in the above table, the investor would see that 4.50% of the $1,000 would pay for a sales charge. The charge would be $45, which is ____% of the net investment of $____, as the next column shows. The dealer selling the shares would be paid $___ of the $45 which is ____% of $1,000, as the last column shows.

     Here is a summary of information on reduced sales charges for which an investor may be qualified. This summary refers to the data in the above table that cover purchases of $50,000 or more.


     CUMULATIVE DISCOUNT. This allows current purchases to qualify for the foregoing discounts by including the value of existing Composite Funds investments that were purchased subject to an initial or contingent deferred sales charge. The discount will be based on the amount of the new purchase plus the current offering price of shares owned at the time of the purchase. Those eligible for a cumulative discount include individuals, immediate family members, or trustees purchasing for single fiduciary accounts.


     LETTER OF INTENT. This discount is for purchases made over an extended period. It provides for a cumulative discount on the same basis as explained in the previous paragraph if the following conditions are met: Purchases of Class A shares must be made within a 13-month period that begins no earlier than 90 days before the submission of a letter of intent from the investor to the Funds. For more information about this discount, please contact the funds or an investment representative.

     REINVESTMENT. Redemption proceeds of Class A shares that were subject to a sales charge when first purchased may be reinvested in Class A shares within 120 days without incurring another initial sales charge.


     NET ASSET VALUE PURCHASES. There is no initial sales charge on Class A purchases of $1 million or more but such shares may be subject to a contingent deferred sales charge of 1.00% or .50%, if redeemed during the first or second year after purchase, respectively.


     Qualified employee benefit plans (including SEPS and SIMPLES) that have more than 10 participants or that have more than $25,000 invested in those Composite Funds may purchase shares without an initial sales charge. However, a contingent deferred sales charge of 1% may be imposed on the amount that was invested through such a plan in Class A shares and that is redeemed (i) if, within the first two years after the plan's initial investment in the Composite Funds, the named fiduciary of the plan withdraws the plan from investing in the Composite Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant within two years of the plan participant's purchase of such Class A shares. The contingent deferred sales charge will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant).


     Class A shares may be purchased at net asset value, and in any amount, by officers, directors and employees of the Adviser or its affiliates, or officers, directors, and employees of companies which have entered into selling agreements with the Distributor, and to certain family members of such individuals. The purchase must be for investment purposes only and may not be resold other than through redemption by the Funds. The Funds may also offer their shares at net asset value [to investors who use the redemption proceeds from mutual funds outside the Composite Funds (excluding money market funds);] to certain retirement plans; and to brokers, dealers or registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products made available to their clients for which they may charge a separate fee. The Distributor will pay authorized dealers commissions on certain net asset value purchases as described in the Statement of Additional Information.


     Consult an investment representative or see the Statement of Additional information if you think you may qualify for any of these purchase plans.


     You must notify the Fund whenever a reduced sales charge or net asset value purchase applies to ensure that you receive the sales charge reduction or waiver.

BUYING CLASS B SHARES


     Class B shares are offered at the NAV next calculated after receipt of a properly completed purchase order without an initial sales charge. The entire amount of the purchase is invested in the Fund selected. However, Class B shares have higher distribution and service fees than Class A shares for eight years. Also, if Class B shares are redeemed within six years of purchase, a contingent deferred sales charge generally must be paid.

     Those charges and fees help make it possible for the Funds to sell Class B shares without sales charges at the time of purchase.

     The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing distribution services for Class B shares. Examples of such expenses include compensation to sales people and selected dealers. The Distributor currently pays authorized dealers commissions of 4.00% of the price of shares sold by them.

     CONTINGENT DEFERRED SALES CHARGE. Class B shares redeemed within six years of purchase are subject to a contingent deferred sales charge according to the following schedule. Class B shares purchased by exchange will be subject to a contingent deferred sales charge using the schedule of the Composite Fund into or from which the shares were exchanged that would result in the greatest contingent deferred sales charge applicable to such shares. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.


           YEAR OF                  CONTINGENT
          REDEMPTION                 DEFERRED
          AFTER PURCHASE          SALES CHARGE
          --------------          ------------
First.....................              5%
Second....................              4%
Third.....................              3%
Fourth....................              3%
Fifth.....................              2%
Sixth.....................              1%
Seventh...................              0%
Eighth....................              0%



     Class B shares purchased prior to December __, 1997, may be subject to a different contingent deferred sales charge schedule which is shown in the Statement of Additional Information.

     The contingent deferred sales charge is calculated by applying the above percentages to whichever of the following is less:


1)   The NAV of the redeemed shares at the time they were purchased; or


2)   The NAV of the redeemed shares at the time of redemption.


     This means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. Accordingly, they will be redeemed in this order:

1)   Shares from reinvested dividends or capital gain distributions; then
2)   Shares from the earliest purchase.

  Here is an example:

     An investor purchases 100 Class B shares at $10 per share -- for a total cost of $1,000. In the second year after the purchase, the NAV has risen to $12 per share, and the investor has acquired 10 more shares through dividend reinvestment.

     At that time, the investor decides to make the first redemption. The transaction includes 50 shares at $12 per share -- for a total of $600.
     The first 10 shares to be redeemed will not be subject to any charge because of the 10 shares received from dividend reinvestment. See item 1) just above this example.


     As for the other 40 shares, the charge will be applied only to the original cost of $10 per share. The NAV increase of $2 per share will not be considered. As a result, $400 of the redemption proceeds (40 x $10) will be charged at a rate of 4%, which is the second-year rate shown in the table above. The resulting sales charge will be 4% x $400, which will be $16.

     The contingent deferred sales charge may be waived for redemptions of Class B shares under these circumstances:

1) Following the death or disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
2) In connection with certain distributions from an IRA or other retirement plan, as described in the Statement of Additional Information;
3) According to the Fund's systematic withdrawal plan - but limited to 12% annually of the value of the Fund account at the time the plan is established; or
4) As a result of the right of the Fund to liquidate a shareholder's account as described under "How to sell shares."

     REINVESTMENT. You may reinvest in Class B shares within 120 days of redemption and receive reimbursement credited to your account for any contingent deferred sales charge you previously paid. The reinvested shares will be subject to the holding period of the shares which were originally purchased. This holding period determines any contingent deferred sales charges on subsequent redemptions of the reinvested shares or their conversion to Class A shares as described in the following section. Shares purchased in accounts that have systematic investment programs or systematic withdrawal plans are not eligible for this privilege.


     To make sure you receive waiver or reimbursement of contingent deferred sales charges, you must notify the Fund whenever you are so entitled.


     CLASS B CONVERSION FEATURE. Class B shares that remain outstanding for eight years will convert to Class A shares of the same Fund. The basis for this will be the relative NAVs of the two classes at the time of conversion.

     Some investors buy shares at several different times and reinvest dividends and capital gains over an extended period. Each time a conversion takes place, a pro-rata portion of Class B shares acquired through the reinvestment of dividends and capital gain distributions also will convert to Class A shares.

     The conversion of Class B shares to Class A shares is subject to a favorable ruling from the Internal Revenue Service or the continuing availability of an opinion of legal counsel that such conversion will not be subject to federal income taxes. There cannot be any assurance that a ruling or opinion will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period. Class B shares purchased prior to December __, 1997, will generally convert to Class A shares six years after they were initially purchased.


     Class B shares of the Funds, other than Class B shares purchased by exchange of Class B shares that, when originally purchased, were subject to a lower contingent deferred sales charge than that applicable to Class B shares of the Funds, may be exchanged for Class S shares of a Composite Fund if the investor has an existing [SAM] account or opens a [SAM] account and meets the investment minimum for such [SAM] account.


BUYING CLASS I SHARES


     Class I shares are sold exclusively to the various investment portfolios of [Sierra] asset Management Portfolios. Class I shares are sold at the net asset value next determined after receipt of a properly completed purchase order. For more information about [Sierra] Asset Management Portfolios, consult your investment representative or call the Distributor.


BUYING CLASS S SHARES.


     Class S shares are offered at the NAV next calculated after receipt of a properly completed purchase order without an initial sales charge. The entire amount of the purchase is invested in the Fund selected. However, Class S shares have higher distribution and service fees than Class A shares for eight years. Also, if Class S shares are redeemed within six years of purchase, a contingent deferred sales charge generally must be paid.


     Those charges and fees help make it possible for the Funds to sell Class S shares without sales charges at the time of purchase.


     The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing distribution services for Class S shares. Examples of such expenses include compensation to sales people and selected dealers. [The Distributor currently pays authorized dealers commissions of 4.00% of the price of shares sold by them.]


     Contingent deferred sales charge. Class S shares redeemed within six years of purchase are subject to a contingent deferred sales charge according to the following schedule. Class S shares purchased by exchange will be subject to a contingent deferred sales charge using the schedule of any Composite Fund into or from which the shares were exchanged that would result in the highest contingent deferred sales charge. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.


               YEAR OF                         CONTINGENT
             REDEMPTION                        DEFERRED
           AFTER PURCHASE                      SALES CHARGE
           --------------                      ------------
          First..........................          5.00%
          Second.........................          4.00%
          Third..........................          3.00%
          Fourth.........................          3.00%
          Fifth..........................          2.00%
          Sixth..........................          1.00%
          Seventh........................             0%
          Eighth.........................             0%


     The contingent deferred sales charge is calculated by applying the above percentages to whichever of the following is less:

1)   The NAV of the redeemed shares at the time they were purchased; or
2)   The NAV of the redeemed shares at the time of redemption.

     this means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. Accordingly, they will be redeemed in this order:

1)   Shares from reinvested dividends or capital gain distributions; then
2)   Shares from the earliest purchase.

     The contingent deferred sales charge may be waived for redemptions of Class S shares under these circumstances:

1) Following the death or disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
2) In connection with certain distributions from an IRA or other retirement plan, as described in the Statement of Additional Information;
3) According to the Fund's systematic withdrawal plan -- but limited to 12% annually of the value of the Fund account at the time the plan is established; or
4) As a result of the Right of the fund to liquidate a shareholder's account as described under "How to sell shares."

     REINVESTMENT. You may reinvest in Class S shares within 120 days of redemption and receive reimbursement credited to your account for any contingent deferred sales charge you previously paid. The reinvested shares will be subject to the holding period of the shares which were originally purchased. This holding period determines any contingent deferred sales charges on subsequent redemptions of the reinvested shares or their conversion to Class A shares as described in the following section.


     To make sure you receive waiver or reimbursement of contingent deferred sales charges, you must notify the Fund whenever you are so entitled.


     Class S conversion feature. Class S shares that remain outstanding for eight years will convert to Class A shares of the same Fund. The basis for this will be the relative NAVs of the two classes at the time of conversion.


     Some investors buy shares at several different times and reinvest dividends and capital gains over an extended period. Each time a conversion takes place, a pro-rata portion of Class S shares acquired through the reinvestment of dividends and capital gain distributions also will convert to Class S shares.


     The conversion of Class S shares to Class A shares is subject to a favorable ruling from the Internal Revenue Service or the continuing availability of an opinion of legal counsel that such conversion will not be subject to federal income taxes. There cannot be any assurance that a ruling or opinion will be available. If they should not be available, the conversion of Class S shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period.


     If the investor's [SAM] Account is closed, the investor is not required to redeem his or her Class S shares, but may continue to hold Class S shares and may exchange Class S shares of one Fund for Class S shares of any other Composite Fund without paying a sales charge at the time of the exchange.
Class S shares may also be exchanged for Class B shares of [Sierra] Asset Management Portfolio.

DISTRIBUTION OF INCOME AND CAPITAL GAINS


     The Funds distribute dividends from net investment income (which is essentially interest and dividends from securities held), minus expenses. They also make capital gain distributions if realized gains from the sale of securities exceed realized losses. Dividends are declared daily and paid monthly, when available. Dividends, if declared, begin accruing on the day following payment for purchase. Any capital gain distributions normally will be paid in December.


     You have four choices regarding what you want to do with dividends and capital gain distributions. You can make your choice at the time of your initial purchase or by contacting the Funds' offices or your investment representative. The options include:

     AUTOMATIC REINVESTMENT. Most shareholders elect this procedure. It is automatically effective unless you choose another option. All dividends and capital gain distributions are reinvested into additional shares of the Fund. Automatic reinvestments generally provide the most capital growth.


     REINVEST DIVIDENDS IN ANOTHER COMPOSITE FUND. Income dividends may be automatically invested in the same class of shares of another Composite Fund provided shares of that Fund are available in your state of residence.

     CASH PAYMENT OF INCOME AND REINVESTMENT OF ANY CAPITAL GAINS. With this option, dividends are deposited to your pre-authorized bank account or paid by check. Any capital gain distributions are reinvested in additional shares of the Fund.

     CASH PAYMENT OF ALL DISTRIBUTIONS. Dividends and capital gain distributions are deposited to your pre-authorized bank account or paid by check.


     OTHER INFORMATION. Reinvestments of income dividends are made at the closing NAV on the last business day of each month. Reinvestments of capital gain distributions are made at the closing NAV on the day distributions are deducted from the Fund's assets.

     If you have chosen to receive dividends or capital gain distributions in cash and the U.S. Postal Service cannot deliver your check, the Funds reserve the right to reinvest your check at the then-current NAV and to automatically reinvest subsequent dividends and capital gain distributions in your account. The Funds may also automatically reinvest dividends or distributions of $10 or less.

INCOME TAXES ON DIVIDENDS AND CAPITAL GAINS

     You are responsible for any federal income tax (and state and local income taxes, if applicable) on dividends and capital gain distributions. This is true whether they are paid in cash or reinvested in additional shares. You will be advised annually as to the tax status of these dividends and distributions.

     Generally, dividends (other than exempt-interest dividends) paid by the Funds from interest, dividends, or net short-term capital gains will be taxed as ordinary income. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) distributed to you. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). You must treat distributions of net capital gains as mid-term gains to the extent designated by the Funds as deriving from net gains from assets held for more than one year but not more than 18 months. The balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to you as such, whether or not received by you in cash or in shares of a Fund and regardless of how long you have held your shares in a Fund. If your shares are in an IRA or another qualified retirement plan, you will not have to pay tax on the reinvested amount until funds are withdrawn.

     Tax-exempt interest earned by the Tax-Exempt Bond Fund retains its tax-advantaged status when it is distributed to investors. However, a portion of the interest may be subject to federal alternative minimum tax and/or state and local taxes. You should consult a tax preparer who is familiar with local law. In addition, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in this Fund may have on the taxation of your benefits. Interest income earned by Tax-Exempt from any investments that are not tax-exempt will be taxable to shareholders, as will income from short-term and long-term capital gains from those investments.

     Each Fund complies with provisions of the Internal Revenue Code applicable to regulated investment companies and distributes its taxable income accordingly. Because of this, the Funds do not anticipate being subject to federal income or excise taxes on the earnings they distribute to shareholders.

     Because of tax law requirements, you must provide the Funds an accurate Social Security number or taxpayer identification number or make required certifications to avoid the 31% "back-up" withholding tax.


EXCHANGES FOR OTHER COMPOSITE FUNDS


     You may exchange shares of any Composite Fund for the same class of shares of any other Composite Fund. In addition to the Funds described in Prospectus, there are Composite Funds that invest in other types of securities, including: stocks, a balance between stocks and bonds, and money market instruments.


     Contact your investment representative or the Distributor to request a prospectus for the Composite Funds that interest you.


     Exchanges are made at the prevailing NAV of the shares being exchanged. No additional sales charge will be incurred when exchanging shares from a Fund which imposes an initial or contingent deferred sales charge. Any contingent deferred sales charge on the subsequent sale of shares acquired by exchange will be based on the contingent deferred sales charge schedule of the Composite Fund into or from which the shares were exchanged that would result in the greatest contingent deferred sales charge applicable to such shares. For purposes of calculating any contingent deferred sales charge, the length of time you have held your shares will date from your original purchase, and will be unaffected by any exchanges (or any purchases of shares of Composite Funds in connection with the acquisition by the Composite Funds of the assets of another investment company). Shares exchanged from Composite Money Market Fund, Composite Tax-Exempt Money Market Fund or California Money Fund (a series of the [Sierra] Trust Funds) will be subject to the acquired Fund's sales charge unless the shares given in exchange were previously exchanged from a Composite Fund that imposes an initial or contingent deferred sales charge. The availability of the exchange privilege with respect to shares of [Sierra Prime Income] Fund is subject to the availability of shares of [Sierra Prime Income] Fund for exchange purposes as stated in the prospectus and statement of additional information ("SAI") of [Sierra Prime Income] Fund. Also, although shares of [Sierra Prime Income] Fund may be exchanged for shares of the funds, such exchanges are permitted approximately once each calendar quarter so long as [Sierra Prime Income] Fund makes a repurchase offer for its shares in such quarter and so long as the [Sierra Prime Income] Fund repurchase offer is sufficiently large to include [Sierra Prime Income] Fund shares tendered for exchange. for more information about [Sierra Prime Income] Fund, please consult your investment representatives or call the Distributor.

     All exchanges are subject to the minimum investment requirements of the Composite Fund being acquired and to its availability for sale in your state of residence. You may arrange for automatic monthly exchanges. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to a Fund and, consequently, may be disallowed. Exchanges of shares are sales and may result in a gain or loss for federal and state income tax purposes.

HOW TO SELL SHARES


     You may redeem shares at any time. The price paid per share will be the next NAV that is calculated. The NAVs are determined at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. Contingent deferred sales charges, if applicable, will be deducted upon redemption.


     TELEPHONE. You may authorize telephone transactions when you sign your Fund account application. Or you may choose at that time not to allow such transactions.


     Provided you have pre-authorized these transactions, you may redeem or exchange shares by telephoning 1-800-543-8072. You may also request these transactions through your investment representative. Proceeds may be directed to a pre-authorized bank or broker account or to the address of record for the account. Exchanges also may be made by telephone. (See the previous section for more information.)


     It may be difficult to reach the Trust offices by telephone during periods of unusual economic or market activity. Please be persistent if this occurs. The Transfer Agent is committed to extending its availability beyond regular 7 a.m. to 6 p.m. (Pacific time) customer service hours during such periods. Calls requesting telephone redemption or exchanges during periods of unusual market activity that are received after business hours will be recorded and returned in the order they were received.


     For protection, all telephone instructions are verified. This is done by requesting personal shareholder information, providing written confirmations of each telephone transaction, and recording telephone instructions. The Transfer Agent may require a Letter of Authorization, other documents, or authorization from your broker to initiate telephone redemptions of $25,000 or more that are not directed to your pre-authorized bank or broker account. If reasonable procedures are used, neither the Transfer Agent nor the Funds will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the Transfer Agent or the Funds may be liable for any losses because of unauthorized or fraudulent telephone instructions if reasonable procedures are not followed.


     WRITTEN REQUEST. Redemptions also may be requested by writing the Trust offices. Written requests may require a signature guarantee, as discussed below, and the return of any outstanding share certificates. Changes in pre-authorized redemption instructions or your account registration also require signature guarantees. For your protection, the signature(s) must be guaranteed by an officer of a U.S. bank belonging to the Federal Reserve System, a member of the Stock Transfer Association Medallion Program, or a member of the National Association of Securities Dealers, Inc.


     PROMPT PAYMENT. Payment normally will be made on the next business day after the transaction, but no later than seven days after the transaction unless you recently purchased Fund shares by check. In that case, redemption proceeds may be delayed until the Transfer Agent verifies collection of the check. Generally this occurs within 14 days. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank also may charge a fee.


     SYSTEMATIC WITHDRAWAL PLAN. Shareholders may choose to receive specific cash withdrawals on a periodic basis. A $5,000 minimum balance is required to establish a systematic withdrawal plan in a Fund account. Shares of the Fund will be redeemed to provide the requested payment. Naturally, withdrawals that continually exceed dividend income and capital gains will eventually exhaust the account. Class B and Class S shareholders may use a systematic withdrawal plan to redeem up to 12% of the beginning balance annually without incurring a contingent deferred sales charge. The beginning balance is the Fund account balance at the time the plan is established.


     OTHER CONSIDERATIONS. It is costly to maintain small accounts. Accordingly, an account may be closed after 90 days advance, written notice if the total account value falls below, a minimum (currently $700 OR, in the case of an IRA account, $500) when any transfer or redemption is made. Shares will be redeemed at the next calculated NAV on the day the account is closed. To prevent an account closure, investors may purchase shares to bring their account balance above the minimum during the 90-day grace period.

IRAS AND OTHER TAX-SHELTERED RETIREMENT PLANS


     Shares in the U.S. Government Securities and Income Funds may be appropriate for many retirement plans, including IRAs. Retirement plan contributions are tax deductible in some cases, and earnings compound on a tax-deferred basis until withdrawn.


     From time to time, Composite Funds Distributor, Inc. or its affiliates may offer "IRA bonuses" on IRA rollovers and transfers to its IRA accounts maintained by them. The Funds do not pay any portion of these bonuses. The products purchased through these rollovers and transfers may include the Composite Funds. This payment may be considered a reduction in the Distributor's sales charge.

     Information about IRAs and other qualified retirement plans is available from the Fund offices or your investment representative.

PERFORMANCE INFORMATION

     While past results are not necessarily indicative of future performance, history provides a basis for comparisons of mutual fund investment strategies and their execution. Among the factors that influence the Funds' performance are the type and quality of investments, operating expenses, and the net amount of new money coming into the Funds.

     Pertinent information follows:

     YIELD. The Funds calculate their current "yields" by dividing annualized net investment income per share for a stated 30-day period by the maximum offering price on the last day of the period. The result then is shown as a percentage of the total investment.

     Yields are calculated separately for each class of shares. Because yield accounting methods differ from the methods used for other accounting purposes, the Funds' yields may not equal the income paid to your account or the income reported in the Funds' financial statements.

     DISTRIBUTION RATE. The Funds' "distribution rates" are calculated by dividing the actual ordinary income dividends per share (annualized) over a one-month or 12-month period by the maximum offering price at the end of the period.

     TAXABLE-EQUIVALENT YIELD. Because the Tax-Exempt Bond Fund is designed to shelter shareholders' income from federal income taxes, it may be of interest to know about "taxable-equivalent yield." This will show you the yield you would need to receive from a taxable investment to reach the same earnings level as this Fund. Here is how to do that: 1) Subtract your income tax rate from 1.0. 2) Divide the Tax-Exempt Fund's stated yield by your answer to the first step.

     For example: To calculate a taxable-equivalent yield at a 36% tax rate, subtract .36 from 1.0, and divide the taxable fund's yield by the resulting .64.


     AVERAGE ANNUAL TOTAL RETURN. "Average annual total return" shows the change in value of an investment in a Fund over a stated period as a steady compound rate of return. The calculation assumes reinvestment of dividends and capital gain distributions and payment of the maximum initial sales charge for Class A shares or the applicable contingent deferred sales charge for Class B or Class S shares.

     NON-STANDARDIZED TOTAL RETURNS. These "non-standardized total returns" differ from average annual total returns for the following reasons: First, they may relate to non-standard periods; second, they may represent cumulative (rather than average) total return and third, sales charges may not be deducted.


     OTHER INFORMATION. Each Fund may include performance data in any advertisement or promotional material of that Fund.

     Management has included a discussion of the Funds' performance in their annual report, which is available upon request and without charge by calling the Fund offices.

     The Funds may quote performance results from recognized services and publications that monitor the performance of mutual funds. Included, too, may be comparisons of their performance with various published, historical indices.


     The Funds' performance is not fixed nor is the principal guaranteed. Asset values fluctuate daily, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance should not be interpreted as an indication of a Fund's performance in the future.

REPORTS TO SHAREHOLDERS


     Shareholders receive semiannual and annual reports. The financial statements in the annual reports are audited by independent accountants. Shareholders whose accounts are directly with the Funds receive statements at least quarterly. These statements show account transactions, the total number of shares owned, and any dividends or distributions paid. Shareholders also receive written confirmation soon after each transaction which is not a dividend reinvestment, systematic investment program purchase, or systematic withdrawal plan redemption.

WE'RE HERE TO HELP YOU

     Any inquiries you may have about these Funds or your account should be directed to the Funds at the address or telephone number on the front page and back cover of this Prospectus. We will be glad to answer your questions.

                                  APPENDIX A


                        DESCRIPTION OF SECURITY RATINGS


Moody's Investors Service, Inc. (Moody's)

Corporate and Municipal Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


 Standard & Poor's (S&P)
      Corporate and Municipal Ratings

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only to a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of debt service payments are jeopardized.

Commercial Paper

A1 and Prime 1 commercial paper ratings issued by Moody's Investors Services, Inc. (Moody's) and Standard & Poor's (S&P) are the highest ratings these corporations issue.

Among factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which maybe inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Commercial paper rated A1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

ABSENCE OF RATING:

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to quality of the issue. Should no rating be assigned, the reason may be one of the following:

1.        An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.        There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published.

FOR FURTHER INFORMATION, PLEASE CONTACT:
FUND OFFICES
601 West Main Avenue, Suite 300
Spokane, Washington 99201-0613
Phone: (509) 353-3550
Toll free:(800) 543-8072

--------------------------------------------

ADVISER
Composite Research & Management Co.
1201 Third Avenue, Suite 1400
Seattle, Washington 98101-3015


DISTRIBUTOR
Composite Funds Distributor, Inc.
1201 Third Avenue, Suite 780
Seattle, Washington 98101-3015


TRANSFER AGENT
Murphey Favre Securities
  Services, Inc.
601 West Main Avenue, Suite 300
Spokane, Washington 99201-0614


CUSTODIAN
Investors Fiduciary Trust Company
127 W. 10th Street
Kansas City, Missouri 64105-1716


INDEPENDENT PUBLIC ACCOUNTANTS
LeMaster & Daniels PLLC
601 W. Riverside Avenue, Suite 800
Spokane, Washington 99201-0614


COUNSEL
Paine, Hamblen, Coffin, Brooke & Miller LLP
717 W. Sprague Avenue, Suite 1200
Spokane, Washington 99204-0464


BOARD OF TRUSTEES
Wayne L. Attwood, M.D.
Kristianne Blake
Anne V. Farrell

Michael K. Murphy
William G. Papesh
Daniel L. Pavelich
Jay Rockey
Richard C. Yancey

                              THE COMPOSITE FUNDS
                                  BOND FUNDS

                                   COMPOSITE
                                U.S. GOVERNMENT
                                  SECURITIES

                                   COMPOSITE
                                  INCOME FUND

                                   COMPOSITE
                                TAX-EXEMPT BOND
                                     FUND

                                  PROSPECTUS

                                 DECEMBER __,
                                     1997

                              [LOGO APPEARS HERE]
                                   COMPOSITE
                                GROUP OF FUNDS

                         COMPOSITE MONEY MARKET FUNDS
                                   Suite 300
                               601 W. MAIN AVENUE
                         SPOKANE, WASHINGTON 99201-0613
               TELEPHONE (509) 353-3550 TOLL FREE (800) 543-8072


A Choice of money market funds to meet several investor goals:


     The following series (the "Composite Cash Management Company Funds") of the Composite Funds (the "Trust") provide a choice of diversified money market investments designed to enable investors to meet several short-term goals, as summarized below:


 .    COMPOSITE MONEY MARKET FUND. This Fund is intended to provide maximum current income, while preserving capital and maintaining liquidity. Investments are in high-quality money market instruments.

 .    COMPOSITE TAX-EXEMPT MONEY MARKET FUND. The objective of this
Fund is to provide maximum current income that is exempt from federal income tax, while preserving capital and maintaining liquidity. Primary investments are in high-quality, short-term municipal obligations.


     Please read this Prospectus dated December __, 1997, and retain it for future reference. It sets forth information about these Portfolios that a prospective investor should know before investing.

OTHER IMPORTANT INFORMATION


     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE UNITED STATES GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THERE IS NO ASSURANCE THAT THE
$1.00 PER SHARE NET ASSET VALUE (NAV) WILL BE MAINTAINED.


     A STATEMENT OF ADDITIONAL INFORMATION ABOUT THIS FUND, DATED DECEMBER __, 1997, IS ON FILE WITH THE SECURITIES AND EXCHANGE COMMISSION. IT IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. YOU MAY OBTAIN A FREE COPY BY CALLING OR WRITING THE FUND AT THE LOCATION LISTED ABOVE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS

PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


CONTENTS                                                                   Page
About this prospectus.....................................................
Expense information.......................................................
Financial highlights......................................................
The Funds' objectives.....................................................
Investment practices and risk factors.....................................
Investment restrictions...................................................
Who we are................................................................
The cost of good management...............................................
The value of a single share...............................................
How to buy shares.........................................................
Distribution of income....................................................
Income taxes on dividends.................................................
Exchanges for other Composite Funds.......................................
How to sell shares........................................................
IRAs and other tax-sheltered retirement plans.............................
Calculation of yields.....................................................
Reports to shareholders...................................................
We're here to help you....................................................


ABOUT THIS PROSPECTUS


     In this Prospectus you will find basic and in-depth information about the Composite Money Market Funds. Included are such subjects as how to buy and sell shares, as well as details about the Funds' objectives, investment practices and restrictions, and other matters.


     If you are not familiar with mutual funds, investment terminology, or the Composite Funds, you may find it useful to understand the following key words and terms that appear frequently on these pages:

GLOSSARY OF KEY WORDS AND TERMS


     ADVISER. Composite Research & Management Co., which is called the "Adviser" in this Prospectus, is the manager of the Composite Money Market Funds and a number of other mutual funds (excluding series of The Sierra Variable Trust that serve as underlying funding vehicles for variable insurance contracts, the "Composite Funds")

     CLASS A SHARES. Purchasers of Class A shares do not pay a sales charge at the time of purchase, but pay annual operating expenses, including ongoing service fees.


     CLASS B SHARES. Purchasers of Class B shares do not pay an initial sales charge, but Class B shares pay higher ongoing distribution and service fees than Class A shares for eight years, and redemptions of Class B Shares are generally subject to a contingent deferred sales charge (see below). Class B shares convert to Class A shares after eight years.


     CLASS I SHARES. Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios. Class I shares are sold without an initial or contingent deferred sales charge and pay no ongoing distribution fees.


     CLASS S SHARES. Class S shares of the Funds are sold exclusively to investors who, at the time of the exchange, already maintain a Class S account. Purchasers of Class S shares do not pay an initial sales charge, but Class S shares pay higher ongoing distribution and service fees than Class A shares for eight years and redemptions of Class S shares are generally subject to a contingent deferred sales charge (see below). Class S shares convert to Class A shares after eight years.

     CONTINGENT DEFERRED SALES CHARGE. If an investor redeems Class B or Class S shares within six years of purchase, he or she normally must pay this charge.


     DISTRIBUTOR. Composite Funds Distributor, Inc. distributes the Composite Cash Management Company funds and other Composite Funds and is referred to as the "Distributor" in this Prospectus.


     EXCHANGE. This privilege allows shareholders to exchange shares of any Composite Fund for shares of the same class of any other Composite Fund. Except for exchanges of shares of certain money market funds that were not subject to any initial or contingent deferred sales charge at the time of purchase, there is no fee or additional sales charge for an exchange within the Composite
Funds.


     FUND. The term "Fund" identifies one or both of the mutual funds offered through this Prospectus. These "Funds" are identified as follows in this document:


          MONEY MARKET. This Fund is intended to provide maximum current income, while preserving capital and maintaining liquidity. Investments are in high-quality money market instruments.


          TAX-EXEMPT. The objective of this Fund is maximum current income that is exempt from federal income tax, while preserving capital and maintaining liquidity. Primary investments are in high-quality, short-term municipal obligations.

     REDEMPTION. This refers to the sale of mutual fund shares by an investor. He or she is said to have "redeemed" the shares.


     STATEMENT OF ADDITIONAL INFORMATION. This is a document that has more detailed information about the Funds than what is contained in this prospectus. It is on file with the Securities and Exchange Commission and also is available through the Funds.

EXPENSE INFORMATION


     The table below shows the Funds' costs and expenses that an investor will bear both directly or indirectly and how they affect share ownership. Operating expenses are based on the Funds' expenses during the fiscal year ended
December 31, 1996, "Other expenses".


     For further information on costs and expenses, please see "The cost of good management" on Page __.

SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND:


                                          CLASS A   CLASS B   CLASS I   CLASS S
                                          SHARES    SHARES    SHARES    SHARES
                                          --------  --------  -------  ---------
Maximum sales charge imposed on
purchases (as a percentage of
offering price)                           None      None      None     None

Maximum contingent deferred sales
charge (as a percentage of
purchase price or redemption proceeds,
whichever is lower)                       None *    5.00%     None     5.00%

Redemption fee                            None      None      None     None

Exchange fee                              None      None      None     None



* Certain investors who purchase Class A shares at net asset value may be subject to a contingent deferred sales charge of 1.00% or .50% on redemptions of these shares during the first or second year after purchase, respectively.

ANNUAL FUND OPERATING EXPENSES          MONEY MARKET FUND
(AS A PERCENTAGE OF
AVERAGE NET ASSETS)
                                -----------------------------------------------------------------------
                                  CLASS A SHARES   CLASS B SHARES   CLASS I SHARES   CLASS S SHARES
                                -----------------------------------------------------------------------
ADVISORY FEES*                               .45%             .45%               .45%               .45%
12B-1 FEES                                     0%            1.00%                 0%              1.00%
OTHER EXPENSES                               .30%             .30%               .30%               .30%
                                -----------------------------------------------------------------------
TOTAL FUND                                   .75%            1.75%               .75%              1.75%
OPERATING EXPENSES
                                =======================================================================



ANNUAL FUND OPERATING EXPENSES    TAX-EXEMPT FUND
 (AS A PERCENTAGE OF
 AVERAGE NET ASSETS)
                                 -----------------------------------------------------------------------
                                    CLASS A SHARES   CLASS B SHARES   CLASS I SHARES     CLASS S SHARES
                                 ----------------------------------------------------------------------
Advisory fees*                               .45%             .45%               .45%               .45%
12b-1 fees                                     0%            1.00%                 0%              1.00%
Other expenses                               .10%             .10%               .10%               .10%
                                -----------------------------------------------------------------------
Total Fund                                   .55%            1.55%               .55%              1.55%
operating expenses
                                =======================================================================



*The Investment Management Agreement has been amended, to be effective upon the acquisition by the Money Market Funds of the assets of the Global Money Fund and the U.S. Government Money Fund, each a series of the Sierra Trust Funds. The Amendment would reduce the advisory fees under the Investment Management Agreement to .40%.


     Absent reimbursements, "Other expenses" would have been .43% for each class of the Money Market Fund and "Total expenses" would have been .89%, 1.90%, .90%, and 1.90% for Class A, Class B, Class I and Class S shares, respectively. For the Tax-Exempt Fund, "Other expenses" would have been .22% for Class A Shares, and 2.77% for Class B, Class S, and Class I shares, and "Total expenses" would have been .72%, 4.22%, 1.32% and 2.32% for Class A, Class B, Class I and Class S shares, respectively.


     Class S shares may be purchased directly only by investors who, at the time of the exchange, already maintain a Class S account. Otherwise, Class S shares are available only through exchange of Class S shares of other Composite Funds. The 5.00% contingent deferred sales charge on Class B and Class S shares declines over time and is eliminated after six years. Class B and Class S shares convert to Class A shares after eight years. Please see "The cost of good management" for further information. There is a $10 charge for redemptions paid by Fed Funds wire, but not for redemptions deposited to your pre-authorized bank account or paid by check.


Example


     You would pay the following expenses on a $1,000 investment in one of the Portfolios, assuming you receive a 5% annual return, that the Portfolio's expenses are the same as those shown in the Annual fund operating expenses table above and that you redeemed your shares at the end of the time periods listed. The 5% figure is a constant rate required for comparative purposes by the Securities and Exchange Commission. The example should not be considered a representation of past or future expenses or performance. Actual results will be greater or less than the illustration.

                                                           Money Market

                      Class A shares         Class B shares        Class I shares         CLASS S shares
                      ------------------------------------------------------------------------------------
Assuming
redemption at the
end of each
period:
1 Year                        $                     $                     $                      $

3 Years                       $                     $                     $                      $

5 Years                       $                     $                     $                      $

10 Years                      $                     $                     $                      $

Assuming you
keep your shares
and no redemptions
are made:

1 Year                        $                     $                     $                      $

3 Years                       $                     $                     $                      $

5 Years                       $                     $                     $                      $

10 Years                      $                     $                     $                      $

                                                           Tax-Exempt

                      Class A shares         Class B shares        Class I shares         Class S shares
                      ------------------------------------------------------------------------------------
Assuming
redemption at the
end of each
period:
1 Year                        $                     $                     $                      $

3 Years                       $                     $                     $                      $

5 Years                       $                     $                     $                      $

10 Years                      $                     $                     $                      $

Assuming you
keep your shares
and no redemptions
are made:

1 Year                        $                     $                     $                      $

3 years                       $                     $                     $                      $

5 years                       $                     $                     $                      $

10 years                      $                     $                     $                      $

     Class B and Class S Shares automatically convert to Class A shares after eight years without charge or tax impact. Because of that, years nine through ten reflect Class A operating expenses. Redemption at the end of a full year results in the imposition of the following year's contingent deferred sales charge. Long-term Class B and Class S shareholders could pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. The Class B and Class S conversion feature is intended to reduce the likelihood this will occur.

FOR FURTHER INFORMATION


 .    Advisory fees - See "The cost of good management" Page____
 .    12b-1 fees - See "The cost of good management" Page____
 .    Conversion of Class B to Class A - See "Exchanges for other Composite
     Funds" Page____
 .    Conversion of Class S to Class A - See "Exchanges for other Composite
     Funds" Page ____


FINANCIAL HIGHLIGHTS


     The tables on the following pages present selected financial information about the Funds, including per share data, expense ratios and other data based on average net assets. Information presented for periods ended prior to June 30, 1997 has been audited by LeMaster & Daniels PLLC, the Fund's independent auditors, whose reports appear in the Funds' annual report. Information presented for periods ended June 30, 1997 is unaudited. The Funds' 1996 annual report and 1997 semiannual report are incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
MONEY MARKET PORTFOLIO - CLASS A SHARES


                                          Six months
                                          Ended                       Years Ended October 31,
                                          April 30,                   -----------------------
                                          1997           1996       1995       1994        1993       1992
                                          ----           ----       ----       ----        ----       ----
NET ASSET VALUE,
BEGINNING OF YEAR......................   $1.000       $1.0000      $1.0000    $1.0000    $1.0000     $1.0000
                                          ------       -------      -------    -------    -------     -------
 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income.................    0.239        0.0476       0.0519     0.0341     0.0238      0.0302
   Total From Investment
   Operations..........................    0.239        0.0476       0.0519     0.0341     0.0238      0.0302
                                           -----        ------       ------     ------     ------      ------

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income)...................  (0.0239)      (0.0476)     (0.0519)   (0.0341)   (0.0238)    (0.0302)
 Total Distributions...................  (0.0239)      (0.0476)     (0.0159)   (0.0341)   (0.0238)    (0.0302)
                                         --------      -------      -------    -------    -------     -------

NET ASSET VALUE,
END OF YEAR............................   $1.0000      $1.0000      $1.0000    $1.0000    $1.0000     $1.0000
                                          =======      =======      =======    =======    =======     =======
TOTAL RETURN...........................     4.95%/(2)/   4.88%        5.33%      3.47%      2.41%       3.07%

RATIOS/
SUPPLEMENTAL DATA
 Net Assets, End of Year
   (in thousands)......................  $256,222      $229,355    $171,225   $125,651   $135,187    $141,193
 Ratio of Expenses to
  Average Net Assets/(1)/..............     0.78%/(2)/    0.79%       0.92%      0.95%      0.97%       0.88%
 Ratio of Net Income to
  Average Net Assets...................     4.83%/(2)/    4.77%       5.19%      3.39%      2.38%       3.04%




                                                     Years Ended October 31,
                                                     -----------------------
                                         1991       1990      1989      1988      1987
                                         ----       ----      ----      ----      ----
NET ASSET VALUE,
BEGINNING OF YEAR.....................   $1.0000   $1.0000   $1.0000    $1.0000   $1.0000
                                         -------   -------   -------    -------   -------
 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income................    0.0526    0.0733    0.0826     0.0668    0.0588
   Total From Investment
   Operations.........................    0.0526    0.0733    0.0826     0.0668    0.0588
                                          ------    ------    ------     ------    ------

 LESS DISTRIBUTIONS
 Dividends (from net
  investment income)..................   (0.0526)  (0.0733)  (0.0826)   (0.0668)  (0.0588)
 Total Distributions..................   (0.0526)  (0.0733)  (0.0826)   (0.0688)  (0.0588)
                                          ------  --------  --------   --------  --------

NET ASSET VALUE,
END OF YEAR...........................   $1.0000  $ 1.0000   $1.0000    $1.0000   $1.0000
                                         =======  ========   =======    =======   =======
TOTAL RETURN..........................     5.41%     7.61%     8.60%      6.85%     5.97%

RATIOS/
SUPPLEMENTAL DATA
 Net Assets, End of Year
   (in thousands).....................  $178,741  $252,051  $256,017   $180,130  $137,737
 Ratio of Expenses to
  Average Net Assets/(1)/..............    0.93%     0.97%     1.06%      1.01%     1.05%
 Ratio of Net Income to
  Average Net Assets...................    5.33%     7.33%     8.26%      6.68%     5.88%


(1) Ratios of expenses to average net assets include expenses paid indirectly beginning in fiscal year 1995. The ratios before voluntary waiver of certain fees incurred by the Portfolio and expense reimbursements were .89% in 1996, 1.04% in 1995, and 1.04% in 1994, and 1.03% for 1993.
(2)   Annualized.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
TAX-EXEMPT PORTFOLIO - CLASS A SHARES

                                            Six
                                           Months
                                           Ended                 Years Ended December 31,
                                          June 30,      --------------------------------------------
                                            1997        1996      1995      1994       1993     1992
                                          --------      ----      ----      ----       ----     ----
NET ASSET VALUE,
BEGINNING OF PERIOD....................   $1.0000      $1.0000   $1.0000    $1.0000   $1.0000   $1.0000
                                          -------      -------   -------    -------   -------   -------

 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income.................    0.0154       0.0301    0.0339     0.0235    0.0203    0.0238
 Net Realized Gains on Securities......         -        .   -    0.0054      .   -     .   -     .   -
                                          -------      -------   -------    -------   -------   -------
   Total From Investment Operations....    0.0154       0.0301    0.0393     0.0235    0.0203    0.0238
                                          -------      -------   -------    -------   -------   -------

 LESS DISTRIBUTIONS
 Dividends (from net investment
   income).............................   (0.0154)     (0.0301)  (0.0339)   (0.0235)  (0.0203)  (0.0238)
 Distributions (from capital gains)....         -        .   -   (0.0054)     .   -     .   -     .   -
                                          -------      -------   -------    -------   -------   -------
 Total Distributions...................   (0.0154)     (0.0301)  (0.0393)   (0.0235)  (0.0203)  (0.0238)


NET ASSET VALUE, END OF PERIOD.........   $1.0000      $1.0000   $1.0000    $1.0000  $1.00000  $1.00000
                                          =======      =======   =======    =======  ========  ========

TOTAL RETURN/(1)/......................     3.16%/(3)/   3.05%     4.01%      2.37%     2.06%     2.41%

RATIOS/SUPPLEMENTAL
DATA
 Net Assets,
  End of Period ($1,000's).............   $31,387      $31,974   $30,988    $33,612   $34,513   $32,425
 Ratio of Expenses to
  Average Net Assets/(1)/..............     0.57%/(3)/   0.57%     0.61%      0.60%     0.50%     0.57%
 Ratio of Net Income to
  Average Net Assets...................     3.11%/(3)/   3.01%     3.39%      2.33%     2.03%     2.36%


                                              Years Ended December 31,
                                         ---------------------------------------
                                         1991       1990      1989     1988/(2)/
                                         ----       ----      ----     ---------
NET ASSET VALUE,
BEGINNING OF PERIOD.................... $1.0000    $1.0000   $1.0000   $1.0000
                                        -------    -------   -------   -------

 INCOME FROM
 INVESTMENT OPERATIONS
 Net Investment Income.................  0.0410     0.0561    0.0587    0.0381
 Net Realized Gains on  Securities.....   .   -      .   -     .   -     .   -
                                        -------    -------   -------   -------
   Total From Investment Operations....  0.0410     0.0561    0.0587    0.0381
                                        -------    -------   -------   -------

 LESS DISTRIBUTIONS
 Dividends (from net investment
   income)............................. (0.0410)   (0.0561)  (0.0587)  (0.0381)
 Distributions (from capital gains)....   .   -      .   -     .   -     .   -
                                        -------    -------   -------   -------
 Total Distributions................... (0.0410)   (0.0561)  (0.0587)  (0.0381)
                                        -------    -------   -------   -------

NET ASSET VALUE, END OF PERIOD......... $1.0000    $1.0000   $1.0000   $1.0000
                                        =======    =======   =======   =======

TOTAL RETURN/(1)/......................   4.19%      5.77%     6.05%     4.10%/(3)/

RATIOS/SUPPLEMENTAL DATA
 Net Assets,
  End of Period ($1,000's)............. $40,060    $43,379   $25,113    $8,031
 Ratio of Expenses to
  Average Net Assets(1)................   0.44%      0.24%     0.09%     0.75%
 Ratio of Net Income to
  Average Net Assets...................   4.11%      5.60%     5.97%     3.81%


/(1)/ Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995. The ratios before voluntary waiver of certain fees incurred by the portfolio and expense reimbursements were .72% for 1996, .81% for 1995, .76% for 1994, .77% for 1993, .81% for 1992, .78% for
      1991, .83% for 1990 and .76% for 1989.
/(2)/ Information for 1988 is since the Portfolio's inception on January 28,
      1988.
/(3)/ Annualized.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
MONEY MARKET PORTFOLIO - CLASS B SHARES

                                                  Six Months                Years Ended                  May 2 to
                                                    Ended                   December 31,                 Dec. 31,
                                                   June 30,            ----------------------            --------
                                                     1997              1996              1995           1994/(2)/
                                                     ----              ----              ----           ---------
NET ASSET VALUE, BEGINNING OF PERIOD............     $1.0000           $1.0000         $ 1.0000           $ 1.0000
                                                     -------           -------         --------           --------

 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..........................      0.0162            0.0384           0.0421             0.0184
   Total From Investment Operations.............      0.0162            0.0384           0.0421             0.0184
                                                     -------           -------         --------           --------

 LESS DISTRIBUTIONS
 Dividends (from net investment income).........     (0.0162)          (0.0384)         (0.0421)           (0.0184)
  Total Distributions...........................     (0.0162)          (0.0384)         (0.0421)           (0.0184)
                                                                       -------         --------           --------

 NET ASSET VALUE, END OF PERIOD.................     $1.0000           $1.0000         $ 1.0000           $ 1.0000
                                                     =======           =======         ========           ========

 TOTAL RETURN...................................        4.06%/(3)/        3.91%            4.30%              2.78%/(3)/

 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)......        $217              $117              $74                $11
  Ratio of Expenses to Average Net Assets/(1)/..        1.63%/(3)/        1.69%            1.94%              1.93%/(3)/
  Ratio of Net Income to Average Net Assets.....        4.06%/(3)/        3.87%            4.19%              3.29%/(3)/

/(1)/ Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995. The ratios before voluntary waiver of certain fees incurred by the Portfolio and expense reimbursements were 1.90% in 1996, 2.10% in 1995 and 2.62% in 1994.
/(2)/ From the commencement of offering of Class B shares.
/(3)/ Annualized.


FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)
TAX EXEMPT PORTFOLIO - CLASS B SHARES

                                                  Six Months                Years Ended                  May 2 to
                                                    Ended                   December 31,                 Dec. 31,
                                                   June 30,            ----------------------            --------
                                                     1997              1996              1995              1994
                                                     ----              ----              ----            --------
NET ASSET VALUE, BEGINNING OF PERIOD............     $1.0000           $1.0000         $ 1.0000           $ 1.0000
                                                     -------           -------         --------           --------

 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..........................      0.0090            0.0199           0.0226             0.0097
 Net Gains on Securities
  (both realize and unrealized).................           -                 -           0.0054                  -
                                                     -------           -------         --------           --------
  Total From Investment Operations..............      0.0090            0.0199           0.0280             0.0097
                                                     -------           -------         --------           --------
 LESS DISTRIBUTIONS
 Dividends (from net investment income).........     (0.0090)          (0.0199)         (0.0226)           (0.0097)
 Distributions (from capital gains).............           -                 -          (0.0054)                 -
  Total Distributions...........................     (0.0090)          (0.0199)         (0.0280)           (0.0097)
                                                     -------           -------         --------           --------
 NET ASSET VALUE, END OF PERIOD.................     $1.0000           $1.0000         $ 1.0000           $ 1.0000
                                                     =======           =======         ========           ========

 TOTAL RETURN...................................        2.24%/(3)/        2.01%            2.83%              1.45%/(3)/

 RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (in thousands)......          $12               $2               $1                  $1
  Ratio of Expenses to Average Net Assets/(1)/..        1.50%/(3)/        1.53%            1.73%              1.66%/(3)/
  Ratio of Net Income to Average Net Assets.....        2.47%/(3)/        1.99%            2.12%              1.38%/(3)/

/(1)/ Ratio of expenses to average net assets includes expenses paid indirectly beginning in fiscal 1995. The ratios before voluntary waiver of certain fees incurred by the Portfolio and expense reimbursements were 1.90% in 1996, 2.10% in 1995 and 2.62% in 1994.
/(2)/ From the commencement of offering of Class B shares.
/(3)/ Annualized.

THE FUNDS' OBJECTIVES


     Composite Research & Management Co., referred to as the "Adviser" in this Prospectus, manages the Funds. The Funds' objectives are to maximize current income while, at the same time, preserving capital and maintaining liquidity. They intend to do this by purchasing high-quality investments which mature in 397 days or less with an average maturity of no more than 90 days. The Tax-Exempt Fund primarily invests in municipal obligations that pay interest which is exempt from federal income tax. These objectives are fundamental and, therefore, cannot be changed without a majority vote of the relevant Funds' outstanding shareholders. Because risks are involved, there cannot be any assurance that a Fund's objectives will be attained.


INVESTMENT PRACTICES AND RISK FACTORS


     The Adviser intends to pursue the Funds' objectives by following the carefully chosen investment procedures summarized below. Included is information about several relatively complex financial instruments. Because the Funds invest in securities backed by banks and other financial institutions, changes in the credit quality of these institutions could cause losses to a Fund and affect its Share price. The Statement of Additional Information contains details concerning the types, ratings and nature of the investments and the criteria used for evaluation and selection.


MONEY MARKET FUND


     This Fund invests solely in money market instruments. These are selected from the following five general categories:


1) Obligations issued or guaranteed by the U.S. government, its agencies, or its instrumentalities.
2) Obligations of U.S. and foreign banks with assets of more than $500 million.
3) Short-term commercial notes issued directly by domestic and foreign non-financial corporations and governmental entities and banking institutions to finance short-term cash needs. The Fund may only purchase notes which have the two highest ratings by Moody's Investors Service, Inc. ("Moody's"), or by Standard & Poor's ("S&P"); or securities that do not have a short-term rating and that are issued by companies whose unsecured debt is rated A or better by Moody's or S&P.
4)   Short-term corporate obligations rated A or better by Moody's or S&P.
5)   Short-term repurchase agreements.


TAX-EXEMPT MONEY MARKET FUND


     This Fund invests primarily in a diversified selection of short-term, investment-grade municipal obligations, whose income is exempt from federal income tax. Under normal market conditions, the Fund attempts to invest solely in these type of obligations. The Fund will not invest more than 20% of its assets in obligations that pay interest subject to alternative minimum tax.


     Municipal obligations are debt securities of states, counties, cities, municipal agencies, and other regional districts. The obligations purchased by the Fund are rated in the two highest credit categories assigned by the major rating services, e.g. Moody's and S&P. They consist of:


1) Municipal commercial paper rated Prime-1 or 2 by Moody's or A-1 or 2 by S&P.
2) Municipal notes rated MIG 1 or 2 by Moody's or rated VMIG 1 or 2 in the case of floating or variable rate obligations, or SP 1+ or 1 by S&P.
3) Securities of other tax-exempt mutual funds as temporary investments of cash reserves.

     If not rated, securities purchased by the Fund will be of comparable quality to the above ratings as determined by the Adviser under the supervision of the Board of Trustees.


     Short-term municipal notes may include, but are not limited to, tax anticipation notes ("TANs"), bond anticipation notes ("BANs"), revenue anticipation notes ("RANs") and project notes ("PNs"), or other forms of short-term municipal loans and obligations.

     When, in the opinion of the Adviser, adverse market conditions exist, the Tax-Exempt Fund may adopt a "defensive" strategy. In such cases, it may temporarily invest more than 20% of its assets in taxable money market instruments. These investments must have the quality and maturity characteristics comparable to those for the municipal obligations of the Fund, but they would produce income that is not exempt from federal income taxes. The Adviser considers that this would be necessary only under highly improbable circumstances. Taxable investments are limited to:


1)   Obligations of the U.S. government and its agencies and instrumentalities.

2) Corporate commercial paper rated in the highest grade by either Moody's or S&P.

3)   Obligations of U.S. banks belonging to the Federal Reserve System.

4)   Time or demand deposits in U.S. banks.

5) Municipal bonds or any of the previously mentioned investments subject to short-term repurchase agreements.

INVESTMENT RESTRICTIONS

     Although many of the Adviser's decisions depend on flexibility, there are certain principles so fundamental to a Fund that they may not be changed without a vote of a majority of the outstanding shares of that Fund.


     In addition to other restrictions listed in the Statement Of Additional Information, each of the Funds may not:


1)   Invest in common stocks or other equity securities.

2) Borrow money for investment purposes, except that a portfolio may borrow up to 5% OF ITS TOTAL ASSETS IN emergencies and that it may borrow up to 33 1/3% of such assets to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolio.

3) Invest more than 5%* of its total assets in the securities of any single issuer, except for the U.S. government, its agencies, or instrumentalities.

4) Invest more than 25%* of its total assets in securities of issuers in any single industry.


*Percentage at the time investment is made.

WHO WE ARE


     Composite Money Market Fund and Composite Tax-Exempt Money Market Fund, each a series of The Composite Funds, a Massachusetts business trust organized on September 18, 1997 (the "Trust"), are open-end diversified management investment companies. A copy of the Trust's Amended and Restated Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to December , 1997, the predecessors of the Funds, the Money Market Portfolio and the Tax-Exempt Portfolio, respectively, were each series of Composite Cash Management Company, which was incorporated on July 2, 1979 under the laws of the state of Washington .

     The Trust is a "series" investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Only shares of Composite Cash Management Company Money Market Fund and Composite Cash Management Company Tax-Exempt Fund are offered by this Prospectus. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special, or relative rights and privileges as the Trustees determine. Only class A, B, S and I shares are offered by this Prospectus. The Funds may also offer other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary.


     Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class without regard to series or classes on all matters except (i) when required by the Investment Company Act of 1940 and (ii) when the Trustees have determined otherwise. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the Funds were liquidated, would receive the net assets of the Funds. The Funds may suspend the sale of shares at any time and may refuse any order to purchase shares.


     ADVISER. The Fund is managed by Composite Research & Management Co., which is referred to as the "Adviser" in this Prospectus.

     The Adviser has been in the business of investment Management since 1944. It currently manages more than $2.3 billion for mutual funds and institutional advisory accounts, including more than $1.4 billion within the Composite Funds.


     The Adviser advises the Fund on investment policies and specific investments. Subject to supervision by the Trust's Board of Trustees, the Adviser determines which securities are to be bought and sold. These decisions are based on analyses of the economy, sectors of industry, and specific institutions. They are compiled from extensive data provided by some of the country's largest investment firms, in addition to the Adviser's own research.


     DISTRIBUTOR. Composite Funds Distributor, Inc. is the "Distributor" for these Funds. The Distributor is not a bank. Securities offered by it are not deposits nor bank obligations, and they are not Backed or guaranteed by a bank nor insured by the FDIC. The value of investments may fluctuate, return on investments is not guaranteed, and loss of principal is possible.


     TRANSFER AGENT. Murphey Favre Securities Services, Inc., which serves as the "Transfer Agent," acts as the Funds' shareholder servicing and dividend disbursing agent.


     THE ADVISER, DISTRIBUTOR AND TRANSFER AGENT, WHOSE ADDRESSES APPEAR On THE BACK COVER, ARE AFFILIATES OF WASHINGTON MUTUAL BANK AND WASHINGTON MUTUAL FSB. THEY ARE ALSO SUBSIDIARIES OF WASHINGTON MUTUAL, INC.





THE COST OF GOOD MANAGEMENT.


     Composite Research & Management Co. serves as Adviser under investment management agreements with each Fund. The agreements [are renewable every year,] subject to the approval of the Trust's Board of Trustees or the shareholders themselves.


     BEFORE READING THIS SECTION, YOU MAY FIND IT USEFUL TO TURN BACK TO PAGE 3 TO REVIEW THE FEE TABLE'S SUMMARY ON "ANNUAL FUND OPERATING EXPENSES." THAT PROVIDES AN OVERVIEW OF MUCH OF WHAT IS COVERED IN DETAIL HERE.

     ADVISORY FEES


     A fee based on a percentage of average daily net assets is paid to the Adviser for its services. This includes investment management and administrative services and the Adviser's function as an agent for the Fund when paying a portion of the fee to the Distributor and Transfer Agent for their services.


     Advisory fees are calculated daily and paid monthly at an annual rate of .45% of the average daily net assets of each Fund. The rate is reduced to .40%
with respect to each Fund on its average daily net assets in excess of $1 billion (not including assets of the other Fund).


     as referenced on page ___ of this prospectus, the Investment Management Agreement by and between Composite Research & Management Co. and the Trust has been amended, to be effective upon the acquisition by the Money Market Fund of the assets of the Global Money Fund and the U.S. Government Fund, each a series of The Sierra Trust Funds. The Amendment would reduce the advisory fees under the Investment Management Agreement to .40% on all average daily net assets of each Fund.


     DISTRIBUTION PLAN


     The Trust's Board of Trustees has approved and monitors a distribution plan that meets the provisions of Rule 12b-1 under the Investment Company Act of 1940. The plan is intended to benefit shareholders by stimulating interest in purchasing shares of the Fund and, thus, providing a consistent flow of investment capital. This allows larger and more diversified holdings, as well as economies of scale.


     CLASS A SHARES. As currently in effect, the plan authorizes each Fund to reimburse the Distributor for direct costs of marketing, selling and distributing Class A shares of The Fund, subject to Trustees' approval. These costs include sales literature and prospectuses (other than those provided to current shareholders), and other costs of sales and marketing, including ANY state business and occupation tax assessed on the reimbursements.


     The distribution plan allows both Funds to reimburse actual Class A distribution costs subject to Trustee approval. Reimbursements are not to exceed annual limits of .15% of a Portfolio's average daily net assets attributable to Class A shares. No service fees are paid to dealers for Class A shares.


     Class B and Class S shares. Class S shares of the Funds may be purchased only by investors who, at the time of purchase, already maintain a Class S account. The plan authorizes both Funds to pay the Distributor a distribution fee of .75% of each Portfolio's average daily net assets attributable to Class B and Class S shares and a service fee of .25% of such assets. The distribution fee is designed to permit investors to purchase Class B shares and investors through [SAM] accounts to purchase Class S shares, without having to pay a front-end sales charge. At the same time, this allows compensation to the Distributor in connection with the sale of Class B and Class S shares. The service fee covers account maintenance and other shareholder services.


     The Distributor pays authorized dealers service fees at an annual rate of .25% of the average daily value of Class B and Class S shares in the accounts of the dealer or its customers.


     General. Because the distribution fee for Class B shares , the distribution fee for Class S shares and distribution fee under the proposed distribution plan for Class A shares are not tied directly to its expenses, the amount of compensation may be more or less than its actual expenses. For this reason, those plans are characterized by the staff of the Securities and Exchange Commission as being "compensation" plans - in contrast to the existing Class A "reimbursement" plan. The Fund is not liable for any expenses incurred by the Distributor in excess of the compensation it receives.


     TOTAL EXPENSES. Other operating expenses include fees of Trustees not employed by the Adviser, transfer agent fees, custodial fees, auditing and legal Expenses, taxes, costs of issuing and redeeming shares, publishing of reports to shareholders, corporate meetings, and other normal costs of running a business.


     The Transfer Agent fees are for shareholder services. You may be required to pay a separate fee if you need special services such as producing and mailing historical account transcripts.

THE VALUE OF A SINGLE SHARE


      The value of each class of shares of each Fund is calculated at the end of each business day of the New York Stock Exchange or at 1:00 p.m. Pacific time, whichever is earlier. That figure is determined separately for each class by adding the value of its securities and other assets, subtracting its liabilities and dividing the resulting figure by the number of shares of the class outstanding. That provides the net asset value per share, which is commonly referred to as "NAV." The securities in each Fund are valued using the amortized cost method by adjusting the cost of each security for amortization of discount or premium and accrued interest (unless unusual circumstances indicate another method of determining fair value should be considered by the Funds' Board of Trustees).


     The NAV per share of most mutual funds fluctuates with the value of its portfolio holdings. however, many money market funds, including the Funds' attempt to maintain the NAV at a constant $1.00 per share.


     Fund shares are not guaranteed nor insured by the U.S. government, and there is no assurance that the $1.00 per share NAV will be maintained.

HOW TO BUY SHARES


     Shares of each class of both Funds are offered continuously at the NAV that is next calculated after receipt of a properly completed purchase order.

     You may buy shares of the Funds through the Distributor or through selected securities dealers. The Funds' shares may not be available in all states. With certain exceptions, the minimum initial purchase in a Fund is $1000. IRA accounts may make initial purchases of $500 in any Fund. Subsequent investments should be at least $50.

     MAIL. Accounts may be opened by mail by sending an application form together with a check for $1,000 or more ($500 or more for IRA accounts) to the address noted below. Application forms are available by requesting one from the same address or by calling the Fund at 1-800-543-8072.


     Composite Money Market Fund
     Composite Tax-Exempt Money Market Fund
     601 West Main Ave., Suite 300
     Spokane, Washington 99201-0613


     WIRE TRANSFER. Accounts may be opened even more quickly with a Federal Reserve wire transfer of $1,000 or more. Instructions are available from the Fund offices.


     SUBSEQUENT INVESTMENTS. Subsequent investments should be in amounts of $50 or more.


     SYSTEMATIC INVESTMENT PROGRAM. For your convenience, you may arrange to have monthly purchases automatically deducted from your checking account as part of a systematic investment program. The minimum initial and monthly investments in this program are $50. You can arrange this at the time of your application or you can do it later by talking to your investment representative or by calling the Trust.


     EFFECTIVE DATE OF PURCHASE. An order to purchase shares will be entered on the day it is received, if it is received prior to 1:00 p.m. Pacific time. Otherwise it will be entered on the following business day. Purchase orders are effective when payment is received in federal funds or converted to federal funds by the Transfer Agent. This generally occurs within one to two business days, however, checks drawn on banks that are not members of the Federal Reserve System may take longer to convert into federal funds. The investment will earn income starting the day following its effective date.


     OTHER INFORMATION. The Trust and the Distributor reserve the right to refuse an order to buy shares.


     In the interest of economy and shareholder convenience, physical certificates representing Fund shares will only be issued upon written request to the Trust or by request from your broker. Draft writing and certain other withdrawal options are not available for certificated shares.


DISTRIBUTION OF INCOME


     Both Funds declare dividends from investment income daily. Net investment income is the difference between interest earned on portfolio securities and expenses.

     Dividends are reinvested in additional shares at the NAV each day. In effect, this compounds an investor's income daily. Dividends are earned on the day of withdrawal, not the day of purchase. You may request to have dividends deposited to a pre-authorized bank account or paid by check each month. If you've chosen to receive dividends in cash and the U.S. Postal Service cannot deliver your check, the Funds reserve the right to reinvest your check and to automatically reinvest subsequent dividends in your account. The Funds may also automatically reinvest dividends of $10 or less.


INCOME TAXES ON DIVIDENDS


     Here is important information on tax provisions that relate to the
Portfolios:


     MONEY MARKET FUND. You are responsible for federal income taxes and any applicable state and local income taxes on dividends from this Fund. Generally, dividends paid by the Fund are taxable as ordinary income.


     Of course, if your shares are in an IRA or other qualified retirement plan, you do not have to pay any tax on the reinvested amount until funds are withdrawn.


     TAX-EXEMPT MONEY MARKET FUND. Tax-exempt interest earned by this Fund retains its tax-advantaged status when it is distributed by the Portfolio to investors. However, the federal exemption may not result in exemption from any state and local taxes. A portion of the income may also be subject to alternative minimum tax. You should consult your tax advisor for more information. In addition, if you receive social security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in this Portfolio may have on the taxation of your benefits.

     Interest income earned by the Fund from any investments that are not tax-exempt is taxable to you as ordinary income. (For information on how this could happen, please see the closing segment of "How we plan to reach our objectives.") The same is true for income from any short-term capital gains.


     BOTH FUNDS. Shortly after the end of each year, the Trust will advise you of the tax status of the dividends from your individual Fund. Most of the Funds' income is expected to consist of interest.


     Each Fund complies with provisions of the Internal Revenue Code that apply to regulated investment companies and distributes its taxable income accordingly. Because of this, the Funds do not anticipate being subject to federal income or excise taxes on the earnings they distribute to shareholders. In keeping with this, any taxable income is distributed to investors without making any provision for federal income and excise taxes on those earnings.

     To meet federal tax laws, you must provide the Funds with an accurate Social Security number or taxpayer identification number or make required certifications to avoid imposition of a 31% "backup" withholding tax.

EXCHANGES FOR OTHER COMPOSITE FUNDS


     You may exchange shares of any Composite Fund for the same class of shares of any other Composite Fund. In addition to the Portfolios described in this Prospectus, there are Composite Funds that invest in other types of securities including: stocks, a balance between stocks and bonds, income-generating securities, tax-exempt bonds, and U.S. government securities.


     Contact your investment Representative or the Distributor to request a prospectus for the Composite Funds that interest you.


     Exchanges are made at the prevailing NAV of the shares being exchanged. Any contingent deferred sales charge on the subsequent sale of Class B or Class S shares acquired by exchange will be based on the schedule applicable to the shares given in exchange. For purposes of calculating any contingent deferred sales charge, the length of time you have held your shares will date from your original purchase and will be unaffected by any exchanges (or any purchases of shares of Composite Funds in conection with the acquisition by the Composite Funds of the assets of another investment company). Shares exchanged from the Funds will be subject to the acquired Fund's sales charge unless the shares given in exchange were previously exchanged from a Composite Fund that imposes an initial or contingent deferred sales charge. Sales charges are fully explained in the applicable Composite Fund's prospectus.


     All exchanges are subject to the minimum investment requirements of the Composite Fund being acquired and to its availability for sale in your state of residence. The Funds reserve the right to refuse any order for the purchase of shares, including those by exchange. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the Funds and, consequently, may be disallowed.


HOW TO SELL SHARES


     You may redeem shares at any time. Requests received by 1:00 p.m. Pacific time will result in redemption of shares on the next business day. Several alternatives are available to you:


     DRAFTS. For withdrawals of $500 or more, you may write drafts that are similar to checks. This option is available for Class A shares and is selected by filling out the appropriate section of the account application or by contacting the Fund offices or your investment representative.


     TELEPHONE. You may authorize telephone transactions when you sign your Fund account application or by contacting the Fund offices or your investment representative.


     Provided you have pre-authorized these transactions, you may redeem or exchange shares by telephoning 1-800-543-8072. You may also request these transactions through your investment representative. Proceeds may be directed to a pre-authorized bank or brokerage account or to the address of record for the account.


     It may be difficult to reach the Trust offices by telephone during periods of unusual economic or market activity. Please be persistent if this occurs. The Transfer Agent is committed to extending its availability beyond regular 7 a.m. to 6 p.m. (Pacific time) customer service hours during such periods. Calls requesting telephone redemption or exchanges during periods of unusual market activity that are received after business hours will be recorded and returned in the order they were received.


     For protection, telephone instructions are verified. This is done by requesting personal shareholder information, providing written confirmation of telephone transactions at least monthly, and recording telephone instructions. The Transfer Agent may require a Letter of Authorization, other documents, or authorization from your Representative to initiate telephone redemptions of $25,000 or more that are not directed to your pre-authorized bank or brokerage account. If reasonable procedures are used, neither the Transfer Agent nor the Fund will be liable for following telephone instructions which they reasonably believe to be genuine. Shareholders assume the risk of any losses in such cases. However, the Transfer Agent or the Fund may be liable for any losses because of unauthorized or fraudulent telephone instructions if reasonable procedures are not followed.


     WRITTEN REQUEST. Redemptions also may be requested by writing the Trust offices. Written requests may require a signature guarantee, as discussed below, and the return of any outstanding share certificates. Changes in pre-authorized redemption instructions or your account registration also require signature guarantees. For your protection, the signature(s) must be guaranteed by an officer of a U.S. bank belonging to the Federal Reserve System, a member of the Stock Transfer Association Medallion Program, or a member of the National Association of Securities Dealers.


     PROMPT PAYMENT. Payment normally will be made on the next business day after the transaction, but no later than seven days after unless you recently purchased Fund shares by check. In that case, redemption proceeds may be delayed until the Transfer Agent is reasonably satisfied that the check has been collected. Generally this occurs within 14 days. Redemption proceeds will be sent by check or Automated Clearing House transfer to your bank account without charge. Wire redemption proceeds may be subject to a $10 fee. The receiving bank also may charge a fee.


     SYSTEMATIC WITHDRAWAL PLAN. Shareholders may choose to receive specific cash withdrawals on a periodic basis. A $5,000 minimum balance is required to establish a systematic withdrawal plan in a Fund account. Shares of the Fund will be redeemed to provide the requested payment. Naturally, withdrawals that continually exceed dividend income will eventually exhaust the account.

     Class B and Class S shareholders may use a systematic withdrawal plan to redeem up to 12% of the beginning balance annually without incurring a contingent deferred sales charge.


     OTHER CONSIDERATIONS. It is costly to maintain small accounts. Accordingly, an account may be closed after 90 days advance, written notice if the total account value falls below a minimum (currently $700 or, in the case of an IRA account, $500) when any transfer or redemption is made. Shares will be redeemed at the closing NAV on the day the account is closed. To prevent an account closure, investors may purchase shares to bring their account balance above the minimum during the 90-day grace period.


IRAs and other tax-sheltered retirement plans (Money Market Fund only)


     Money Market Fund shares may be appropriate for many retirement plans, including IRAs. Retirement plan contributions are tax-deductible in some cases, and earnings compound on a tax-deferred basis until withdrawn.


     From time to time, Composite Funds Distributor, Inc. or its affiliates may offer "IRA bonuses" on IRA rollovers and transfers to IRA accounts maintained by them. The Fund does not pay any portion of these bonuses. The products purchased through these rollovers and transfers may include the Composite Funds.

     Information about IRAs and other qualified retirement plans is available from the Fund offices or your investment representative.


CALCULATION OF YIELDS.


     From time to time, either Fund may advertise its yield and effective yield.


     YIELD. The "yield" refers to the income generated by an investment in the Fund over a seven-day period that is identified in the advertisement. The income is then annualized. That amount then is shown as a percentage of the total investment.


     EFFECTIVE YIELD. The "effective yield" is calculated similarly. However, when it is annualized, the income is assumed to be reinvested, and it will show growth from compounding. The effective yield will be higher than the yield because of this assumed compounding.


     TAX-EQUIVALENT YIELD. For the Tax-Exempt Money Market Fund, you may want to calculate the tax-equivalent yield. That will show you the yield you would need to receive from a taxable investment to reach the same earnings level as this Fund. Here is how to do that: First, subtract your income tax rate from 1.0. Second, divide the Tax-Exempt Fund's stated yield or effective yield by your answer to the first step. For example, to calculate a tax-equivalent yield at a 36% tax rate, divide the Fund's yield by .64.


     OTHER INFORMATION. Each Fund will include yields of each class of shares in any advertisement or promotional material presenting performance data for that portfolio. The Funds also may quote performance results from recognized services and publications which monitor the performance of mutual funds. Included, too, may be comparisons of their performance with various published historical indices.


     ALTERNATIVE SALES ARRANGEMENTS


     Each Fund offers four classes of shares which represent interests in the same portfolio of investments:


1) Class A shares are sold to investors who do not pay a sales charge at the time of purchase, but who pay ongoing service fees.

2) Class B shares are sold to investors who do not pay a sales charge at the time of purchase. Instead, but pay higher ongoing distribution and service fees than Class A shares for eight years. They also may be subject to a "contingent deferred sales charge" if redeemed within six years of purchase. Class B shares convert to class a shares after eight years.

3) Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios. Class I shares are sold without an initial or contingent deferred sales charge and pay no ongoing distribution fees.

4) Class S shares of the Funds are sold exclusively to investors who, at the time of such purchase already maintain a Class S account. Class S shares are sold without an initial sales charge, but pay higher ongoing distribution and service fees for eight years. They may also be subject to a contingent deferred sales charge if redeemed within six years of purchase. Class S shares convert to Class A shares after eight years.

     The net income attributable to , and the dividends payable to, shares that pay ongoing distribution and service fees will be lower because of the higher expenses. Likewise, NAVs and performance of the four classes may vary.

     Shares of the Funds may be exchanged for shares of the same class of other Composite Funds. In addition, Class B shares of a Composite Fund may be exchanged for Class S shares of a Composite Fund and Class S shares may be exchanged for Class B shares of [Sierra] Asset Management Portfolios. See "Exchanges for other Composite Funds" on Page [ ] in this Prospectus.

     Sales personnel of broker-dealers distributing the Funds' shares may receive differing compensation for selling or servicing different classes of shares.

     When purchasing shares, investors are encouraged to choose the class of shares that will be best for them. Factors to consider include the scope of investment advisory services sought, the purchase amount, the length of time shares are expected to be held, and other individual circumstances.





     To assist investors in making their choice, the table on Page [ ] provides examples of charges that apply to each class of shares. Normally, Class A shares will be Most beneficial to investors who qualify for reduced sales charges, as described below, and who do not wish to open a [SAM] account or purchase shares of [Sierra] Asset Management Portfolios.


     INVESTMENT IN FUNDS THROUGH A [SAM] ACCOUNT. In addition to the diversification among individual securities you receive by investing in a particular Fund, you may be able to further diversify risk by spreading your assets among several different Composite Funds that each have different risk and return characteristics. [SAM] is an active investment management service offered by [Sierra Investment Services Corporation ("Sierra Services")], the [SAM] investment adviser, that allocates your investments across a combination of either Class A or Class S shares of certain of the Composite Funds selected to meet long-term investment objectives as well as, in certain circumstances, current income objectives.


     [Sierra Services] has developed investment strategies for [SAM] accounts to meet the diverse financial needs of different investors. You can open a [SAM] account by meeting with one of the investment professionals of an authorized dealer who will review your situation and help you identify your long-term investment objectives. After using [SAM] criteria to determine your long-term objectives, you can choose one of several investment strategies. Based on your chosen strategy, your initial investment will be allocated among a number of the Composite Funds and the Class A or Class S shares of such Composite Funds. Depending on market conditions, [Sierra Services] from time to time (normally quarterly) reallocates the combination of Composite Funds or the amounts invested in the respective Class A or Class S shares of each to implement your [SAM] investment strategy. In addition, your [SAM] account will be periodically rebalanced to maintain your [SAM] strategy's current asset allocation mix, if and when the Composite Funds' performance unbalances the strategy's mix. You will pay [Sierra Services] a fee for the [SAM] account service that is in addition to and separate from the fees and expenses you will pay directly or indirectly as an investor in the Composite Funds.


     From time to time, one or more of the Composite Funds used for investment by the [SAM] accounts may experience relatively large investments or redemptions due to [SAM] Account allocations or rebalancings recommended by [Sierra Services]. These transactions will affect the Funds, since Funds that experience redemptions as a result of reallocations or rebalancings may have to sell portfolio securities and Funds that receive additional cash will have to invest it. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Adviser, representing the interests of the Funds, is committed to minimizing the impact of [SAM] account transactions on the Funds; [Sierra Services], representing the interest of the [SAM] accounts, is also committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objective of the [SAM] accounts. The Adviser and [Sierra Services] will nevertheless face conflicts in fulfilling their respective responsibilities because they are affiliates and employ some of the same professionals. The Adviser will monitor the impact of [SAM] account transactions on the Funds.

BUYING CLASS A SHARES


     The offering price for Class A shares is the NAV next calculated after receipt of a properly completed purchase order, plus an initial sales charge shown in the table below. Investors also may be entitled to reduced or waived sales charges as discussed following the table. The final column in the table indicates what dealers receive for selling Class A shares.


     NET ASSET VALUE PURCHASES. There is no initial sales charge on Class A purchases of $1 million or more but such shares may be subject to a contingent deferred sales charge of 1.00% or .50%, if redeemed during the first or second year after purchase, respectively.


     Qualified employee benefit plans (including SEPS and SIMPLES) that have more than 10 participants or that have more than $25,000 invested in those Composite Funds may purchase shares without an initial sales charge. However, a contingent deferred sales charge of 1% may be imposed on the amount that was invested through such a plan and that is redeemed (i) if, within the first two years after the plan's initial investment in the Funds, the named fiduciary of the plan withdraws the plan from investing in the Funds in a manner that causes all shares held by the plan's participants to be redeemed; or (ii) by a plan participant within two years of the plan participant's purchase of such Class A shares. The contingent deferred sales charge will be waived on redemptions in connection with certain involuntary distributions, including distributions arising out of the death or disability of a shareholder (including one who owns the shares as joint tenant).


     Class A shares may be purchased at net asset value, and in any amount, by officers, directors and employees of the Adviser or its affiliates, or companies which have entered into selling agreements with the Distributor, and to certain family members of such individuals. The purchase must be for investment purposes only and may not be resold other than through redemption by the Funds. The Funds may also offer their shares at net asset value [to investors who use the redemption proceeds from mutual funds outside the Composite Funds (excluding money market funds);] to certain retirement plans; and to brokers, dealers or registered investment advisers who have entered into arrangements with the Distributor providing specifically for the shares to be used in particular investment products made available to their clients for which they may charge a separate fee. The Distributor will pay authorized dealers commissions on certain net asset value purchases as described in the Statement of Additional Information.


     CONSULT AN INVESTMENT REPRESENTATIVE OR SEE THE STATEMENT OF ADDITIONAL INFORMATION IF YOU THINK YOU MAY QUALIFY FOR ANY OF THESE PURCHASE PLANS.


     YOU MUST NOTIFY THE FUNDS WHENEVER A REDUCED SALES CHARGE OR NET ASSET VALUE PURCHASE APPLIES TO ENSURE THAT YOU RECEIVE THE SALES CHARGE REDUCTION OR WAIVER.

BUYING CLASS B SHARES


     Class B shares are offered at the NAV next calculated after receipt of a properly completed purchase order without an initial sales charge. The entire amount of the purchase is invested in the Fund selected. However, Class B shares have higher distribution and service fees than Class A shares for eight years. Also, if Class B shares are redeemed within six years of purchase, a contingent deferred sales charge generally must be paid.

     Those charges and fees help make it possible for the Funds to sell Class B shares without sales charges at the time of purchase.

     The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing distribution services for Class B shares. Examples of such expenses include compensation to sales people and selected dealers. The Distributor currently pays authorized dealers commissions of 4.00% of the price of shares sold by them.


     CONTINGENT DEFERRED SALES CHARGE. Class B shares redeemed within six years of purchase are subject to a contingent deferred sales charge according to the following schedule. Class B shares purchased by exchange will be subject to a contingent deferred sales charge using the schedule of the Composite Fund into or from which the shares were exchanged that would result in the greatest contingent deferred sales charge applicable to such shares. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.


              YEAR OF                         CONTINGENT
            REDEMPTION                        DEFERRED
           AFTER PURCHASE                     SALES CHARGE
           --------------                     ------------
          First.............................    5.00%
          Second............................    4.00%
          Third.............................    3.00%

          Fourth..................................   3.00%
          Fifth...................................   2.00%
          Sixth...................................   1.00%
          Seventh.................................      0%
          Eight...................................      0%



     Class B shares purchased prior to December __, 1997, MAY BE subject to a different contingent deferred sales charge schedule which is shown in the Statement of Additional Information.

     The contingent deferred sales charge is calculated by applying the above percentages to whichever of the following is less:

1)   The NAV of the redeemed shares at the time they were purchased; or
2)   The NAV of the redeemed shares at the time of redemption.


     This means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. Accordingly, they will be redeemed in this order:

1)   Shares from reinvested dividends or capital gain distributions
2)   Shares from the earliest purchase

Here is an example:


     An investor purchases 100 Class B shares at $10 per share -- for a total cost of $1,000. In the second year after the purchase, the NAV has risen to $12 per share, and the investor has acquired 10 more shares through dividend reinvestment.


     At that time, the investor decides to make the first redemption. The transaction includes 50 shares at $12 per share -- for a total of $600.

     The first 10 shares to be redeemed will not be subject to any charge because of the 10 shares received from dividend reinvestment. See item 1) just above this example.

     As for the other 40 shares, the charge will be applied only to the original cost of $10 per share. The NAV increase of $2 per share will not be considered. As a result, $400 of the redemption proceeds (40 x $10) will be charged a rate of 4%, which is the second-year rate shown in the table above. The resulting sales charge will be 4% x $400, which will be $16.

     The contingent deferred sales charge may be waived for redemptions of Class B shares under these circumstances:

1) Following the death or disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
2) In connection with certain distributions from an IRA or other retirement plan, as described in the Statement of Additional Information;

3) According to the Fund's systematic withdrawal plan -- but limited to 12% annually of the value of the Fund account at the time the plan is established; or
4) As a result of the right of the Fund to liquidate a shareholder's account as described under "How to sell shares."

     REINVESTMENT. You may reinvest in Class B shares within 120 days of redemption and receive reimbursement credited to your account for any contingent deferred sales charge you previously paid. The reinvested shares will be subject to the holding period of the shares which were originally purchased. This holding period determines any contingent deferred sales charges on subsequent redemptions of the reinvested shares or their conversion to Class A shares as described in the following section.


     To make sure you receive waiver or reimbursement of contingent deferred sales charges, you must notify the fund whenever you are so entitled.


     CLASS B CONVERSION FEATURE. Class B shares that remain outstanding for eight years will convert to Class A shares of the same Fund. The basis for this will be the relative NAVs of the two classes at the time of conversion.

     Some investors buy shares at several different times and reinvest dividends and capital gains over an extended period. Each time a conversion takes place, a pro-rata portion of Class B shares acquired through the reinvestment of dividends and capital gain distributions also will convert to Class A shares.


     The conversion of Class B shares to Class A shares is subject to a favorable ruling from the Internal Revenue Service or the continuing availability of an opinion of legal counsel that such conversion will not be subject to federal income taxes. There cannot be any assurance that a ruling or opinion will be available. If they should not be available, the conversion of Class B shares to Class A shares would not occur and those shares would continue to be subject to higher expenses than Class A shares for an indefinite period. Class

B shares purchased prior to December, [   ] 1997, will generally convert to
Class A shares six years after they were initially purchased.


     Class B shares of the Funds, other than Class B shares purchased by exchange of Class B shares that, when originally purchased, were subject to a lower contingent deferred sales charge than that applicable to Class B shares of the Funds, may be exchanged for Class S shares of a Composite Fund if the investor has an existing [SAM] account or opens a [SAM] account and meets the investment minimum for such [SAM] account.


BUYING CLASS I SHARES


     Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios. Class I shares are sold at the net asset value next determined after receipt of a properly completed purchase order. For more information about [Sierra] Asset Management Portfolios, consult your investment representative or call the Distributor.


BUYING CLASS S SHARES.


     Class S shares are offered at the NAV next calculated after receipt of a properly completed purchase order without an initial sales charge. The entire amount of the purchase is invested in the Fund selected. However, Class S shares have higher distribution expenses than Class A shares for eight years. Also, if Class S shares are redeemed within six years of purchase, a contingent deferred sales charge generally must be paid.


     Those charges and fees help make it possible for the Funds to sell Class S shares without sales charges at the time of purchase.


     The proceeds from any contingent deferred sales charges are paid to the Distributor to defray expenses for providing distribution services for Class S shares. Examples of such expenses include compensation to sales people and selected dealers. [The Distributor currently pays authorized dealers commissions of 4.00% of the price of shares sold by them.]


     CONTINGENT DEFERRED SALES CHARGE. Class S shares redeemed within six years of purchase are subject to a contingent deferred sales charge according to the following schedule. Class S shares purchased by exchange will be subject to a contingent deferred sales charge using the schedule of any Composite Fund into or from which the shares were exchanged that would result in the highest contingent deferred sales charge. Shares purchased through reinvestment of dividends or capital gain distributions are not subject to a contingent deferred sales charge.

              YEAR OF                           CONTINGENT
            REDEMPTION                          DEFERRED
           AFTER PURCHASE                       SALES CHARGE
           --------------                       ------------
          First..............................   5.00%
          Second.............................   4.00%
          Third..............................   3.00%
          Fourth.............................   3.00%
          Fifth..............................   2.00%
          Sixth..............................   1.00%
          Seventh............................      0%
          Eighth.............................      0%


     The contingent deferred sales charge is calculated by applying the above percentages to whichever of the following is less:


1)   The NAV of the redeemed shares at the time they were purchased; or

2)   The NAV of the redeemed shares at the time of redemption.


     This means that no contingent deferred sales charge will be charged on any NAV increases above the initial purchase price. Shares are redeemed in the order that results in the lowest possible rate being charged. Accordingly, they will be redeemed in this order:


1)   Shares from reinvested dividends or capital gain distributions; then

2)   Shares from the earliest purchase.


     The contingent deferred sales charge may be waived for redemptions of Class S shares under these circumstances:


1) Following the death or disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;

2) In connection with certain distributions from an IRA or other retirement plan, as described in the Statement of Additional Information;

3) According to the Fund's systematic withdrawal plan -- but limited to 12% annually of the value of the Fund account at the time the plan is established; or

4) As a result of the right of the Fund to liquidate a shareholder's account as described under "How to sell shares."

     THE PORTFOLIO'S YIELDS ARE NOT FIXED, NOR IS THE PRINCIPAL GUARANTEED. ANNUALIZATION OF RATES SHOULD NOT BE INTERPRETED AS AN INDICATION OF THE PORTFOLIOS'S ACTUAL PERFORMANCE IN THE FUTURE. THE PORTFOLIO DOES NOT INTEND ANY SUCH REPRESENTATION.

REPORTS TO SHAREHOLDERS

     Shareholders receive semiannual and annual reports. The financial statements included in the annual reports are audited by independent accountants.


    Shareholders whose accounts are directly with the Funds also receive statements at least quarterly. These statements show account transactions, the total number of shares owned, and any dividends or distributions paid. Shareholders also receive written confirmation at least once a month reflecting each transaction which is not a dividend reinvestment, systematic investment program purchase, or systematic withdrawal plan redemption.

WE'RE HERE TO HELP YOU


     Any inquiries you may have about these Funds or your account should be directed to the Funds at the address or telephone number on the front page and back cover of this Prospectus. We will be glad to answer your questions.

FOR FURTHER INFORMATION, PLEASE CONTACT:

FUND OFFICES

601 WEST Main Avenue, Suite 300

Spokane, Washington 99201-0613
Phone: (509) 353-3550

1-800-543-8072

ADVISER
Composite Research & Management Co.
1201 Third Avenue, Suite 1400

Seattle, Washington  98101-3015

DISTRIBUTOR

Composite Funds Distributors, Inc.
1201 Third Avenue, Suite 780
Seattle, Washington  98101

TRANSFER AGENT

Murphey Favre Securities Services, Inc.
601 West Main Avenue, Suite 300
Spokane, Washington  99201

CUSTODIAN
Investors Fiduciary Trust Company
127 W. 10th Street

Kansas City, MISSOURI  64105-1716

INDEPENDENT PUBLIC ACCOUNTANTS
LeMaster & Daniels PLLC
601 W. Riverside Avenue, Suite 800

Spokane, WASHINGTON  99201-0614

COUNSEL
Paine, Hamblen, Coffin, Brooke & Miller LLP
717 W. Sprague Avenue, Suite 1200

Spokane, WASHINGTON  99204-0464


BOARD OF TRUSTEES
Wayne L. Attwood, M.D.
Kristianne Blake
Anne V. Farrell

Michael K. Murphy
William G. Papesh
Daniel L. Pavelich
Jay Rockey
Richard C. Yancey

                                   COMPOSITE
                                     MONEY
                                     MARKET
                                     FUNDS

                                 MONEY MARKET
                                     FUND

                                  TAX-EXEMPT
                                 MONEY MARKET
                                     FUND

                                  PROSPECTUS


                                  DECEMBER  ,

                                     1997

                                    [LOGO]
                                   COMPOSITE
                                GROUP OF FUNDS

                                 STATEMENT OF
                                  ADDITIONAL
                                  INFORMATION

                            DECEMBER __, 1997


                       COMPOSITE EQUITY FUNDS, SERIES OF
                       THE COMPOSITE FUNDS (THE "TRUST")
                              601 W. Main Avenue
                                   Suite 300
                            Spokane, WA 99201-0613
                            Telephone: 509-353-3550
                           Toll free:  800-543-8072


COMPOSITE BOND & STOCK FUND ("Bond & Stock") is designed to provide both income and long-term growth. The Fund has three objectives: (1) continuity of income;
(2) conservation of principal; and (3) long-term growth of both income and principal. On behalf of these objectives, the Fund invests in bonds, preferred stocks, common stocks, and convertible bonds.

COMPOSITE GROWTH & INCOME FUND ("Growth & Income") is designed to provide growth through careful investing in a diversified pool of common stocks and other securities. The Fund's objective is long-term capital growth, with current income a secondary consideration.


COMPOSITE NORTHWEST FUND ("Northwest") is designed to provide long-term growth of capital by investing in common stocks selected from companies doing business or located in the Northwest (Alaska, Idaho, Montana, Oregon and Washington).


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus (the "Prospectus") of Bond & Stock, Growth & Income and Northwest (the "Funds") dated December __, 1997, which can be obtained without charge by contacting the Funds at the above address.

TABLE OF CONTENTS


                                    Page                                     Page
                                    ----                                     ----
The Funds and Their Management                 Investment Practices
Distribution Services                          Investment Restrictions
How Shares Are Valued                          Performance Information
How Shares Can Be Purchased                    Brokerage Allocations &
Redemption of Shares                           Portfolio Transactions
Exchange Privilege                             General Information
Services Provided by the Funds                 Financial Statements and
Tax-Sheltered Retirement Plans                 Reports
Dividends, Capital Gain                        Appendix A
Distributions and Taxes                        Appendix B

THE FUNDS AND THEIR MANAGEMENT
THE INVESTMENT ADVISER


As discussed under "Who We Are" in the Prospectus, the Funds are managed and investment decisions are made under the supervision of Composite Research & Management Co. (the "Adviser"). Decisions to buy, sell, or hold a particular security are made by an investment team of the Adviser, approved by an investment committee of the Adviser, subject to the control and final direction of the Board of Trustees.


Composite Research & Management Co. is Adviser for the five investment companies (currently 36 separate portfolios) in the "Composite funds," namely: The Composite Funds, Consisting of Composite Bond & Stock Fund, Composite Growth & Income Fund, Composite Income Fund, Composite Tax-Exempt Bond Fund, Composite Money Market Fund, Composite Tax-Exempt Money Market Fund, Composite U.S. Government Securities Fund and Composite Northwest Fund; The [Sierra] Trust Funds, consisting of Short Term High Quality Bond Fund, Growth Fund, Emerging Growth Fund, International Growth Fund, California Municipal Fund, California Insured Intermediate Municipal Fund, California Money Fund, Florida Insured Municipal Fund and Target maturity 2002 fund; [sierra] prime income fund; and [Sierra] Asset Management Portfolios, consisting of CApital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio. In addition, the Advisor serves as investment adviser of [Sierra] Variable Trust, consisting of Global Money Fund, Short Term High Quality Bond Fund, U.S. Governmental Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund, International Growth Fund, Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio. The Adviser also provides investment advice to institutional clients.
INVESTMENT MANAGEMENT SERVICES


Management fees and services performed by the Adviser are discussed under "The Cost of Good Management" in the Prospectus. The Investment Management Agreements (the "Agreements") between each Fund and the Adviser to furnish suitable office space, research, statistical and investment management services to each Fund were approved by shareholders. These Agreements continue in effect from year-to-year provided their continuation is specifically approved at least annually by the Board of Trustees (including a majority of the Trustees who are not parties to, or "interested persons," as defined in the Investment Company Act of 1940, of parties to, the Agreements) by votes cast in person at a meeting called for the purpose of voting on such approval; or by vote of a majority of the outstanding shares of each Fund. The Agreements can be terminated by either party on sixty (60) days' notice, without penalty, and each provides for automatic termination upon its assignment.

Under the provisions of the Investment Company Act of 1940 and as used elsewhere in the Prospectus and this Statement of Additional Information, the phrase
"vote of the majority of the outstanding shares of the Fund" means the vote at any meeting of shareholders of (a) 67% or more of the shares present at such meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares, whichever is less.

BOND & STOCK AND GROWTH & INCOME


In payment for its services, the Adviser receives a monthly fee equal to .625% per annum of the first $250 million of the average daily net assets of each Fund and .50% of such assets in excess of $250 million. Bond & Stock paid fees of $__________, $1,555,733 and $1,230,409 for the fiscal years ended October 31,
1997, 1996 and 1995, respectively. Growth & Income paid fees of $_______, $1,065,507 and $738,064, respectively, to the Adviser during the fiscal years ended October 31, 1997, 1996 and 1995.

NORTHWEST


In payment for its services, the Adviser receives a monthly fee equal to .625% per annum of the first $500 million of the average daily net assets of the Fund,
 .50% of such assets in excess of $500 million but less than $1 billion and .375% of such assets in excess of $1 billion. Fees paid to the Adviser, before expense reimbursements, during the fiscal years ended October 31, 1997, 1996 and 1995 amounted to $______, $1,123,204 AND $973,877, respectively. The Adviser has agreed that should the expenses of the Fund (excluding taxes, interest, portfolio brokerage and the .75% Class B share distribution fees) exceed in any fiscal year 1.50% of the average net assets of the Fund up to $30 million and 1% of average net assets over $30 million, it will reimburse the Fund for such excess.


The Agreements provide that the advisory fees paid to the Adviser by each Fund will be based solely on the individual assets of that Fund. Under the terms of the Agreements, each Fund is required to pay fees of Trustees not employed by the Adviser or its affiliates, custodial expenses; brokerage fees, taxes, auditing and legal expenses, costs of issue, transfer, registration or redemption of shares for sale, costs relating to disbursement of dividends, shareholder meetings, shareholder reports and the maintenance of its shareholder existence.


Investment decisions for each Fund are made independently of those for other funds in the Composite Funds. However, the Adviser may determine that the same security is suitable for more than one of the Composite Funds. If more than one of the funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. In other cases, however, it is believed that the ability to participate in volume transactions may provide better executions for each Fund. It is the opinion of the Board of Trustees that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from participation in simultaneous transactions.


The Funds have adopted a code of ethics that is intended to prevent access persons from conducting personal securities transactions that interfere with Fund portfolio transactions or otherwise take unfair advantage of their relationship to the Funds. In general, the personal securities transactions of individuals with access to information regarding Fund portfolio transactions must be pre-cleared by the Adviser's Compliance Officer and must not occur when similar transactions are contemplated by a Fund.

GLASS-STEAGALL

The Glass-Steagall Act, among other things, generally prohibits member banks of the Federal Reserve System from engaging to any extent in the business of issuing, underwriting, selling or distributing securities and generally prohibits management interlocks and affiliations between member banks and companies engaged in certain activities. In a Statement of Policy dated September 1, 1982, the Federal Deposit Insurance Corporation concluded that the investment restrictions of the Glass-Steagall Act do not apply to banks or their affiliates if the banks are not members of the Federal Reserve System. Washington Mutual Bank is not a member bank. The Adviser has advised the Funds that, in its view, the Glass-Steagall Act does not prohibit the activities of the Adviser and that it may perform the services for the Funds contemplated by the Investment Management Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations.


Trustees and Officers of the Funds


The Board of Trustees is elected by the shareholders of the Trust, including the Funds. Interim vacancies may be filled by the current Trustees so long as at least two-thirds were previously elected by shareholders. The board has responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The Trustees, in turn, elect the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers hold identical positions with each of the Composite Funds. Trustees and officers of the Trust and their business experience for the past five years are set forth below. Unless otherwise noted, the address of each officer is 601 W. Main Avenue, Suite 801, Spokane, Washington 99201-0613.

WAYNE L. ATTWOOD, MD

 Trustee
 2931 S. Howard
 Spokane, Washington 99203

Dr. Attwood is a retired doctor of internal medicine and gastroenterology in Spokane, Washington.

KRISTIANNE BLAKE

 Trustee
 705 W. 7th, Suite D
 Spokane, Washington 99204

Mrs. Blake is president of Kristianne Gates Blake, PS, an accounting services firm specializing in personal financial planning and tax planning.

*ANNE V. FARRELL

 Trustee
 425 Pike Street, Suite 510
 Seattle, Washington 98101

Mrs. Farrell is president and CEO of The Seattle Foundation (a charitable foundation). In addition, she serves as a director of Washington Mutual, Inc.

* MICHAEL K. MURPHY

 Trustee
 PO Box 3366
 Spokane, Washington 99220-3366

Mr. Murphy is Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-Mix Concrete Company). In addition, he serves as a director of Washington Mutual, Inc.

*WILLIAM G. PAPESH

 President and Trustee


Mr. Papesh is president and a director of the Adviser and Transfer Agent, and an executive vice president and a director of Composite Funds Distributor, Inc. (the "Distributor").

DANIEL L. PAVELICH

 Trustee
 Two Prudential Plaza
 180 North Stetson Avenue, Suite 4300
 Chicago, Illinois 60601

Mr. Pavelich is Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm.

JAY ROCKEY

 Trustee
 2121 - Fifth Avenue
 Seattle, Washington 98121

Mr. Rockey is Chairman and CEO of The Rockey Company (a regional public relations firm).

RICHARD C. YANCEY

 Trustee
 535 Madison Avenue
 New York, New York 10022

Mr. Yancey is senior advisor to Dillon, Read & Co., Inc. (a registered broker-dealer and investment banking firm), New York, New York.


*These Trustees are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 because they are affiliated persons of the Funds, the Adviser, or the Distributor.

GENE G. BRANSON
 Vice President
 Suite 780
 1201 Third Avenue
 Seattle, Washington 98101


Mr. Branson is a senior vice president and director of the Distributor and Murphey Favre Securities Services, Inc. (the "Transfer Agent") and a vice president and director of the Adviser.

MONTE D. CALVIN, CPA
 Vice President and Treasurer

Mr. Calvin is executive vice president of the Transfer Agent and serves as chief financial officer of the Funds.

CASSIE L. FOWLER, CPA
 Assistant Secretary

Ms. Fowler is an employee of the Transfer Agent.

JEFFREY L. LUNZER, CPA
 Assistant Treasurer

Mr. Lunzer is a vice president of the Transfer Agent.

CONNIE M. LYONS
 Assistant Secretary

Ms. Lyons is an employee of the Transfer Agent.

DOUGLAS D. SPRINGER
 Vice President
 Suite 780
 1201 Third Avenue
 Seattle, Washington 98101

Mr. Springer is president and a director of the Distributor and a director of the Adviser and the Transfer Agent.

JOHN T. WEST, CPA

  Clerk

Mr. West is a vice president of the Transfer Agent.


The Trust paid no remuneration to any of its officers, including Mr. Papesh , during the fiscal year ended October 31, 1997. The Trust paid Trustees' fees during the fiscal year ended October 31, 1997, in the amounts indicated below:


                        BOND &  GROWTH &             TOTAL
 TRUSTEE                STOCK   INCOME    NORTHWEST  COMPLEX (1)
 -------                ------  --------  ---------  ----------
Wayne L. Attwood, MD    _____    _____      _____      _____

Kristianne Blake        _____    _____      _____      _____

Edwin J. McWilliams     _____    _____      _____      _____

Jay Rockey (2)          _____    _____      _____      _____

Richard C. Yancey       _____    _____      _____      _____



(1) Each Trustee serves in the same capacity for each Fund for the other Composite Funds (five companies) comprising 36 individual investment portfolios.


(2) Mr. Rockey is Chairman and CEO of the Rockey Company, a public relations firm which has received revenue from the Funds and Washington Mutual, Inc., parent company of the Adviser , Distributor and Transfer Agent, during the 1996 fiscal year.


As of [October 31], 1997, officers, Trustees and their immediate families as a group owned of record and beneficially less than 1% of the outstanding shares of each Fund. The Retirement Savings and Investment Plan of Washington Mutual, Inc. owned of record _____ shares of Bond & Stock, _____ shares of Growth & Income, and _____ shares of Northwest for the benefit of plan participants. These shares amounted to __%, __% and __%, respectively, of each Fund's outstanding shares. The Retirement Savings and Investment Plan retains voting rights to these shares.


Kristianne Blake, *Anne V. Farrell, *Michael K. Murphy, and Daniel L. Pavelich serve as members of the Board's audit committee. The committee meets periodically with each Fund's independent accountants and officers to review accounting principles used by each Fund and the adequacy of the Fund's internal controls.


The investment committee performs interim functions for the Board of Trustees, including dividend declaration and portfolio pricing matters. Members are *Anne
V. Farrell, *Michael K. Murphy, and Richard C. Yancey.


The valuation committee is comprised of any two Trustees or officers of the Trust and one or more portfolio managers, as designated by the Trusts' chairman, president or vice president/treasurer. The committee is called upon to value any security held by the Funds whenever the security cannot otherwise be valued under the Trust's guidelines for valuation.


Responsibilities of the Board's nominating committee include preparing for and recommending replacements for any vacancies in Trustees' positions, and initial review of policy issues regarding the size, composition, and compensation of the Board. Members of the nominating committee are Wayne L. Attwood, MD, Daniel L. Pavelich, and Jay Rockey.

The Board's distribution committee is responsible for reviewing distribution activities and 12b-1 expenditures to determine that there is a reasonable likelihood the 12b-1 plan will benefit each Fund and its shareholders. The committee meets at least annually and is responsible for making recommendations to the board regarding renewal or changes to the distribution plan. Committee members are Wayne L. Attwood, MD, Kristianne Blake, Jay Rockey, and Richard C. Yancey.


*These Trustees are considered "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Trust, the Adviser, or THE Distributor.

DISTRIBUTION SERVICES

12B-1 PLAN


As discussed in the Prospectus under "The Cost of Good Management," the Trustees have approved a plan for Class A, Class B and Class S shares of each Fund (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, according to a plan adopted by the Board of Trustees.


Under the existing Plan, the Fund may reimburse the Distributor for Class A shareholder servicing expenses, including the cost of printing and distributing prospectuses (to other than current shareholders), statements of additional information and other promotional and sales literature, compensation to sales personnel for their services, and reimbursement to the Distributor for the direct and indirect cost of furnishing services of its personnel to assist in the entire shareholder servicing process but excluding general and administrative expenses.


The maximum annual reimbursement allowed by the existing Plan and authorized by the Trustees for such Class A Shareholder servicing expenses may not exceed .25% of the average daily net assets attributable to Class A shares. Shareholder servicing activities for Fund may benefit other composite Funds. Bond & Stock, Growth & Income and Northwest reimbursed the Distributor in the amounts of $_____, $_____ and $_____, respectively, for distribution expenses incurred on behalf of Class A shares during fiscal 1997.


During fiscal years 1996 and 1995, Bond & Stock reimbursed the Distributor $394,279 and $356,379, respectively; Growth & Income reimbursed the Distributor $265,579 and $203,566, respectively; and Northwest reimbursed the Distributor $360,642 and $279,851, respectively for shareholder servicing expenses related to Class A shares.


It is currently expected that, subject to shareholder approval, the Plan will be amended to provide that each Fund will compensate the Distributor with a service fee at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares.

Because the distribution fee for Class B shares, the distribution fee for Class S shares and distribution fee under the proposed distribution plan for Class A shares are not tied directly to the Distributor's expenses, the amount of compensation may be more or less than its actual expenses. For this reason, those plans are characterized by the staff of the Securities and Exchange Commission as being "compensation" plans -- in contrast to the existing Class A "reimbursement" plan. The Funds are not liable for any expenses incurred by the Distributor in excess of the amount of compensation it receives.

Under the plan, each Fund compensates the Distributor with a distribution fee at an annual rate of .75% of the Fund's average daily net assets attributable to Class B and Class S shares and a service fee at an annual rate of .25% of such assets. During fiscal years 1997, 1996 and 1995, Bond & Stock compensated the Distributor in the amounts of $_______, $148,688 and $46,435, respectively; Growth & Income compensated the Distributor in the amounts of $________, $151,222 and $49,988, respectively; and Northwest compensated the Distributor in the amounts of $________, $106,606 and $49,126, respectively, for distribution expenses related to Class B shares.


The Distributor pays dealers an amount equal to an annual rate of .25% of total net assets of all accounts, of Class A, Class B and Class S Shares, serviced by their representatives.


Under the Plan, the Distributor will report at least quarterly to the Board of Trustees the amounts and purposes of all distribution expense payments. During the continuance of the Plan, as required by Rule 12b-1, the selection and nomination of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of any Fund will be at the discretion of such disinterested Trustees then in office.


The Plan has been approved unanimously by the Trustees including a majority of the disinterested Trustees who have no direct or indirect interest in the Plan. The Plan will remain in effect for one year, may be terminated at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund and may be renewed from year to year thereafter only if approved by a vote of disinterested Trustees. In approving the Plan and submitting it to shareholders, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. All material amendments to the Plan must be approved by a vote of the Board of Trustees including the disinterested Trustees, and by shareholders. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans.

DISTRIBUTOR


The Distributor purchases shares of each Fund in a continuous offering to fill orders placed with it by investors and investment dealers. It purchases shares at net asset value and resells shares at the offering price in accordance with terms of the Distribution Contract with the Trust. The offering price may include a sales charge as discussed in the Prospectus under "How to buy shares." Each Fund receives the entire net asset value of all of its shares sold. The Distributor or designated dealer retains their appropriate portion of the initial sales charge. The Distributor pays sales commissions to dealers from its own resources for Class B and Class S sales and retains contingent deferred sales charge payments. The Distributor acts in a similar capacity for all other Composite Funds.

The Distributor may compensate its sales people or selected dealers for shares sold without a sales charge according to various Class A "Net Asset Value Purchase" provisions. The compensation is based on a percentage of the net asset value of the shares sold.


During the 1997, 1996 and 1995 fiscal years, the Distributor received $______, $1,064,004 and $471,479, respectively, for the sale of Bond & Stock Class A shares. The Distributor retained $______, $1,047,926 and $471,445, respectively, for the same time periods, with the balance paid to dealers for their sales of Bond & Stock Class A shares.


During the 1997, 1996 and 1995 fiscal years, the Distributor received $_______, $586,437 and $384,766, respectively, for the sale of Growth & Income Class A shares. The Distributor retained $_______, $563,398 and $384,647, respectively, for the same time periods, with the balance paid to dealers for their sales of Growth & Income Class A shares.


During the fiscal years 1997, 1996 and 1995, the Distributor received $______, $517,022 and $348,729, respectively for the sale of Northwest Class A shares. The Distributor retained $465,694, $337,189 and $386,198, respectively, for the same time periods, with the balance paid to dealers for their sales of Northwest Class A shares.


The Distributor has not received any earnings or profits from the redemption of Class A shares. During the fiscal year ended October 31, 1997, the Distributor received contingent deferred sales charge payments of $________, $28,776 and $24,626 upon redemption of Class B shares of Bond & Stock, Growth & Income, and Northwest, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.


No Class I or Class S shares of the Funds were outstanding prior to October 31, 1997.

The Funds bear the cost of registering their shares with federal and state securities commissions and printing prospectuses and statements of additional information used for its shareholders. The Distributor pays for information intended for potential shareholders but may be reimbursed by the Funds under the Distribution Plan for such expenses applicable to Class A shares.

TRANSFER AGENT


The Transfer Agent furnishes necessary personnel and other transfer agent services required by each Fund. The Shareholders Service Contract for each Fund was originally approved by shareholders.


During the 1997, 1996 AND 1995 fiscal years, Bond & Stock paid $______, $222,913 and $194,112, respectively, for these services. During the 1997, 1996 and 1995 fiscal years, Growth & Income paid $_______, $193,784 and $142,648, respectively. During the 1997,

1996 and 1995 fiscal years, Northwest paid $______, $320,799 and $292,144, respectively, for these services.


At the date of this Statement of Additional Information, the monthly shareholder servicing fee was [$1.35] per Class A account [$1.45] per Class B account, [$_____] for each Class I account and [$_____] for each Class S account in each Fund. All requests for transfer of shares should be directed to the Funds or to the Transfer Agent.

HOW SHARES ARE VALUED


Investment securities are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Trustees.


HOW SHARES CAN BE PURCHASED


Information concerning the purchase of shares is discussed under "How to Buy Shares" in the Prospectus. Shares of each class of each Fund are sold in a continuous offering and may be purchased from the Distributor or a designated dealer at the public offering price the public offering prize which is the net asset value per share next determined after receipt of a properly completed purchase order, plus, in the case of Class A shares, an initial sales charge which is a percentage of the public offering price and varies as shown in the Prospectus. The Distributor or designated dealer retains their appropriate portion of the initial sales charge.


Class B shares are sold without an initial sales charge but are subject to higher ongoing distribution and service fees and may be subject to a contingent deferred sales charge if redeemed within six years of purchase. The current contingent deferred sales charge schedule is shown in the Prospectus. Class B shares purchased prior to December __, 1997 are subject to a contingent deferred sales charge of 4% if redeemed in the first year after purchase, 3% if redeemed in the second year, 2% if redeemed in the third year, 1% in the fourth year and 0% after the fourth year. Class B shares purchased prior to January 15, 1996 are subject to a contingent deferred sales charge of 3% if redeemed the first or second year after purchase, 2% in the third or fourth year, 1% in the fifth year and 0% after fifth year. (See Appendix A for a specimen price-make-up sheet.)

Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios.

Class S shares are sold exclusively to investors who open [SAM] accounts. Class S shares are sold without an initial sales charge but are subject to higher ongoing distribution and service fees and may be subject to a contingent sales charge if redeemed within six years of purchase. The current contingent deferred sales charge is shown in the Prospectus.


The minimum initial investment for each Fund is currently $1,000 ($500 in IRA accounts), and additional investments should be at least $50 (unless the transaction is via a systematic investment program where the initial and additional monthly investments must be at least $50). Investments made by an agent or fiduciary (such as a bank trust department, investment adviser, broker, or employee benefit or retirement plan), pursuant to a periodic investment plan, may have the minimum purchase requirements on initial and subsequent investments waived.


Shareholders who have redeemed Class A shares initially subject to a sales charge may reinvest their redemption proceeds in Class A shares of any Composite Fund at net asset value provided that reinvestment is effected within 120 days of the redemption. Contingent deferred sales charges assessed on any redemption may be reimbursed if such proceeds are reinvested in shares of the same class within 120 days. The shareholder is responsible for notifying the Transfer Agent of such reinvestments. If a loss is realized on the redemption of Fund shares, the reinvestment may be subject to the "wash sale" rule, resulting in a disallowance of such loss for federal income tax purposes.


Class A shares may be sold at net asset value and in any amount to current and retired directors, officers and employees of Washington Mutual, Inc., its affiliates (including the Adviser, the Distributor and the Transfer Agent), and their children, step-children, grandchildren, step-grandchildren and parents, as well as to any trust, pension, profit-sharing or other benefit plan for such persons. The foregoing privilege is also extended to directors, officers and employees of other companies which enter into selling arrangements with the Distributor. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption by the Fund.


Each Fund may also issue Class A shares at net asset value in connection with the acquisition of assets, merger or consolidation with, another investment company, or to shareholders in connection with reinvestment of income dividends and capital gain distributions. Qualified employee benefit plans (including SEPs and SIMPLEs) that have more than 10 participants or that have more than $25,000 invested in those Composite Funds offered with an initial or contingent deferred sales charge are also entitled to buy Class A shares without a sales charge. Individual retirement accounts that are not part of an employee benefit plan are ineligible for this privilege. [In addition, shareholders of mutual funds (other than money market funds), may redeem those shares and use their sale proceeds to purchase Class A shares of a Composite Fund at net asset value provided the proceeds are reinvested within 90 days of such sale and proof of the sale is provided.]

The Distributor may enter into arrangements with brokers, dealers or registered investment advisers to sell Class A shares at net asset value for use in particular investment products made available to their clients. The other parties may charge their clients a fee for these products.

PURCHASE PLANS

CUMULATIVE DISCOUNTS: The initial sales charges on Class A shares are applicable to purchases made at one time by a "purchaser" who may be one of the following: an individual, and/or the individual's spouse, and/or children (including step-children) under age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; or any other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be identified as originating from a qualifying "purchaser." Upon such notification, the investor will receive the lowest applicable sales charge. Discounts may be modified or terminated at anytime.


Each Fund's Class A shares may also be purchased at the reduced sales charge based on shares currently owned by the investor (excluding [Class A] shares of Composite Cash Management Company Money Market Fund, Composite Cash Management Company Tax-Exempt Fund and California Money Fund (a series of The [Sierra] Trust Funds), unless exchanged from another Composite Fund). The sales charge reduction is determined by adding the value of all Composite Fund Class A shares (at maximum offering price) and Class B shares (at net asset value) to the amount of the Fund's shares being purchased.


LETTER OF INTENT: This Letter provides for a price adjustment depending upon the actual amount purchased within a 13-month period. If total investments under the Letter exceed the intended amount and thereby qualify for a lower initial sales charge, a retroactive price adjustment is made and the difference is used to purchase additional shares. A shareholder may include the value of all of Class A shares (at maximum offering price) and Class B shares (at net asset value) held by such shareholder in Composite Funds (excluding Composite Cash Management Company Money Market Fund, Composite Cash Management Company Tax-Exempt Fund and California Money Fund (a series of The [Sierra] Trust Funds), unless exchanged from another Composite Fund) that were held on the effective date of the Letter of Intent as an "accumulation credit" toward completion of the Letter.

The Letter of Intent, which imposes no obligation to purchase or sell additional shares, provides that 5% of the amount of the intended purchase will be held in escrow (in the form of shares) pending completion of the Letter.

CERTIFICATES

Ordinarily certificates for shares purchased will not be issued unless requested by the investor. There is no charge for such issuance.

REDEMPTION OF SHARES

When the Fund or Transfer Agent receives: 1) a written request in proper form, for redemption of shares, and 2) the return of any issued certificates for shares being redeemed, a check for payment of shares will normally be sent the next business day, and no later than seven business days, except as indicated below. If the account is pre-authorized for telephone transfer, payment may be made to a designated bank account or broker, providing such accounts are identically registered. Telephone redemptions may also be directed to the shareholder's address of record. No wire fee will be charged for transfers to Washington Mutual Bank[, Great Western] or Seafirst Bank. There is a $10.00 transmittal wire fee (which is subject to change) to wire to all other banks. This fee will be subtracted from the account balance prior to making the transfer. You should be aware that certain banks also charge a receiving wire fee which is beyond the control of the Transfer Agent.

If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority must be submitted before the request will be accepted.


Shares tendered for redemption will be redeemed at the net asset value next determined less any applicable contingent deferred sales charge as described in the Prospectus under "How to Buy Shares." The amount received may be more or less than the cost of the shares, depending on fluctuations in the market value of securities owned by the Fund. If the shares have been purchased recently, this redemption payment may be delayed until the Fund verifies that the instrument used in the purchase (e.g., a check) has been collected, which may take up to 14 days.


As discussed in the Prospectus, the [Class A,] Class B[, and Class S] contingent deferred sales charge may be waived under certain circumstances. In addition to the specific cases outlined in the Prospectus, the charge may be waived for any total or partial redemption in connection with a lump-sum or other distribution from an Individual Retirement Account ("IRA"), a custodial account maintained pursuant to section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("IRC") or a qualified pension or profit sharing plan ("Retirement Plans") following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to IRC section 403(b)(7), after attaining age 59 1/2. The charge also may be waived on any redemption which results from a tax-free return of an excess contribution pursuant to section 408(d)(4) or (5) of the IRC, the return of excess deferral amounts pursuant to IRC section 401(k)(8) or 402(g)(2), or from the death or disability of the employee. In summary, the CDSC may be waived on redemptions of shares which constitute Retirement Plan distributions which are permitted to be made without penalty pursuant to the IRC, other than tax-free rollovers or transfers of assets.

EXCHANGE PRIVILEGE


Shareholders may exchange shares of each Fund for the same class of shares in any other Composite Fund. In addition, Class B shares may be exchanged for Class S shares, and Class S shares may be exchanged for Class B shares of [Sierra] Asset Management Portfolios. A brief discussion of such privileges is in the Prospectus under "Exchanges for other Composite Funds." Exchanges will be made at the respective net asset values in effect on the date of such exchange. Shares previously subject to a sales charge may be exchanged without incurring any additional initial or contingent deferred sales charge. Any gains or losses realized on an exchange should be recognized for federal income tax purposes, as required. This privilege is not an option or right to purchase securities but is a revocable privilege permitted under the present policies of each of the Funds. This privilege is not available in any state or other jurisdiction where the shares of the Fund into which the transfer is to be made are not available for sale, or when the value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus. Each Fund reserves the right to terminate or end the privilege of any shareholder who attempts to use the privilege to take advantage of short-term swings in the market.


An investor may exchange some or all of his shares in a Fund for the same class of any other Composite Fund. These currently include:


COMPOSITE FUNDS

I. Composite Bond & Stock Fund: primary objective is continuity of income and conservation of capital with long-term growth a secondary objective.

II. Composite Growth & Income Fund: primary objective is long-term growth of principal with current income a secondary objective.

III. Composite Northwest Fund: designed to provide long-term growth of capital by investing in a broadly diversified portfolio of common stocks selected from companies located or doing business in the Northwest.


IV. Composite U.S. Government Securities Fund: primary objective is to provide a high level of current income, consistent with safety and liquidity, by investing in U.S. government-backed securities.


V. Composite Income Fund: primary objective is current income with preservation of principal a secondary consideration.


VI. Composite Tax-Exempt Bond Fund: primary objective is as high a level of current income exempt from federal income taxes as is consistent with prudent investment risk and protection of capital. (Not allowed in IRAs)


VII. Composite Money Market Fund: invests in high grades of money market instruments for maximum current income, while preserving capital and allowing liquidity.

VIII. Composite Tax-Exempt Money Market Fund: invests in high-quality, short-term municipal obligations for maximum current income exempt from federal income tax while preserving capital and allowing liquidity. (Not allowed in IRAs)

IX. Sierra Asset Management ("SAM") Accounts: an active investment management service offered by Sierra Investment Services Corporation ("Sierra Services") that allocates SAM Account investments across a combination of either Class A or Class S shares of the Funds selected to meet long-term investment objectives as well as, in certain circumstances, current income objectives.


 X. Sierra Prime Income Fund ("SPIF"): primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund will seek to achieve its objective by investing in a professionally managed portfolio of interests in floating or variable rate senior loans made primarily to U.S. corporations, partnerships and other entities.


XI. Sierra Short Term High Quality Bond: designed to provide as high a level of current income as is consistent with prudent investment management and stability of principal.


XII. Sierra Growth Fund: primary objective is long-term capital appreciation through investing primarily in common stock of U.S., multinational and foreign companies of all sizes that offer potential for growth.


XIII. Sierra Emerging Growth Fund: designed for long-term capital appreciation by investing primarily in equity securities.


XIV. Sierra International Growth Fund: designed for long-term capital appreciation by investing primarily in equity securities of foreign issuers.


XV. Sierra California Municipal Fund: primary objective is to provide as high a level of current income that is excluded from gross income for federal income tax purposes and is exempt from California state personal income tax as is consistent with prudent investment management and preservation of capital.


XVI. Sierra California Insured Intermediate Municipal Fund: designed to provide California investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital.


XVII. Sierra California Money Fund: designed to maximize current income that is excluded from gross income for federal tax purposes and is exempt from California State personal income taxation, consistent with safety of principal and maintenance of liquidity.


XVIII Sierra Florida Insured Municipal Fund: primary objective is to seek as high a level of current income, exempt from federal income tax, as is consistent with the prudent investment management and preservation of capital, and to offer shareholders the opportunity to own shares the value of which is exempt from Florida intangible personal property tax.


XIX. Sierra Target Maturity 2002 Fund: designed to provide as high a level of return by December 31, 2002 as is consistent with preservation of capital at the end of the target maturity year and, therefore, current income consistent with creditworthiness of the U.S. Treasury securities.

SERVICES PROVIDED BY THE FUNDS

SYSTEMATIC WITHDRAWAL PLAN


As described in the Prospectus, each Fund offers a Systematic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 25th day of each month preceding payment, and payments will be distributed within three business days thereafter.

The Systematic Withdrawal Plan may involve the use of principal and is not a guaranteed annuity. Payments under such a plan do not represent income or a return on investment but instead are made from the redemption of Fund shares. Naturally, withdrawals that continually exceed reinvested dividend income and capital gains will eventually exhaust the account.


Class B [or Class S] shareholders who establish a Systematic Withdrawal Plan may make annual redemptions up to 12% of the value of the account, measured at the time the plan is established, without paying a contingent deferred sales charge.

A Systematic Withdrawal Plan may be terminated at any time by directing a written request to the Trust or the Transfer Agent. Upon termination, all future dividends and capital gain distributions will continue to be reinvested in additional shares unless a shareholder requests otherwise.

TAX-SHELTERED RETIREMENT PLANS


As described in the Prospectus, shares of Bond & Stock, Growth & Income, and Northwest may be purchased as an investment medium for various tax-sheltered retirement plans. The amounts of contributions to such plans are generally limited by the Internal Revenue Code. Each of these plans involves a long-term commitment of assets, and participants may be subject to possible regulatory penalties for excess contributions, premature distributions, or for insufficient distributions after age 70 1/2.

QUALIFIED RETIREMENT PLANS


Self-employed individuals (as sole proprietors or partnerships) or corporations may wish to purchase Fund shares in a retirement plan. Investors may obtain information regarding these plans by contacting an investment representative or the Trust.


INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

IRA contributions are invested when received. However, individuals establishing a new IRA plan may rescind their plan within seven days. In the event of such termination, their entire purchase price will be refunded by the Distributor provided they notify the Distributor of their desire to rescind the purchase. Termination during the seven-day period through regular redemption rather than through rescission will result in adverse tax consequences. Internal Revenue Service regulations prohibit revocation of rollover contributions. Any losses derived through rescission will be absorbed by the Distributor.

Persons who request information regarding IRA plans will be provided with application forms and information regarding eligibility and permissible contributions.

IRA CUSTODY AGREEMENT AND SERVICE CHARGES

The IRA plan provides that the Distributor will furnish custodial services either as agent for Washington Mutual Bank or as the named custodian. There are set annual fees for IRA plans per participant unless made under an employer-sponsored plan, in which case the custodial fee is negotiable. If custodial fees are not paid annually by separate check, shares will automatically be liquidated to cover such fees.

Unless participants elect otherwise, any capital gain distributions and income dividends are reinvested on the ex-dividend date in full and fractional shares of the applicable Fund at net asset value.

IRA BONUSES

"IRA Bonuses" may periodically be credited to IRA accounts for contributions, transfers and/or rollovers. Payments will be made at a uniform rate determined by the Distributor or its affiliates and will be based on the value of the rollovers and/or transfers. IRA Bonuses are not paid by the applicable Fund.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

Each Fund intends to continue to conduct its business and maintain the necessary diversification of assets and source of income requirements to qualify as a diversified management investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund so qualified during the

1997 fiscal year. As a result, under Subchapter M of the Code, each Fund is accorded conduit or "pass through" treatment for federal income tax purposes during each year in which it (i) derives at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distributes at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and (iii) diversifies its holdings so that, at the end of each fiscal quarter, at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In addition, until the start of a Fund's first tax year beginning after August 5, 1997, each Fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company and be accorded "pass through" treatment. Furthermore, if each Fund distributes 98% of its ordinary income and capital gain net income for each calendar year, plus any retained amount from the prior year, it will not be subject to excise tax on undistributed amounts. Each Fund intends to distribute such amounts as necessary to avoid federal income and excise taxes.

A portion of dividends paid by Bond & Stock, Growth & Income, or Northwest from net investment income will generally qualify for the 70% dividends received deduction for corporate shareholders. In order to be eligible to take this deduction, a corporate shareholder must have held its shares of the Fund with respect to which a dividend is paid on the ex-dividend date and for at least 45 more days during the 90-day period surrounding the ex-dividend date. The qualifying portion is based on the aggregate amount of that income derived by the Fund from the dividends of domestic corporations. Dividends in excess of the foregoing are treated as non-qualifying income. As such, they are taxed as ordinary income, as are any net realized short-term capital gains.

Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for not more than one year) distributed to shareholders. One rate (generally 28%) applies to net gains on capital assets held for more than one year but not more than 18 months ("mid-term gains") and a second, preferred rate (generally 20%) applies to the balance of such net capital gains ("adjusted net capital gains"). Distributions of net capital gains will be treated in the hands of shareholders as mid-term gains to the extent designated by a Fund as deriving from net gains from assets held for more than one year but not more than 18 months, and the balance will be treated as adjusted net capital gains. Distributions of mid-term gains and adjusted net capital gains will be taxable to a shareholder as such, whether or not received in cash or in shares of a Fund and regardless of how long a shareholder has held the shares in a Fund. Because long-term capital gain distributions reduce the value of the shares, losses may occur upon subsequent sale. Special holding period requirements may make the losses long-term rather than short-term under the Internal Revenue Code.

Advice as to the tax status of each year's dividends and distributions will be mailed annually to each shareholder. Shareholders are urged to consult their own tax advisors regarding specific questions about federal, state and local taxes. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

Income dividends and capital gain distributions recorded and made shortly after a purchase of shares by an investor will have the effect of reducing the net asset value per share by the per share amount of the distribution. They are, nevertheless, subject to income taxes despite the fact that this is, in effect, a return of capital.

INVESTMENT PRACTICES

BOND & STOCK AND GROWTH & INCOME

Investments may include mortgage-backed securities including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates. The mortgages backing these securities include conventional fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. The U.S. government or the issuing agency guarantees the payment of interest and principal of these securities. The guarantees, however, do not extend to the securities' yield or value, which are likely to vary inversely with changes in interest rates, nor do the guarantees extend to the yield or value of the Funds' shares. These certificates are, in most cases, "pass-through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying mortgage obligations. For example, securities backed by mortgages with thirty-year maturities are customarily treated as prepaying fully in the twelfth year, and securities backed by mortgages with fifteen-year maturities are customarily treated as prepaying fully in the seventh year. While the timing of prepayments of graduated-payment mortgages differs somewhat from that of conventional mortgages, the prepayment experience of graduated-payment mortgages is basically the same as that of the conventional mortgages of the same maturity dates over the life of the pool. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Funds reinvest the prepaid amounts in securities whose yields reflect interest rates prevailing at the time. Therefore, each Fund's ability to maintain high-yielding, mortgage-backed securities in its portfolio will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Each Fund may also purchase or sell securities on a when-issued or delayed-delivery basis (known generally as forward commitments). Delayed-delivery or when-issued transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. However, the yield on a comparable security available when delivery takes place may vary from the yield on the security at the time that the when-issued or delayed-delivery transaction was entered into. When the Fund engages in delayed-delivery or when-issued transactions, it relies on the seller or buyer, as the case may be, to consummate the transaction. Failure to consummate the transaction may result in a missed opportunity by the Fund to obtain a price or yield considered to be advantageous. When-issued and delayed delivery transactions may be expected to settle within three months from the date the transactions are entered into. No payment or delivery, however, is made by the Fund until it receives delivery or payment from the other party to the transaction.


Neither Fund currently intends to invest more than 35% of its assets in debt securities rated lower than investment grade.

BOND & STOCK


The investment objective and policies of the Fund are described in the Prospectus. The Fund endeavors to function as a conservative, well-rounded, investment account with the long-range objectives of: (1) continuity of income; (2) conservation of principal; and (3) long-term growth of both principal and income. Investments in bonds and preferred stocks are made with the objectives of continuity of income and conservation of principal. Investments in common stocks and convertible bonds are made with the objective of long-term growth of principal and income. The proportion of each will vary because management will make such changes from time to time as it believes necessary to meet the objectives of the Fund and the best interests of the shareholders. At least 25% of its assets will be invested in fixed income senior securities. Investments are diversified among industries as well as among individual companies. Depending on market conditions, the Fund may also invest in mortgage-backed securities, including those on a forward commitment basis, and repurchase agreements, and may write covered call options.



The average ratings of all debt securities held by the Fund, expressed as a percentage of total assets, during the fiscal year ended October 31, 1997 is presented below:



                                   Percentage of Average
S&P Rating                         Total Assets
----------                         ------------
AAA (or US Treasury)
AA
A
BBB
BB
B
Not Rated




GROWTH & INCOME


The investment objective and policies of the Fund are described in the Prospectus. The Fund aims to achieve long-term growth of principal with current income a secondary consideration. It pursues its objective by placing emphasis on the selection and ownership of common stocks (although the Fund may also invest in bonds, preferred stocks, U.S. Treasury bills, certificates of deposit, mortgage-backed securities including those on a forward commitment basis, and repurchase agreements, and may write covered call options). There may be times when it appears prudent to reduce the proportion of common stocks held. During such periods, the investment in the above-noted alternative instruments may exceed that of common stocks.

NORTHWEST

The Fund's investment objective is to provide long-term growth of capital by investing in common stocks of companies doing business or located in the Northwest region (Alaska, Idaho, Montana,

Oregon, and Washington). Portfolio investments are adjusted in accordance with management's evaluation of changing market risks and economic conditions. Such changes are made as management believes necessary to meet the objectives of the Fund and the best interest of shareholders.

ALL FUNDS


In pursuit of the Funds' investment objectives, they may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price, including accrued interest earned on the underlying securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the collateral is maintained at the required level. To limit risk, repurchase agreements maturing in more than seven (7) days will not exceed 10% of the total assets of the Fund.


The Funds may lend their securities to brokers, dealers, domestic and foreign banks, or other financial institutions to increase their net investment income. These loans must be secured continuously in one of these ways: (1) by cash, (2) by equivalent collateral, or (3) by a letter of credit at least equal to the market value of the securities loaned plus accrued interest or income. There may be risks of delay in recovery of the securities or even loss of rights in the collateral if the borrower of the securities fails financially.

A Fund will not enter into securities loan transactions exceeding, in aggregate, 33% of the market value of the Fund's total assets. They would consider such transactions only with National Association of Securities Dealers' registered broker or member banks of the Federal Reserve.


A Fund will enter into securities lending and repurchase transactions only with parties who meet creditworthiness standards approved by the Board of Trustees and monitored by the Adviser. In the event of a default or bankruptcy by a seller or borrower, the Fund will promptly liquidate collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sales of collateral on a default of the seller or borrower were less than the seller's or borrower's obligation, the Fund could suffer a loss.

INVESTMENT RESTRICTIONS

While many decisions of the Adviser depend on flexibility, there are several principles so fundamental to each Fund's philosophy that neither they, nor the investment objective, may be changed without a vote of a majority of the outstanding shares of that Fund.

Each Fund may not:


 .    invest more than 5%* of its total assets in securities of any single issuer other than U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;
 .    acquire more than 10%* of the voting securities of any one company;
 .    invest in any company for the purpose of management or exercising control;
 .    invest in real estate (except publicly traded real estate investment trusts);
 .    invest in commodities;
 .    invest in oil, gas or other mineral leases;
 .    invest in other investment companies (except as part of a merger);
 .    invest more than 20%* of its total assets in forward commitments or repurchase agreements;
 .    invest more than 25%* of its total assets in any single industry;
 .    act as underwriter of securities issued by others;
 .    borrow money for investment purposes (it may borrow up to 5% of its total net assets for emergency, non-investment purposes);
 .    lend money (except for the execution of repurchase agreements);
 .    issue senior securities;
 .    buy or sell options, with the exception of covered call options which must be limited to 20% of total assets;
 .    buy or sell futures-related securities;
 .    invest in securities restricted under federal securities laws (other than securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended);
 .    invest more than 15%* of its net assets in illiquid securities;
 .    buy securities on margin, mortgage or pledge its securities, or engage in
     "short" sales;
 .    invest more than 5%* of its net assets in warrants including not more than
     2% of such net assets in warrants that are not listed on either New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;
 .    invest more than 25%* of its total assets in foreign securities and then only in U.S dollar-denominated foreign securities.
*    Percentage at the time the investment is made.

PERFORMANCE INFORMATION


  Except as otherwise noted, total returns quoted in advertising include the effect of applicable sales charges, reinvesting dividends and capital gain distributions (at net asset value), and any change in net asset value per share over the period. The following total returns reflect the maximum 5.75% initial sales charge for Class A shares and the contingent deferred sales charge appropriate to the period for Class B or Class S shares.


Average annual total returns are calculated by determining the change in value of a hypothetical investment over a stated period of time and then calculating the annual compounded rate of return that would have produced the same result had the rate of growth or decline in value been constant over the entire period.

Cumulative total return is the simple change in value of a hypothetical investment over a stated period of time. The cumulative total return may be quoted as a percentage or a dollar amount and may be presented numerically or in a table, graph, or similar illustration.


   No Class I or Class S shares were outstanding as of October 31, 1997.


                                        Periods Ended October 31, 1996
                               1 Year        5 Years            10 Years
Average Annual Total Return
Bond & Stock, Class A              %              %                   %
Bond & Stock, Class B              %              %
Growth & Income, Class A           %              %                   %
Growth & Income Class B            %              %
Northwest, Class A                 %              %                   %*
Northwest, Class B                 %              %**

Cummulative Total Return
Bond & Stock, Class A              %              %                   %
Bond & Stock, Class B              %              %**
Growth & Income, Class A           %              %                   %
Growth & Income, Class B           %              %**
Northwest, Class A                 %              %                   %*
Northwest, Class B                 %              %**


*    SINCE 11/86 (LIFE OF FUND)
** CLASS B SHARES' TOTAL RETURNS FROM THE COMMENCEMENT OF PUBLIC OFFERING ON MARCH 30, 1994.

The total returns are calculated as follows:

Average annual total return: ERV = P(1+A)/n/
 Cumulative total return (as a percentage): T = (ERV-P)/P

Where:

     P = a hypothetical initial investment of $1,000
     A = average annual total return
     T = total return
     n = number of years
     ERV = ending redeemable value of a $1,000 hypothetical investment

COMPARATIVE PERFORMANCE DATA

Fund literature may occasionally refer to information about the Fund which is published by mutual funds rating services. Comparisons of fund performance may be made to various market, economic or other indices. Industry publications may also be referred to from time to time.

BROKERAGE ALLOCATIONS AND PORTFOLIO TRANSACTIONS


Under terms of the Investment Management Agreements, Composite Research & Management Co. acts as agent for each Fund in entering orders with broker-dealers to execute portfolio transactions and in negotiating commission rates where applicable. Decisions as to eligible broker-dealers are approved by the president of the Trust.

In executing portfolio transactions and selecting broker-dealers, the Adviser uses its best efforts to seek, on behalf of each Fund, the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience and execution capability of a broker-dealer, and the amount of the commission and the value of any brokerage and research services, (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker-dealer.

The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may commit to pay commission dollars to brokers or financial institutions for specific research materials or products that it considers useful in advising the Funds and/or its other clients. Research services furnished to the Adviser include, for example, written and electronic reports analyzing economic and financial characteristics, telephone conversations between brokerage securities analysts and members of the Adviser's staff, and personal visits by such analysts, brokerage strategists and economists to the Adviser's office.

Some of these services are of value to the Adviser in advising clients, although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid to the Adviser is not reduced because it receives those services, even though it might otherwise be required to purchase these services for cash.

The staff of the Securities and Exchange Commission has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the Adviser believes that the facilities, expert personnel and technological systems of a broker often enable the Funds to secure a net price by dealing with a broker that is as good as or better than the price the Funds could have received from a principal market maker, even after payment of the compensation to the broker. The Adviser places its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.

Total Brokerage Commissions Paid by each Fund:


          Bond & Stock               Growth & Income               Northwest
          ------------               ---------------               ---------
1997      $                          $                             $
1996      $199,663                   $292,486                      $123,164
1995      $137,742                   $163,180                      $ 37,280





None of the brokers with whom the Funds deal have any interest in the Adviser or the Distributor. The Distributor did not execute any portfolio orders for the Funds during the fiscal year, nor did the Distributor or the Adviser receive any direct or indirect compensation as a result of portfolio transactions of the Funds. Shares may be sold by brokers who execute portfolio transactions for the Fund; however, no brokerage fees will be allocated for such sales.


The Funds do not trade in securities for short-term profits but, if the circumstances warrant, securities may be sold without regard to the length of time held. Therefore, the Funds cannot accurately predict their portfolio turnover rate. Portfolio turnover rates are shown in the Prospectus in the section entitled "Financial Highlights."

GENERAL INFORMATION


VOTING PRIVILEGES


Although the Funds are not required to hold annual meetings of their shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

CUSTODIAN


The securities and cash owned by each Fund are held in safekeeping by Investors Fiduciary Trust Company ("IFTC"), 127 West 10th, Kansas City, MO 64105. IFTC is a wholly owned subsidiary of State Street Bank. The custodian's responsibilities include collecting dividends, interest and principal payments on each Fund's investments.

INDEPENDENT PUBLIC ACCOUNTANTS

The firm of LeMaster & Daniels PLLC, Certified Public Accountants, has been selected as the independent public accountants of each Fund. LeMaster & Daniels performs audit services for each Fund including the examination of the financial statements included in annual reports to shareholders, which are incorporated by reference into this Statement of Additional Information.

PORTFOLIO MANAGER COMMENTARY

In communications with the public, portfolio managers may discuss the economic outlook for each Fund, which might include a discussion of specific securities in which the Fund may invest, and/or specific characteristics of each investment portfolio.

REGISTRATION STATEMENT


This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the registration statements each Fund has filed with the Securities and Exchange Commission. Complete registration statements may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS AND REPORTS


Semiannual and annual reports are issued to shareholders. The annual reports include audited financial statements. The Funds' annual report to shareholders dated October 31, 1996, and the Funds' semiannual report to shareholders dated April 30, 1997, which are incorporated by reference into this Statement of Additional Information, may be obtained without charge by contacting the Trust.

                                  APPENDIX A



                         SPECIMEN PRICE MAKE-UP SHEET


                         COMPOSITE BOND & STOCK FUND
                        COMPOSITE GROWTH & INCOME FUND
                           COMPOSITE NORTHWEST FUND
                               October 31, 1997


                                                   GROWTH &
                                   BOND & STOCK    INCOME      NORTHWEST
                                   ------------    --------    ---------
Assets                             $_______        $_______    $_______

  Liabilities                      $_______        $_______    $_______

  Net Assets                       $_______        $_______    $_______

CLASS A SHARES

Net Assets                         $_______        $_______    $_______

Shares Outstanding                 $_______        $_______    $_______

Net Asset Value Per Share          $_______        $_______    $_______

Maximum Offering Price
(Net Asset Value
Per Share division 9425/10000)     $_______        $_______    $_______

CLASS B SHARES

Net Assets                         $_______        $_______    $_______

Shares Outstanding                 $_______        $_______    $_______

Net Asset Value and
 Offering Price Per Share          $_______        $_______    $_______

                                  APPENDIX B

                        DESCRIPTION OF SECURITY RATINGS



MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Corporate and Municipal Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A:   Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B:   Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C:   Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's (S&P)
  Corporate and Municipal Ratings

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only to a small degree.

A:   Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.


BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.


B:   Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.


CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.


CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.


C:   The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.




D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of debt service payments are jeopardized.

COMMERCIAL PAPER

A1 and Prime 1 commercial paper ratings issued by Moody's Investors Services, Inc. (Moody's) and Standard & Poor's Corporation (S&P) are the highest ratings these corporations issue.

Among factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which maybe inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Commercial paper rated A1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

ABSENCE OF RATING:

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to quality of the issue. Should no rating be assigned, the reason may be one of the following:

1.   An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.   There is a lack of essential data pertaining to the issue or issuer.


4. The issue was privately placed, in which case the rating is not published.

                                 STATEMENT OF
                                  ADDITIONAL
                                  INFORMATION
                               December __, 1997

                        COMPOSITE BOND FUNDS, series of
                       The Composite Funds (the "Trust")
                              601 W. Main Avenue

                                   Suite 300
                            Spokane, WA 99201-0613
                            Telephone: 509-353-3550
                           Toll free:  800-543-8072


COMPOSITE U.S. GOVERNMENT SECURITIES FUND ("Government") is designed to provide a high level of current income, consistent with safety and liquidity. On behalf of this objective, the Fund invests in obligations issued or guaranteed by the U.S. government. The Fund also invests in repurchase agreements and collateralized mortgage obligations that are secured by these types of obligations.

COMPOSITE INCOME FUND ("Income") is designed to provide current income through careful investment in a diversified pool of debt securities. The Fund's objective is to provide a high level of current income that is consistent with protection of shareholders' capital.

COMPOSITE TAX-EXEMPT BOND FUND ("Tax-Exempt") is designed to provide a high level of federal tax-exempt income while at the same time protecting investors capital. On behalf of this objective, the Fund invests in a portfolio of bonds issued by states, counties, cities and other governmental bodies whose bonds generate income that is exempt from federal income tax.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS (THE "PROSPECTUS") OF GOVERNMENT, INCOME AND TAX-EXEMPT (THE "FUNDS") DATED DECEMBER ___, 1997, WHICH CAN BE OBTAINED WITHOUT CHARGE BY CONTACTING THE FUNDS AT THE ABOVE ADDRESS.


                               TABLE OF CONTENTS

                                 Page                                   Page
                                 ----                                   ----
The Funds and Their Management          Investment Practices
Distribution Services                   Investment Restrictions
How Shares Are Valued                   Performance Information
How Shares Can Be Purchased             Brokerage Allocations &

Redemption of Shares                    Portfolio Transactions
Exchange Privilege                      General Information
Services Provided by the Funds          Financial Statements and
Tax-Sheltered Retirement Plans          Reports
Dividends, Capital Gain                 Appendix A
Distributions and Taxes                 Appendix B

THE FUNDS AND THEIR MANAGEMENT
The Investment Adviser

As discussed under "Who We Are" in the Prospectus, the Funds are managed and investment decisions are made under the supervision of Composite Research & Management Co. (the "Adviser"). Decisions to buy, sell, or hold a particular security are made by an investment team of the Adviser, approved by an investment committee of the Adviser, subject to the control and final direction of the Board of Trustees.

Composite Research & Management Co. is Adviser for the five investment companies (currently 36 separate portfolios) in the "Composite Funds," namely: The Composite Funds, consisting of Composite Bond & Stock Fund, Composite Growth & Income Fund, Composite Income Fund, Composite Tax-Exempt Bond Fund, Composite Money Market Fund, Composite Tax-Exempt Money Market Fund, Composite U.S. Government Securities Fund and Composite Northwest Fund; The [Sierra] Trust Funds, consisting of Short Term High Quality Bond Fund, Growth Fund, Emerging Growth Fund, International Growth Fund, California Municipal Fund, California Insured Intermediate Municipal Fund, California Money Fund, Florida Insured Municipal Fund and Target Maturity 2002 Fund; [Sierra] Prime Income Fund; and [Sierra] Asset Management Portfolios, consisting of Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio. In addition, the Advisor serves as investment adviser of [Sierra] Variable Trust, consisting of Global Money Fund, Short Term High Quality Bond Fund, U.S. Governmental Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund, International Growth Fund, Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio. The Adviser also provides investment advice to institutional clients.

Investment Management Services

Advisory fees and services performed by the Adviser are discussed under "The Cost of Good Management" in the Prospectus. The Investment Management Agreements (the "Agreements") between each Fund and the Adviser require the Adviser to furnish suitable office space, research, statistical and investment management services to each Fund. They were approved by shareholders and will continue in effect provided each is approved at least annually by the Board of Trustees (including a majority of the Trustees who are not parties to, or "interested persons," as defined in the Investment Company Act of 1940, of parties to, the Agreements) by votes cast in person at a meeting called for the purpose of voting on such approval; or by vote of a majority of the outstanding shares of each Fund. The Agreements can be terminated by either party on sixty (60) days' notice, without penalty, and each provides for automatic termination upon its assignment.

Under the provisions of the Investment Company Act of 1940 and as used elsewhere in the Prospectus and this statement of additional information, the phrase "vote of the majority of the outstanding shares of the Fund" means the vote at any meeting of shareholders of (a) 67% or more of the shares present at such meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares, whichever is less.

U.S. Government Securities and Income each pay a monthly fee to the Adviser for its services equal to .625% per annum computed on the average daily net assets of each Fund. For each of these two Funds, the fee will decrease to .50% on its average daily net assets in excess of $250 million. For Tax-Exempt, the Adviser receives a monthly fee for its services equal to .50% per annum computed on the average daily net assets]

U.S. Government paid management fees of $984,485, $1,156,052 and $1,417,336, for the fiscal years ended December 31, 1996, 1995 and 1994, respectively.

Income paid management fees of $599,008, $598,377 and $612,811, for the fiscal years ended December 31, 1996, 1995 and 1994, respectively.

Tax-Exempt paid management fees of $1,065,379, $1,120,096 and $1,180,145, for the fiscal years ended December 31, 1996, 1995 and 1994, respectively.

The Adviser has agreed that should the expenses of U.S. Government Securities (excluding taxes, interest and any portfolio brokerage and the .75% Class B and Class S distribution fees) exceed in any fiscal year 1.5% of the average net assets of the Fund up to $30 million and 1% of average net assets over $30 million, it will reimburse the Fund for such excess. There were no reimbursements by the Adviser under the expense limitations of the Fund during 1996, 1995 and 1994.


The Adviser has agreed that should the expenses of Income or Tax-Exempt (excluding taxes, interest and any portfolio brokerage and the .75% Class B distribution fee) exceed in any fiscal year 1.5% of the average net assets of the Fund up to $30 million; 1% of average net assets between $30 million and $130 million; and .75% of such net assets over $130 million, it will reimburse the respective Fund for such excess. There were no reimbursements by the Adviser under the expense limitations of either Fund during 1996, 1995 and 1994.

The Agreements provide that the advisory fees paid to the Adviser by each Fund will be based solely on the individual assets of that Fund. Under the terms of the Agreements, each Fund is required to pay fees of Trustees not employed by the Adviser or its affiliates, custodial expenses, brokerage fees, taxes, auditing and legal expenses, costs of issue, transfer, registration or redemption of shares for sale, costs relating to disbursement of dividends, shareholder meetings, shareholder reports, and the maintenance of each Fund's shareholder existence.

Investment decisions for each Fund are made independently of those for other funds in the Composite Funds. However, the Adviser may determine that the same security is suitable for more than one of the Composite Funds. If more than one of the funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability to participate in volume transactions may provide better executions for each Fund. It is the opinion of the Board of Trustees that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from participation in simultaneous transactions.

The Trust have adopted a code of ethics that is intended to prevent access persons from conducting personal securities transactions that interfere with Fund portfolio transactions or otherwise take unfair advantage of their relationship to the Funds. In general, the personal securities transactions of individuals with access to information regarding Fund portfolio transactions must be pre-cleared by the Adviser's Compliance Officer and must not occur when similar transactions are contemplated by a Fund.

Glass-Steagall

The Glass-Steagall Act, among other things, generally prohibits member banks of the Federal Reserve System from engaging to any extent in the business of issuing, underwriting, selling or distributing securities and generally prohibits management interlocks and affiliations between member banks and companies engaged in certain activities. In a Statement of Policy dated September 1, 1982, the Federal Deposit Insurance Corporation concluded that the investment restrictions of the Glass-Steagall Act do not apply to banks or their affiliates if the banks are not members of the Federal Reserve System. Neither Washington Mutual Bank [Great Western nor American Savings Bank] is not a member bank. The Adviser has advised the Funds that, in its view, the Glass-Steagall Act does not prohibit the activities of the Adviser and that it may perform the services for the Funds contemplated by the Investment Management Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations.

Trustees and Officer of the Funds

The Board of Trustees is elected by the shareholders of the Trust, including the Funds. Interim vacancies may be filled by the current Trustees so long as at least two-thirds were previously elected by shareholders. The Board has responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The Trustees, in turn, elect the officers of the Trust who are responsible for administering the Fund's day-to-day operations. Trustees and officers of the Trust and their business experience for the past five years are set forth below. Unless otherwise noted, the address of each officer is 601 W. Main Avenue, Suite 300, Spokane, Washington 99201-0613.

WAYNE L. ATTWOOD, MD
Trustee
2931 S. Howard
Spokane, Washington 99203

Dr. Attwood is a retired doctor of internal medicine and gastroenterology in Spokane, Washington.

KRISTIANNE BLAKE
Trustee
705 W. 7th, Suite D
Spokane, Washington 99204

Mrs. Blake is president of Kristianne Gates Blake, PS, an accounting services firm specializing in personal financial planning and tax planning.

*ANNE V. FARRELL
Trustee
425 Pike Street, Suite 510
Seattle, Washington 98101

Mrs. Farrell is president and CEO of The Seattle Foundation (a charitable foundation). In addition, she serves as a director of Washington Mutual, Inc.


*MICHAEL K. MURPHY
Trustee
PO Box 3366
Spokane, Washington 99220-3366

Mr. Murphy is Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-Mix Concrete Company). In addition, he serves as a director of Washington Mutual, Inc.

*WILLIAM G. PAPESH
President and Trustee

Mr. Papesh is president and a director of the Adviser and Transfer Agent, and an executive vice president and a director of Composite Funds Distributor, Inc. (the "Distributor").

DANIEL L. PAVELICH
Trustee
Two Prudential Plaza
180 North Stetson Avenue, Suite 4300
Chicago, Illinois 60601

Mr. Pavelich is Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm.

JAY ROCKEY
Trustee
2121 - Fifth Avenue
Seattle, Washington 98121

Mr. Rockey is Chairman and CEO of The Rockey Company (a regional public relations firm).

RICHARD C. YANCEY
Trustee
535 Madison Avenue
New York, New York 10022

Mr. Yancey is senior advisor to Dillon, Read & Co., Inc. (a registered broker-dealer and investment banking firm), New York, New York.

*These Trustees are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 because they are affiliated persons of the Funds, the Adviser, or the Distributor.

GENE G. BRANSON
Vice President
601 West Main Avenue
Spokane, Washington 99201

Mr. Branson is a senior vice president and director of the Distributor and Murphey Favre Securities Services, Inc. (the "Transfer Agent") and a vice president and director of the Adviser.

MONTE D. CALVIN, CPA
Vice President and Treasurer

Mr. Calvin is an executive vice president of the Transfer Agent and serves as the chief financial officer of the Funds.

JEFFREY L. LUNZER, CPA
Assistant Treasurer

Mr. Lunzer is a vice president of the Transfer Agent.


JOHN T. WEST, CPA
Clerk

Mr. West is a vice president of the Transfer Agent.

The Funds paid no remuneration to any of its officers, including Mr. Papesh, during the year ended December 31, 1996. The Funds paid Trustees' fees, during the year ended December 31, 1996, in the amounts indicated below./(1)/

                                                           Total
Trustee                 Government  Income  Tax-Exempt  Complex/(2)/
-------                 ----------  ------  ----------  ------------
Wayne L. Attwood, MD      $1,265    $1,265    $1,265       $15,000

Kristianne Blake          $1,265    $1,265    $1,265       $15,000

Edwin J. McWilliams       $1,265    $1,265    $1,265       $15,000

Jay Rockey/(3)/           $1,265    $1,265    $1,265       $15,000

Richard C. Yancey         $1,178    $1,178    $1,178       $14,000


/(1)/ Amounts shown in the table reflect amounts paid by the predecessor of each series of The Composite Funds. For more information, see "Who we are" in the Prospectus.

/(2)/ Each Trustee serves in the same capacity for each Fund for the other
      Composite Funds (five companies) comprising 36 individual investment portfolios.

/(3)/ Mr. Rockey is Chairman and CEO of The Rockey Company, a public relations firm which has received revenue from the Funds and Washington Mutual, Inc., parent company of the Adviser , Distributor and Transfer Agent during the 1996 fiscal year.

As of March 31, 1997, officers, Trustees and their immediate families as a group owned of record and beneficially less than 1% of the outstanding shares of each Fund.

Kristianne Blake, *Anne V. Farrell, *Michael K. Murphy, and Daniel L. Pavelich serve as members of the Board's audit committee. The committee meets periodically with each Fund's independent accountants and officers to review accounting principles used by each Fund and the adequacy of the Fund's internal controls.

The investment committee performs interim functions for the Board of Trustees including dividend declaration and portfolio pricing matters. Members are *Anne
V. Farrell, *Michael K. Murphy, and Richard C. Yancey.

The valuation committee is comprised of any two trustees or officers of the Trust and one or more portfolio managers, as designated by the Trusts' chairman, president, or vice president/treasurer . The committee is called upon to value any security held by the Funds whenever the security cannot otherwise be valued under the Trusts' guidelines for valuation.

Responsibilities of the Board's nominating committee include preparing for and recommending replacements for any vacancies in the Board and initial review of policy issues regarding the size, composition and compensation of the Boards. Members of the nominating committee are Wayne L. Attwood, MD, Daniel L. Pavelich, and Jay Rockey.

The Board's distribution committee is responsible for reviewing distribution activities and 12b-1 expenditures to determine that there is a reasonable likelihood the 12b-1 plan will benefit each Fund and its shareholders. The committee meets at least annually and is responsible for making recommendations to the Boards regarding renewal or changes to the distribution plans. Committee members are Wayne L. Attwood, MD, Kristianne Blake, Jay Rockey and Richard C. Yancey.

*These trustees are considered "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Trust, the Adviser or the Distributor.

DISTRIBUTION SERVICES
12b-1 Plan

As discussed in the Prospectus under "The Cost of Good Management," the Trustees of the Trust have approved a plan for Class A, Class B and Class S shares of each Fund (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, according to a plan adopted by the Board of Trustees.


Under the existing Plan, the Fund may reimburse the Distributor for Class A shareholder servicing expenses, including the cost of printing and distributing prospectuses (to other than current shareholders), statements of additional information and other promotional and sales literature, compensation to sales personnel for their services, and reimbursement to the Distributor for the direct and indirect cost of furnishing services of its personnel to assist in shareholder servicing but excluding general and administrative expenses.

The annual reimbursement allowed by the existing Plan and authorized by the Trustees for such Class A shareholder servicing expenses may not exceed .25% of the average daily net assets attributable to Class A shares. Shareholder servicing activities for Fund may benefit other Composite Funds. Government, Income, and Tax-Exempt reimbursed the Distributor in the amounts of $218,510, $133,600, and $315,034, respectively, for distribution expenses incurred on behalf of Class A shares during fiscal year 1996. Of this amount, $156,811, $91,335, and $219,963 was paid on behalf of Government, Income, and Tax-Exempt, respectively, to selected dealers and registered representatives of the Distributor for their shareholder servicing activities, and $61,699, $42,305, and $95,071, respectively, was paid for other distribution related expenses.


During the fiscal years 1995 and 1994, Government reimbursed the Distributor $343,633 and $399,592, respectively; Income reimbursed the Distributor $168,531 and $189,136, respectively; and Tax-Exempt reimbursed the Distributor $432,854 and $449,602, respectively, for distribution expenses related to Class A shares.


It is currently expected that, subject to shareholder approval, the Plan will be amended to provide that each Fund will compensate the Distributor with a service fee at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares.

Because the distribution fee for Class B shares, the distribution fee for Class S shares and distribution fee under the proposed distribution plan for Class A shares are not tied directly to its expenses, the amount of compensation may be more or less than the Distributor's actual expenses. For this reason, the Class B distribution plan may be characterized by the staff of the Securities and Exchange Commission as being a "compensation" plan -- in contrast to the existing Class A "reimbursement" plan. The Funds are not liable for any expenses incurred by the Distributor in excess of the amount of compensation it receives.

     General. Because the distribution fee for Class B shares, the distribution fee for Class S shares and distribution fee under the proposed distribution plan for Class A shares are not tied directly to the Distributor's expenses, the amount of compensation may be more or less than its actual expenses. For this reason, those plans are characterized by the staff of the Securities and Exchange Commission as being "compensation" plans -- in contrast to the existing Class A "reimbursement" plan. The Funds are not liable for any expenses incurred by the Distributor in excess of the amount of compensation it receives.

Under the Plan, each Fund compensates the Distributor with a distribution fee at an annual rate of .75% of the Fund's average daily net assets attributable to Class B and Class S shares and a service fee at an annual rate of .25% of such assets. During the fiscal years 1996 and 1995, Government compensated the Distributor in the amounts of $26,484 and $15,425, respectively; Income compensated the Distributor in the amounts of $57,828 and $32,833, respectively; and Tax-Exempt compensated the Distributor $40,939 and $18,879, respectively, for the sale of Class B shares.

The Distributor pays dealers an amount equal to an annual rate of .25% of total net assets of all accounts, of Class A, Class B and Class S shares, serviced by their representatives.

Under the Plan, the Distributor will report at least quarterly to the Board of Trustees the amounts and purposes of all distribution expense payments. During the continuance of the Plan, as required by Rule 12b-1, the selection and nomination of the Trustees who are not "interested persons," as defined in the Investment Company Act of 1940, of the Trust will be at the discretion of such disinterested Trustees then in office.

The Plan has been approved unanimously by the Trustees including a majority of the disinterested Trustees who have no direct or indirect interest in the Plan ("Qualified Trustees"). The Plan will remain in effect for one year, may be terminated at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting securities of the applicable class of the applicable Fund and may be renewed from year to year thereafter only if approved by a vote of Qualified Trustees.

Distributor

The Distributor purchases shares of each Fund in a continuous offering to fill orders placed with it by investors and investment dealers. It purchases shares at net asset value and resells shares at the offering price in accordance with terms of the Distribution Contract with the Trust. The offering price may include a sales charge as discussed in the Prospectus under "How to buy shares." Each Fund receives the entire net asset value of all of its shares sold. The Distributor or designated dealer retains their appropriate portion of any initial sales charge. The Distributor pays sales commissions to dealers from its own resources for Class B and Class S sales and retains contingent deferred sales charge payments. The Distributor acts in a similar capacity for all other Composite Funds.

The Distributor may compensate its sales people or selected dealers for shares sold without a sales charge according to various Class A "Net Asset Value Purchase" provisions. The compensation is based on a percentage of the net asset value of the shares sold.

During the 1996, 1995 and 1994 fiscal years, the Distributor received $89,694, $150,970 and $336,055, respectively, for the sale of Government Class A shares; $156,410, $209,703 and $340,052, respectively, for the sale of Income Class A shares; and $282,768, $341,454 and $552,555, respectively, for the sale of Tax-Exempt Class A shares.


The Distributor has not received any contingent deferred sales charges from the redemption of Class A shares. During the fiscal year ended December 31, 1996, the Distributor received contingent deferred sales charge payments of $3,051, $7,284 and $10,102 upon redemption of Class B shares of U.S. Government, Income, and Tax-Exempt, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as a broker on portfolio purchases and sales should it become a member of a securities exchange.

No Class I or Class S shares of the Funds were outstanding prior to December 31, 1996.

The Funds bear the cost of registering their shares with federal and state securities commissions and printing prospectuses and statements of additional information sent to its existing shareholders. The Distributor pays for information intended for potential shareholders but may defray some or all those expenses with revenues received from the Funds under the Distribution Plan applicable to Class A shares.

Transfer Agent

The Transfer Agent furnishes necessary personnel and other transfer agent services required by each Fund. The Shareholders Service Contract for each Fund was originally approved by shareholders.

During the 1996, 1995 and 1994 fiscal years, Government paid $146,145, $165,595 and $175,549, respectively, for these services; Income paid $114,258, $114,938 and $104,897, respectively, and Tax-Exempt paid $102,716, $107,114 and $102,778, respectively.

At the date of this Statement of Additional Information, the monthly shareholder servicing fee is $1.35 per Class A account and $1.45 per Class B account, [$____] for each Class I account and [$____] for each Class S account in each Fund. All requests for transfer of shares should be directed to the Trust or to the Transfer Agent.

HOW SHARES ARE VALUED

Investment securities are valued on the basis of valuations provided by an independent pricing service, approved by the Board of Trustees, which uses information with respect to valuations based upon transactions of a security, quotations from dealers, market transactions in comparable securities, and various relationships between securities in determining value. Investment securities not currently quoted as described above will be priced at fair market value as determined in good faith in a manner prescribed by the Board of Trustees. For more information, see "How shares are valued," in the Prospectus.


HOW SHARES CAN BE PURCHASED

Information concerning the purchase of shares is discussed under "How to Buy Shares" in the Prospectus. Shares of each class of each Fund are sold in a continuous offering and may be purchased from the Distributor or a designated dealer at the public offering price, which is the net asset value per share next determined after receipt of a properly completed purchase order, plus, in the case of Class A shares, an initial sales charge which is a percentage of the public offering price and varies as shown in the Prospectus. The Distributor or designated dealer retains their appropriate portion of the initial sales charge.

Class B shares are sold without an initial sales charge but are subject to higher ongoing distribution and service fees and may be subject to a contingent deferred sales charge if redeemed within six years of purchase. The current contingent deferred sales charge schedule is shown in the Prospectus. Class B shares purchased prior to March 15, 1996 are subject to a contingent deferred sales charge of 4% if redeemed in the first year after purchase, 3% if redeemed in the second year, 2% if redeemed in the third year, 1% in the fourth year and 0% after the fourth year. Class B shares purchased prior to January 15, 1996 are subject to a contingent deferred sales charge of 3% if redeemed the first or second year after purchase, 2% in the third or fourth year, 1% in the fifth year and 0% after fifth year. (See Appendix A for a specimen price make-up sheet.)


Class I shares are sold exclusively to the various investment portfolios of [Sierra] Asset Management Portfolios.

Class S shares are sold exclusively to investors who open [SAM] accounts. Class S shares are sold without an initial sales charge but are subject to higher ongoing distribution and service fees and may be subject to a contingent sales charge if redeemed within six years of purchase. The current contingent deferred sales charge is shown in the Prospectus.

The minimum initial investment for each Fund is currently $1,000 ($500 in IRA accounts), and additional investments should be at least $50 (unless the transaction is via a systematic investment program where the initial and additional monthly investments must be at least $50). Investments made by an agent or fiduciary (such as a bank trust department, investment adviser, broker, or employee benefit or retirement plan), pursuant to a periodic investment plan, may have the minimum purchase requirements on initial and subsequent investments waived.

Shareholders who have redeemed Class A shares initially subject to a sales charge may reinvest their redemption proceeds in Class A shares of any Composite Fund at net asset value provided that reinvestment is effected within 120 days of the redemption. Contingent deferred sales charges assessed on any redemption may be reimbursed if such proceeds are reinvested in shares of the same class within 120 days. The shareholder is responsible for notifying the Transfer Agent of such reinvestments. If a loss is realized on the redemption of Fund shares, the reinvestment may be subject to the "wash sale" rule, resulting in a disallowance of such loss for federal income tax purposes.

Class A shares may be sold at net asset value and in any amount to current and retired directors, officers and employees of Washington Mutual, Inc., its affiliates (including the Adviser, the Distributor, and the Transfer Agent), and their children, step-children, grandchildren, step-grandchildren and parents, as well as to any trust, pension, profit-sharing or other benefit plan for such persons. The foregoing privilege is also extended to directors, officers, and employees of other companies which enter into selling arrangements with the Distributor. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption by the Fund.

Each Fund may also issue Class A shares at net asset value in connection with the acquisition of assets, merger or consolidation with, another investment company, or to shareholders in connection with reinvestment of income dividends and capital gain distributions. Qualified employee benefit plans (including SEPs and SIMPLEs) that have more than 10 participants or that have more than $25,000 invested in those Composite Funds offered with an initial or contingent deferred sales charge are also entitled to buy Class A shares without a sales charge. Individual retirement accounts that are not part of an employee benefit plan are ineligible for this privilege. [In addition, shareholders of mutual funds (other than money market funds), may redeem those shares and use their sale proceeds to purchase Class A shares of a Composite Fund at net asset value provided the proceeds are reinvested within 90 days of such sale and proof of the sale is provided.]

The Distributor may enter into arrangements with brokers, dealers or registered investment advisers to sell Class A shares at net asset value for use in particular investment products made available to their clients. The other parties may charge their clients a fee for these products.

Purchase Plans

Cumulative Discounts: The initial sales charges on Class A shares are applicable to purchases made at one time by a "purchaser" who may be one of the following: an individual, and/or the individual's spouse, and/or children (including step-children) under age 21; a trustee or other fiduciary of a single trust estate or single fiduciary account; an organization exempt from federal income tax under Section 501(c)(3) or (13) of the Internal Revenue Code; a pension, profit-sharing or other employee benefit plan qualified or non-qualified under Section 401 of the Internal Revenue Code; or any other organized group of persons whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount. In order to qualify for a lower sales charge, all orders from an organized group will have to be identified as originating from a qualifying "purchaser." Upon such notification, the investor will receive the lowest applicable sales charge. Discounts may be modified or terminated at any time.

Each Fund's Class A shares may also be purchased at the reduced sales charge based on shares currently owned by the investor (excluding [Class A] shares of Composite Cash Management Company Money Market Fund, Composite Cash Management Company Tax-Exempt Fund and California Money Fund (a series of The [Sierra] Trust Funds), unless exchanged from another Composite Fund). The sales charge reduction is determined by adding the value of all Composite Fund Class A shares (at maximum offering price) and Class B shares (at net asset value) to the amount of the Fund's shares being purchased.

Letter of Intent: This Letter provides for a price adjustment depending upon the actual amount purchased within a 13-month period. If total investments under the Letter exceed the intended amount and thereby qualify for a lower initial sales charge, a retroactive price adjustment is made and the difference is used to purchase additional shares. A shareholder may include the value of all of Class A shares (at maximum offering price) and Class B shares (at net asset value) held by such shareholder in Composite Funds (excluding Composite Cash Management Company Money Market Fund, Composite Cash Management Company Tax-Exempt Fund and California Money Fund (a series of The [Sierra] Trust Funds), unless exchanged from another Composite Fund) that were held on the effective date of the Letter of Intent as an "accumulation credit" toward completion of the Letter.

The Letter of Intent, which imposes no obligation to purchase or sell additional shares, provides that 5% of the amount of the intended purchase will be held in escrow (in the form of shares) pending completion of the Letter.

Certificates

Ordinarily certificates for shares purchased will not be issued unless requested by the investor. There is no charge for such issuance.

REDEMPTION OF SHARES

When the Fund or Transfer Agent receives: 1) a written request in proper form, for redemption of shares, and 2) the return of any issued certificates for shares being redeemed, a check for payment of shares will normally be sent the next business day, and no later than seven business days, except as indicated below. If the account is pre-authorized for telephone transfer, payment may be made to a designated bank account or broker, providing such accounts are identically registered. Telephone redemptions may also be directed to the shareholder's address of record. No wire fee will be charged for transfers to Washington Mutual Bank [Great Western] or Seafirst Bank. There is a $10.00 transmittal wire fee (which is subject to change) to wire to all other banks. This fee will be subtracted from the account balance prior to making the transfer. You should be aware that certain banks also charge a receiving wire fee which is beyond the control of the Transfer Agent.

If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority must be submitted before the request will be accepted.

Shares tendered for redemption will be redeemed at the net asset value next determined less any applicable contingent deferred sales charge as described in the Prospectus under "How to Buy Shares." The amount received may be more or less than the cost of the shares, depending on fluctuations in the market value of securities owned by the Fund. If the shares have been purchased recently, this redemption payment may be delayed until the Transfer Agent is reasonably satisfied that the instrument used in the purchase (e.g., a check) has been collected, which may take up to 14 days.


As discussed in the prospectus, the [Class A,] Class B [and Class S] contingent deferred sales charge may be waived under certain circumstances. In addition to the specific cases outlined in the Prospectus, the charge may be waived for any total or partial redemption in connection with a lump-sum or other distribution from an Individual Retirement Account ("IRA"), a custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code of 1986, as amended ("IRC") or a qualified pension or profit sharing plan ("Retirement Plans") following retirement or, in the case of an IRA or Keogh Plan or custodial account pursuant to IRC section 403(b)(7), after attaining age 59 1/2. The charge also may be waived on any redemption which results from a tax-free return of an excess contribution pursuant to section 408(d)(4) or (5) of the IRC, the return of excess deferral amounts pursuant to IRC section 401(k)(8) or 402(g)(2), or from the death or disability of the employee. In summary, the CDSC may be waived on redemptions of shares which constitute Retirement Plan distributions which are permitted to be made without penalty pursuant to the IRC, other than tax-free rollovers or transfers of assets.

EXCHANGE PRIVILEGE

Shareholders may exchange shares of each Fund for the same class of shares in any other Composite Fund. In addition Class B shares may be exchanged for Class S shares, and Class S shares may be exchanged for Class B shares of [Sierre] Asset Management Portfolios. A brief discussion of such privileges is in the Prospectus under "Exchanges for other Composite Funds." Exchanges will be made at the respective net asset values in effect on the date of such exchange. Shares previously subject to an initial sales charge may be exchanged without incurring any additional initial or contingent deferred sales charge. Any gains or losses realized on an exchange should be recognized for federal income tax purposes, as required. This privilege is not an option or right to purchase securities but is a revocable privilege permitted under the present policies of each of the Funds. This privilege is not available in any state or other jurisdiction where the shares of the fund into which the transfer is to be made are not available for sale, or when the value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus. Each Fund reserves the right to terminate or end the privilege of any shareholder who attempts to use the privilege to take advantage of short-term swings in the market.


An investor may exchange some or all of his shares in a Fund for the same class of any other Composite Fund. These currently include:


Composite Funds

I. Composite Bond & Stock Fund: primary objective is continuity of income and conservation of capital with long-term growth a secondary objective.

II. Composite Growth & Income Fund: primary objective is long-term growth of principal with current income a secondary objective.

III. Composite Northwest Fund: designed to provide long-term growth of capital by investing in a broadly diversified portfolio of common stocks selected from companies located or doing business in the Northwest.

IV. Composite U.S. Government Securities Fund: primary objective is to provide a high level of current income, consistent with safety and liquidity, by investing in U.S. government-backed securities.

V. Composite Income Fund: primary objective is current income with preservation of principal a secondary consideration.

VI. Composite Tax-Exempt Bond Fund: primary objective is as high a level of current income exempt from federal income taxes as is consistent with prudent investment risk and protection of capital. (Not allowed for IRAs)

VII. Composite Money Market Fund: invests in high grades of money market instruments for maximum current income, while preserving capital and allowing liquidity.

VIII. Composite Tax-Exempt Money Market Fund: invests in high-quality, short-term municipal obligations for maximum current income exempt from federal income tax while preserving capital and allowing liquidity. (Not allowed in IRAs)

IX. Sierra Asset Management Portfolios: a group of five asset allocation funds that invest within specified ranges, in shares of other Composite Funds.

X. Sierra Prime Income Fund ("SPIF"): primary objective is to provide a high level of current income, consistent with preservation of capital. The Fund will seek to achieve its objective by investing in a professionally managed portfolio of interests in floating or variable rate senior loans made primarily to U.S. corporations, partnerships and other entities.

XI. Sierra Short Term High Quality Bond: designed to provide as high a level of current income as is consistent with prudent investment management and stability of principal.

XII. Sierra Growth Fund: primary objective is long-term capital appreciation through investing primarily in common stock of U.S., multinational and foreign companies of all sizes that offer potential for growth.

XIII. Sierra Emerging Growth Fund: designed for long-term capital appreciation by investing primarily in equity securities.

XIV. Sierra International Growth Fund: designed for long-term capital appreciation by investing primarily in equity securities of foreign issuers.

XV. Sierra California Municipal Fund: primary objective is to provide as high a level of current income that is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax as is consistent with prudent investment management and preservation of capital.

XVI. Sierra California Insured Intermediate Municipal Fund: designed to provide California investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital.

XVII. Sierra California Money Fund: designed to maximize current income that is excluded from gross income for federal tax purposes and is exempt from California State personal income taxation, consistent with safety of principal and maintenance of liquidity.

XVIII. Sierra Florida Insured Municipal Fund: primary objective is to seek as high a level of current income, exempt from federal income tax, as is consistent with the prudent investment management and preservation of capital, and to offer shareholders the opportunity to own shares the value of which is exempt from Florida intangible personal property tax.


XIX. Sierra Target Maturity 2002 Fund: designed to provide as high a level of return by December 31, 2002 as is consistent with preservation of capital at the end of the target maturity year and, therefore, current income consistent with creditworthiness of the U.S. Treasury securities.

SERVICES PROVIDED BY THE FUNDS

Systematic Withdrawal Plan

As described in the Prospectus, each Fund offers a Systematic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 25th day of each month preceding payment, and payments will be mailed within three business days thereafter.

The Systematic Withdrawal Plan may involve the use of principal and is not a guaranteed annuity. Payments under such a plan do not represent income or a return on investment but instead are made from the redemption of Fund shares. Naturally, withdrawals that continually exceed reinvested dividend income and capital gains will eventually exhaust the account.

Class B [or Class S] shareholders who establish a Systematic Withdrawal Plan may make annual redemptions of up to 12% of the value of the account, measured at the time the plan is established, without paying a contingent deferred sales charge.

A Systematic Withdrawal Plan may be terminated at any time by directing a written request to the Trust or the Transfer Agent. Upon termination, all future dividends and capital gain distributions will continue to be reinvested in additional shares unless a shareholder requests otherwise.

TAX-SHELTERED RETIREMENT PLANS (U.S. Government Securities and Income)

As described in the Prospectus, shares of U.S. Government Securities and Income may be purchased as an investment medium for various tax-sheltered retirement plans. The amounts of contributions to such plans are generally limited by the Internal Revenue Code. Each of these plans involves a long-term commitment of assets, and participants may be subject to possible regulatory penalties for excess contributions, premature distributions, or for insufficient distributions after age 70 1/2.
Qualified Retirement Plans

Self-employed individuals (as sole proprietors or partnerships) or corporations may wish to purchase Fund shares in a retirement plan. Investors may obtain information regarding these plans by contacting an investment representative or the Trust.

Individual Retirement Accounts (IRAs)

IRA contributions are invested when received. However, individuals establishing a new IRA plan may rescind their plan within seven days. In the event of such termination, their entire purchase price will be refunded by the Distributor provided they notify the Distributor of their desire to rescind the purchase. Termination during the seven-day period through regular redemption rather than through rescission will result in adverse tax consequences. Internal Revenue Service regulations prohibit revocation of rollover contributions. Any losses derived through rescission will be absorbed by the Distributor.

Persons who request information regarding IRA plans will be provided with application forms and information regarding eligibility and permissible contributions.

IRA Custody Agreement and Service Charges

The IRA plan provides that the Distributor will furnish custodial services either as agent for Washington Mutual Bank or as the named custodian. There are set annual fees for IRA plans per participant unless made under an employer-sponsored plan, in which case the custodial fee is negotiable. If custodial fees are not paid annually by separate check, shares will automatically be liquidated to cover such fees.

Unless participants elect otherwise, any capital gain distributions and income dividends are reinvested on the ex-dividend date in full and fractional shares of the Fund at net asset value.

IRA Bonuses

"IRA Bonuses" may periodically be credited to IRA accounts for contributions, transfers and/or rollovers. Payments will be made at a uniform rate determined by the Distributor or its affiliates and will be based on the value of the rollovers and/or transfers. IRA Bonuses are not paid by the applicable Fund.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

Each Fund intends to continue to conduct its business and maintain the necessary diversification of assets and source of income requirements to qualify as a diversified management investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund so qualified during the 1997 fiscal year. As a result, under Subchapter M of the Code, each Fund is accorded conduit or "pass through" treatment for federal income tax purposes during each year in which it (i) derives at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and Foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies;
(ii) distributes at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any of net short-term capital gains over net long-term capital losses for such year; and (iii) diversifies its holdings so that, at the end of each fiscal quarter, at least 50% of the market value of the Fund's assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In addition, until the start of a Fund's first tax year beginning after August 5, 1997, each Fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company and be accorded "pass through" treatment. Furthermore, if each Fund distributes 98% of its ordinary income and capital gain net income for each calendar year, plus any retained amount from the prior year, it will not be subject to excise tax on undistributed amounts. Each Fund intends to distribute such amounts as necessary to avoid federal income and excise taxes.

Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities, including losses carried forward from prior years. Pursuant to the Taxpayer Relief Act of 1997, two different tax rates apply to net capital gains (that is, the excess of net gains from capital assets held for more than one year over net losses from capital assets held for more than one year) distributed to shareholders. One rate (generally 28%) applies to the gain on capilal assets held for more than one year but not more. Because long-term capital gain distributions reduce the value of the shares, losses may occur upon subsequent sale. Special holding period requirements may make the losses long-term rather than short-term under the Code.

Advice as to the tax status of each year's dividends and distributions will be mailed annually to each shareholder. Shareholders are urged to consult their own tax advisors regarding specific questions about federal, state and local taxes. Shareholders not subject to tax on their income will not be required to pay tax on amounts distributed to them.

Income dividends and capital gain distributions recorded and made shortly after a purchase of shares by an investor will have the effect of reducing the net asset value per share by the per share amount of the distribution. They are, nevertheless, subject to income taxes despite the fact that this is, in effect, a return of capital.

INVESTMENT PRACTICES

 Tax-Exempt

Congressional legislation allows income received by the Fund which is excludable from gross income under the Code to retain its status as exempt from federal income tax when distributed to Fund shareholders as exempt-interest dividends. This allowance is based on the Fund holding 50% of the value of its total assets in obligations the interest on which is exempt from federal income tax, at each quarter end of its fiscal year. Exempt-interest dividends, such as those deriving from interest earned by the Fund on municipal bonds, is not includable by shareholders in their respective gross incomes for federal income tax purposes. Net interest income received by the Fund from other obligations (e.g., certificates of deposit, commercial paper, and obligations of the United States government, its agencies or instrumentalities) and net short-term capital gains realized by the Fund, if any, will be taxable to shareholders as ordinary income. Section 265 of the Code in effect provides that interest on indebtedness (and associated expenses) used to purchase or carry exempt interest obligations is not deductible. In addition, interest on indebtedness incurred or continued to purchase or carry shares of a fund which distributes exempt-interest dividends is not deductible.

Interest on certain "private activity" bonds (referred to as "qualified bonds" in the Code) is subject to the federal alternative minimum tax ("AMT"), although the interest continues to be excludable from gross income for other purposes. Interest from private activity municipal obligations is a tax preference item for the purposes of determining whether a taxpayer is subject to AMT and the amount of AMT tax to be paid, if any. Private activity obligations issued after August 7, 1986, to benefit a private or industrial user or to finance a private facility are affected by this rule. In addition, exempt-interest dividends attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" to such substantial users. It is the current position of the staff of the Securities and Exchange Commission that income from municipal obligations that is a preference item for purposes of the AMT is not deemed to be "tax-exempt." Under this position, at least 80% of the funds' income distributions would have to be exempt from the AMT as well as exempt from federal taxes.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio would be affected. Additionally, the Fund would re-evaluate its investment objective and policies and consider changes in the structure of the Fund.

State and Local Tax Aspects

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several state and local taxing authorities vary with respect to the taxation of such interest income and each holder of shares of the Fund is advised to consult his or her own tax advisor in that regard. Upon request, the Fund will report the state-by-state percentages of federally tax-exempt interest received during the preceding year.

Government and Income

Under the Internal Revenue Code, dividends from net investment income (including realized net short-term capital gains, if any) are taxable to Fund investors as dividend income. Since the net investment income of these two Funds is normally derived from interest income, not dividends from domestic corporations, these Funds' dividends are generally not eligible for the dividends received deduction for corporate shareholders owning shares of either of these Funds.

For federal tax purposes, carryovers of realized loss on investments of Government and Income may be applied against capital gains realized in future years. This has the effect of reducing capital gain distributions the Funds may otherwise be required to make.

All Funds

The Funds' management aims to achieve these objectives through the use of a flexible investment policy. Management attempts to anticipate market conditions and places emphasis on economic changes. Portfolio investments are adjusted in accordance with management's evaluation of changing market risks. Thus, the relative proportion of various types of securities held may vary significantly.

Government

The investment objectives of the Fund are to seek as high a level of current income as is considered consistent with safety and liquidity. It is a fundamental policy of the Fund to invest in the following securities:

1. Obligations issued or guaranteed by the full faith and credit of the United States government: U.S. government obligations are issued by the Treasury and include bills, certificates of indebtedness, notes, bonds, and obligations secured by the full faith and credit of the U.S. government issued by agencies including, but not limited to, the Small Business Administration, the Farmers Home Administration, the Federal Deposit Insurance Corporation, the D.C. Armory Board, the Export Import Bank, the Federal Housing Authority, the General Services Administration, the Washington Metropolitan Transit Authority, the Department of Housing and Urban Development, and the Private Export Funding Corporation.

2. Government National Mortgage Association ("GNMA") certificates of the modified pass-through type: these GNMA certificates are debt securities issued by a mortgage banker or other mortgagee and represent an interest in one or a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. GNMA guarantees the timely payment of monthly installments of principal and interest on modified pass-through certificates at the time such payments are due, whether or not such amounts are collected by the issuer of these certificates on the underlying mortgages. (The Fund does not propose to invest in GNMA certificates of the straight pass-through type in which the payment of principal and interest on a timely basis is not guaranteed.) The Fund may purchase GNMAs on an immediate cash delivery basis or on a when-issued/future delivery basis. GNMAs and forward commitments are further discussed in the Fund's prospectus.

3. Collateralized Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits (REMICs) owned by the Fund represent ownership in underlying GNMA certificates. They differ from pass-through securities in that principal and interest from the underlying mortgages is made sequentially rather than pro-rata. Generally, there are multiple classes of ownership providing for successively longer expected average maturities. CMOs and REMICs may be used to manage prepayment risk.

The Fund will adjust its portfolio as considered advisable in view of prevailing or anticipated market conditions and the Fund's investment objective. Accordingly, the Fund may sell portfolio securities in anticipation of a rise in interest rates and anticipation of a decline in interest rates (see Brokerage Allocations and Portfolio Transactions). The portfolio maturity should approximate 7 to 12 years under normal circumstances.

Income

As discussed in the prospectus, the Fund may invest in debt and convertible debt securities (payable in U.S. funds) which have a rating within the four highest grades as determined by Standard & Poor's (AAA, AA, A, or BBB) or Moody's Investors Service, Inc. (Aaa, Aa, A or Baa). Under present commercial bank regulations, bonds rated in these categories generally are regarded as eligible for bank investment. Securities rated BBB or Baa may have speculative characteristics. Up to 20% of the Fund's total assets may be invested in debt securities, convertible debt securities, preferred stocks, and convertible preferred stocks which are not rated within the four highest grades by Standard & Poor's or Moody's. The Fund may invest in issues rated CCC (Standard & Poor's) or Caa (Moody's) or better, or non-rated obligations which the Adviser believes to be of comparable quality. This practice may involve higher risks, but the Adviser will only use such practices if it believes the income and yield is sufficient to justify such risks. See Appendix B for a detailed description of these ratings.

Although no more than 20% of the Fund's total assets may be invested in "high-yield" securities (i.e., not rated among the four highest grades and sometimes referred to as "junk" bonds), these securities, whether rated or unrated, may be subject to greater market fluctuations and risks of loss of income and principal than the lower yielding, higher-rated, fixed-income securities which comprise most of the Fund's portfolio. Risks of high-yield securities include: (i) limited liquidity and secondary market support; (ii) substantial market price volatility resulting from changes in prevailing interest rates; (iii) subordination to the prior claims of banks and other senior lenders; (iv) the operation of mandatory sinking fund or call/redemption provisions during periods of declining interest rates whereby the Fund may reinvest premature redemption proceeds in lower yielding portfolio securities; (v) the possibility that earnings of the issuer may be insufficient to meet its debt service; and (vi) the issuer's low creditworthiness and potential for insolvency during periods of rising interest rates and economic downturn.

The Fund will not directly purchase common stocks. However, it may retain up to 10% of the value of its total assets in common stocks acquired either by conversion of fixed-income securities or by the exercise of warrants or rights attached thereto. A percentage restriction on investment or utilization of assets for the Fund is adhered to at the time the investment is made. A later change in percentage resulting from changing values or a change in any rating of a portfolio security will not be considered a violation.

The Fund considers electric utilities, electric and gas utilities, gas utilities, and telephone utilities to be separate industries and may at times invest more than 25% of its assets in utilities as a whole. In view of such possible concentration in these industries, an investment in the Fund should be made with an understanding of their characteristics and the risks which such an investment may entail. General problems of the utility industries include the difficulty in obtaining an adequate return on invested capital, in spite of frequent increases in rates which have been granted by the public service commissions having jurisdiction, the difficulty in financing large construction programs during an inflationary period, the restrictions on operations and considerations, the difficulty in obtaining fuel from electric generation at reasonable prices, the difficulty in obtaining natural gas for resale and the effects of energy conservation.

Federal, state and municipal governmental authorities may, from time to time, review existing and impose additional regulations governing the licensing, construction and operation of nuclear power plants. Any delays in the licensing, construction and operation of nuclear power plants or the suspension of operations of such plants which have been or are being financed by proceeds of certain obligations held in the portfolio may affect the payment of interest on or the repayment of principal amount of such obligations. The Fund is unable to predict the ultimate form any such regulations may take or the impact such regulations may have on the obligations of the portfolio.

The Adviser believes that in many instances foreign securities provide a higher yield than securities of domestic issuers with similar maturities. Therefore, such securities should enhance the Adviser's ability to fulfill the investment objective of "providing a high level of current income." Foreign investments generally, however, have risk elements which exceed those of comparable domestic securities. Among these risk elements are potentially reduced domestic marketability of such securities, the lower reserve requirements generally mandated for overseas banking operations, the possible impact of interruptions in the flow of international currency transactions, potential political and social instability or expropriation, imposition of foreign taxes, less government supervision of issuers, difficulty in enforcing contractual obligations, and lack of uniform accounting standards. All trading activities will be conducted on U.S. securities markets. The Fund will purchase foreign securities only when the Adviser feels incremental returns from the same are sufficient to justify assuming these increased risks. In all cases, foreign investments will be payable in U.S. dollars.

Under present regulatory policies, including those of the board of governors of the Federal Reserve System and the Securities and Exchange Commission, the Fund may lend its portfolio securities to member firms of the New York Stock Exchange. Any such loans would be required to be secured continuously by collateral in cash or cash equivalents maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. During the existence of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive the interest on investment of the collateral. The Fund would not have the right to vote the securities during the existence of such a loan but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, any such loans would be made only to firms deemed by the Fund's management to be of good standing, and only when, in its judgment, the consideration which could be earned currently from such a loan would justify the attendant risk.

No such loans are in existence at the present time. If, in the future, the management of the Fund determines to make securities loans, it is intended that the value of portfolio securities loaned would not exceed 50% of total assets. In addition, it is intended that the payments received on such loans, including amounts received during the existence of such a loan on account of interest and dividends on the securities loaned, would not exceed in aggregate 10% of the Fund's annual gross income (without offset for realized capital losses) unless counsel for the Fund determines that such amounts are qualifying income under federal income tax provisions applicable to regulated investment companies.

Tax-Exempt

In seeking its objectives, the Fund will, under normal market conditions, invest substantially all (at least 80%) of its portfolio in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("municipal bonds" or "tax-exempt securities"). As a defensive measure during times of adverse market conditions, up to 50% of the Fund's portfolio may be invested in short-term investments described in the Prospectus.

The Fund may invest no more than 10% of its total assets in other investment companies which invest in tax-exempt securities. No more than 5% of the Fund's total assets may be invested in a single investment company nor may the Fund purchase more than 3% of the total voting securities of a single investment company. The Adviser will reduce its advisory fees on such investments to offset management fees paid to the other investment company.

The foregoing restrictions and other limitations discussed herein will apply only at the time of purchase of securities and will not be considered violated unless an excess occurs or exists immediately after and as a result of an acquisition of securities.

In the event the Fund acquires illiquid assets as a result of the exercise of a security interest relating to municipal bonds, the assets will be disposed of as promptly as possible.

In addition to these policies, each Fund is subject to investment restrictions which cannot be changed without approval of a majority of outstanding shares. These restrictions are discussed under "Investment Restrictions." There are no significant investment policies that can be changed without shareholder approval.

In pursuit of the Funds' investment objectives, they may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period, subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than 102% of their repurchase price, including accrued interest earned on the underlying securities. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Fund's ability to dispose of the underlying securities. The Adviser, acting under the supervision of the Boards of Directors, reviews the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the collateral is maintained at the required level. To limit risk, repurchase agreements maturing in more than seven (7) days will not exceed 10% of the total assets of the Fund.

Municipal Bonds

Municipal bonds include obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general operating expenses and the obtaining of funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity for sewage or solid waste disposal. Such obligations are included within the term municipal bonds if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal bonds, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors.

The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's ("S&P") represent their opinions as the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal bonds with the same maturity, coupon and rating may have different yields while bonds of the same maturity and coupon with different ratings may have the same yield. See Appendix B for a detailed description of these security ratings.

Only under exceptional circumstances would the Fund invest up to 25% of its total assets in municipal obligations rated from Ba to Caa (Moody's) or BB to CCC (Standard & Poor's). Obligations which carry these ratings are considered speculative with respect to their capacity to pay interest and repay principal, the danger of default may also be present. Such debt instruments may have some quality and protective elements, but they are subject to major risk exposures under adverse conditions. The Adviser currently has no intention to purchase obligations of this nature.

The commercial paper ratings of A-1 by Standard & Poor's and P-1 Moody's are the highest commercial paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings. See Appendix B for a detailed description of these security ratings.

Subsequent to its purchase by the Fund, an issue of municipal bonds or other investments may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligations from the Fund's portfolio, but the Adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by Standard & Poor's or Moody's for municipal bonds or other investments may change as a result of changes in such organizations, or changes in their rating systems, the

Fund will attempt to use comparable rating as standards for its investments in accordance with the investment policies contained herein.

INVESTMENT RESTRICTIONS

While many decisions of the Adviser depend on flexibility, there are several principles so fundamental to each Fund's philosophy that neither they, nor the investment objective, may be changed without a vote of a majority of the outstanding shares of that Fund.

Each Fund may not:

 .    invest more than 5%* of its total assets in any single issuer other than
     U.S. government securities, except that up to 25% of a Fund's assets may be invested without regard to this 5% limitation;
 .    acquire more than 10%* of the voting securities of any one company;
 .    invest in any company for the purpose of management or exercising control;
 .    invest in real estate or commodities;
 .    invest in oil, gas or other mineral leases;

 .    invest in securities restricted under federal securities laws;

 .    invest more than 20%* of its assets in forward commitments;

 .    invest more than 25%* of its assets in any single industry;**

 .    invest more than 15%* of its net assets in illiquid securities;

 .    buy foreign securities not payable in U.S. dollars;

 .    buy securities on margin, mortgage or pledge its securities, or engage in
     "short" sales;

 .    invest more than 5%* of its net assets in warrants including not more than
     2%* of such net assets in warrants that are not listed on either the New York Stock Exchange or American Stock Exchange; however, warrants acquired in units or attached to securities may be deemed to be without value for the purpose of this restriction;
 .    act as underwriter of securities issued by others;

 .    borrow money for investment purposes (it may borrow up to 5% of its total assets for emergency, non-investment purposes);
 .    lend money (except for the execution of repurchase agreements);

 .    buy or sell put or call options;

 .    issue senior securities.

Government may not:

 .    invest less than 80%* of its assets in obligations guaranteed by the U.S.
     government or in repurchase agreements or collateralized mortgage obligations secured by these obligations.

Tax-Exempt may not:

 .    buy or hold securities which directors or officers of the Fund or its
     Adviser hold more than .50% of the outstanding securities.

Government and Income may not:

 .    invest in other investment companies (except as part of a merger).

Government and Tax-Exempt may not:

 .    buy common stocks or other equity securities except that Tax-Exempt may invest in other investment companies.

 * Percentage at the time the investment is made.

** It is a policy of Income to consider Electric Utilities, Electric and Gas Utilities, Gas Utilities, and Telephone Utilities to be separate industries. The Fund also considers foreign issues to be a separate industry. It is a policy of Tax-Exempt to apply this restriction only to its assets in non-municipal bond holdings, pollution control revenue bonds and industrial development revenue bonds. These policies may result in increased risk.

Proposed Changes to Investment Restrictions

It is expected that, subject to approval by shareholders, there will be certain changes in the fundamental investment restrictions to the Funds.

Each Fund would be permitted to:

 .    invest in securities that have been issued in accordance with the provisions of Rule 144A.

Government would be permitted to:

 .    invest in debt securities issued by U.S. government agencies

 .    invest up to 33 1/3% in dollar rolls.

Income would be permitted to:

 .    invest up to 35% in below investment grade bonds.

 .    purchase securities denominated in currencies other that the U.S. Dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. Dollar.

 .    invest in up to 10% of assets in foreign currency transactions, interest rate futures and real estate investment trusts.

 .    invest up to 33 1/3% in dollar rolls.

Tax-Exempt would be permitted to:

 .    invest up to 35% in below investment grade or nonrated securities.

 .    invest in interest rate futures.

PERFORMANCE INFORMATION

Yield

Each Fund's current yield used in advertising is calculated by dividing net investment income per share (annualized) for a stated 30-day period by the Fund's maximum offering price (including, in the case of Class A shares, the 4.5% maximum sales charge) at the end of the period. Yields will generally be lower for Class B shares than Class A shares because of the higher distribution expenses incurred by Class B shares. Yields will be quoted for each class of shares in any advertisement presenting the yield of either class.

Interest income for yield purposes is calculated by computing interest income based on standardized methods applicable to mutual funds. In general, interest income is reduced on a daily basis with respect to bonds trading at a premium over par value by a portion of that premium, or increased similarly with respect to bonds trading at a discount.

Because yield accounting methods differ from the methods used for other accounting purposes, a Fund's yield may not equal the income paid to your account or the income reported in the financial statements.

Government

The Fund's yield for the 30 days ended December 31, 1996, was calculated based on the following formula:

                                                          Class A       Class B
Yield = 2{((a-b)/cd + 1)6-1}                              5.1%          5.08%

Where:

a = interest income earned during the period              $   792,121   $ 16,588
b = expenses accrued during the period                    $   110,584   $  4,403
c = daily average number of shares eligible to receive
  dividends during the period                              13,287,624    278,242
d = maximum offering price at 12/31/96                    $     10.90   $  10.46

Income

The Fund's yield for the 30 days ended [December 31, 1996], was calculated based on the following formula:

                                                       Class A        Class B

Yield = 2{((a-b)/cd + 1)6 -1}                          5.95%           5.34%

Where:

a = interest income earned during the period           $   514,275     $ 41,626
b = expenses accrued during the period                 $    73,041     $ 10,813
c = daily average number of shares eligible to
  receive dividends during the period                    9,453,739      764,076
d = maximum offering price at [12/31/97]                      $   9.53       $   9.17

Tax-Exempt

The Fund's yield for the 30 days ended [December 31, 1997], was calculated based on the following formula:


                                                       Class A         Class B
Yield = 2{((a-b)/cd + 1)6 -1}                          4.28%           3.56%

Where:

a = interest income earned during the period           $   873,985     $ 21,818
b = expenses accrued during the period                 $   122,541     $  6,821
c = daily average number of shares eligible to
  receive dividends during the period                   26,029,100      649,655
d = maximum offering price at 12/31/96                        $   8.16       $   7.83

Taxable-Equivalent Yield

Taxable-equivalent yield is calculated by dividing the Fund's tax-exempt current yield by the number one minus a particular income tax rate. For example, the Class A current yield for the 30 days ended December 31, 1996, would result in a 7.09% taxable-equivalent yield at the 39.6% tax rate according to the following calculation: 4.28% divided by (1.00 - .396) =7.09%. The Class B taxable-equivalent yield at the 39.6% tax rate for the 30 days ended December 31, 1995 was 5.89%.

From time to time, the Fund may present illustrations of the relationship between various tax-exempt yields and taxable yields for various tax brackets.

Distribution Rate

Each Fund may quote a distribution rate in sales literature. The distribution rate is calculated by dividing the actual ordinary income dividends per share (annualized) over a one-month or twelve-month period by the maximum offering price at the end of the period. The distribution rates for Government Class A, Class B [and Class S] shares for the month ended December 31, 1996, were 5.83% and 5.06%, respectively. The distribution rates for Income Class A and Class B shares for the month ended December 31, 1997, were 6.28% and 5.56%, respectively. The distribution rates for Tax-Exempt Class A and Class B shares for the month ended December 31, 1997, were 4.91% and 4.07%, respectively. Generally, a Fund's distribution rate reflects amounts of net investment income actually paid to shareholders while yield reflects the earning power of the fund's portfolio (net of expenses).

Total Returns

Except as otherwise noted, total returns quoted in advertising include the effect of applicable sales charges, reinvesting dividends and capital gain distributions (at net asset value), and any change in net asset value per share over the period. The following total returns reflect the maximum 4.5% initial sales charge for Class A shares and the contingent deferred sales charge appropriate to the period for Class B shares. Class B shares redeemed at the end of a full year are assessed the following year's contingent deferred sales charge. Class B returns assume contingent deferred sales charges of 3% for one year and 1% since March 1994.

Average annual total returns are calculated by determining the change in value of a hypothetical investment over a stated period of time and then calculating the annual compounded rate of return that would have produced the same result had the rate of growth or decline in value been constant over the entire period.

Cumulative total return is the simple change in value of a hypothetical investment over a stated period of time. The cumulative total return may be quoted as a percentage or a dollar amount and may be presented numerically or in a table, graph, or similar illustration.

No Class I or Class S shares were outstanding as of [December 31, 1997].


                           Periods Ended December 31, 1996
                                1 Year     5 Years   10 years
Average Annual Total Return

Government, Class A             (1.60)%      5.09%     7.24%

Government, Class B             (1.31)%      5.57%

Income, Class A                 (0.64)%      6.47%     7.72%

Income, Class B                 (0.31)%      6.76%

Tax-Exempt, Class A             (1.53)%      5.94%     6.74%

Tax-Exempt, Class B             (1.32)%      5.34%*


Cumulative Total Return
Government, Class A             (1.60)%     28.18%   101.11%

Government, Class B             (1.31)%     16.12%*

Income, Class A                 (0.64)%     36.83%   110.36%

Income, Class B                 (0.31)%     19.77%*

Tax-Exempt, Class A             (1.53)%     33.43%    91.93%

Tax-Exempt, Class B             (1.32)%     15.45%


* Class B shares' total returns from the commencement of public offering on March 30, 1994.

The total returns are calculated as follows:

Average annual total return: ERV = P(1+A)/n/
 Cumulative total return (as a percentage): T = (ERV-P)/P

Where:

  P = a hypothetical initial investment of $1,000
  A = average annual total return
  T = total return
  n = number of years
  ERV = ending redeemable value of a $1,000 hypothetical investment

Comparative Performance Data

Fund literature may occasionally refer to information about the Fund which is published by mutual funds rating services. Comparisons to fund performance may be made to various market, economic or other indices. Industry publications may also be referred to from time to time.

BROKERAGE ALLOCATIONS AND PORTFOLIO TRANSACTIONS


Under terms of the Investment Management Agreements, Composite Research & Management Co. acts as agent for each Fund in entering orders with broker-dealers to execute portfolio transactions and in negotiating commission rates where applicable. Decisions as to eligible broker-dealers are approved by the president of the Trust.


In executing portfolio transactions and selecting broker-dealers, the Adviser shall use its best efforts to seek, on behalf of each Fund, the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience and execution capability of a broker-dealer, and the amount of the commission and the value of any brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker-dealer.


The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund . This commission may be in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may commit to pay commission dollars to brokers or financial institutions for specific research materials or products that it considers useful in advising the Funds and/or its other clients. Research services furnished to the Adviser include, for example, written and electronic reports analyzing economic and financial characteristics, telephone conversations between brokerage securities analysts and members of the Adviser's staff, and personal visits by such analysts, brokerage strategists and economists to the Adviser's office.

Some of these services are of value to the Adviser in advising clients, although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid to the Adviser is not reduced because it receives those services, even though it might otherwise be required to purchase these services for cash.

The staff of the Securities and Exchange Commission has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the Adviser believes that the facilities, expert personnel and technological systems of a broker often enable the Funds to secure a net price by dealing with a broker that is as good as or better than the price the Funds could have received from a principal market maker, even after payment of the compensation to the broker. The Adviser places its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.




None of the brokers with whom the Funds deal have any interest in the Adviser or the Distributor. The Distributor did not execute any portfolio orders for the Funds during the fiscal year, nor did the Distributor or the Adviser receive any direct or indirect compensation as a result of portfolio transactions of the Funds. Shares may be sold by brokers who execute portfolio transactions for the Trust; however, no brokerage fees will be allocated for such sales.

The Funds intend to actively manage the portfolio to take advantage of anticipated movements in the general level of interest rates and temporary disparities in the normal yield relationship between two securities. While such portfolio management may result in the sale of securities held for a short period of time, it is anticipated that the annual portfolio turnover rate will not generally exceed 100% (excluding turnover of securities having a maturity of one year or less).

The net asset value of the shares of an open-end investment fund investing primarily in fixed-income securities changes as the general level of interest rates fluctuate. When interest rates decline, the market value of a portfolio invested in higher yields can be expected to rise. Conversely when interest rates rise, the market value of a portfolio invested in higher yields can be expected to decline.

GENERAL INFORMATION


 Voting Privileges


  Although the Funds are not required to hold annual meetings of their shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

Custodian

The securities and cash owned by each Fund are held in safekeeping by Investors Fiduciary Trust Company ("IFTC"), 127 West 10th, Kansas City, MO 64105. IFTC is a wholly owned subsidiary of State Street Bank. The custodian's responsibilities include collecting dividends, interest and principal payments on each Fund's investments.



Independent Public Accountants


The firm of LeMaster & Daniels PLLC, Certified Public Accountants, has been selected as the independent public accountants of each Fund. LeMaster & Daniels performs audit services for each Fund including the examinations of the financial statements included in annual reports to shareholders, which are incorporated by reference into this statement of additional information.

Portfolio Manager Commentary

In communications with the public, portfolio managers may discuss the economic outlook for each Fund, which might include a discussion of specific securities in which the Fund may invest, and/or specific characteristics of each investment portfolio.

Registration Statement


This statement of additional information and the Prospectus do not contain all of the information set forth in the registration statements each Fund has filed with the Securities & Exchange Commission. Complete registration statements may be obtained from the Securities & Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS AND REPORTS


Semiannual and annual reports are issued to shareholders. The annual reports include audited financial statements. The Trusts' annual report to shareholders dated [December 31, 1996], which is incorporated by reference into this statement of additional information, may be obtained without charge by contacting the Trusts.

                                  APPENDIX A



                         SPECIMEN PRICE MAKE-UP SHEET

                   COMPOSITE U.S. GOVERNMENT SECURITIES FUND
                             COMPOSITE INCOME FUND
                           COMPOSITE TAX-EXEMPT FUND
                               December 31, 1997



                              GOVERNMENT      INCOME      TAX-EXEMPT

Assets                       $141,639,195   $94,019,168  $212,991,303

Liabilities                  $    517,201   $   239,890  $  4,119,520

Net Assets                   $141,121,994   $93,779,278  $208,871,783

Class A Shares

Net Assets                   $138,159,478   $86,657,040  $203,606,240

Shares Outstanding           $ 13,204,217   $ 9,467,260  $ 26,002,410

Net Asset Value Per Share          $10.46         $9.15         $7.83

Maximum Offering Price
(Net Asset Value
Per Share / 9425/10000)            $10.90         $9.53         $8.16

Class B Shares
Net Assets                   $  2,962,516   $ 7,122,238  $  5,265,543

Shares Outstanding           $    283,151   $   776,973  $    672,375

Net Asset Value and
 Offering Price Per Share          $10.46         $9.17         $7.83

                                  APPENDIX B


                        DESCRIPTION OF SECURITY RATINGS


Moody's Investors Service, Inc. (Moody's)

Corporate and Municipal Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack out- standing investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


 Standard & Poor's (S&P)
      Corporate and Municipal Ratings

AAA: Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only to a small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C: Debt rated BB, B, CCC, CC, and C is regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, or economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy has been filed but debt service payments are continued.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition of debt service payments are jeopardized.

Commercial Paper

A1 and Prime 1 commercial paper ratings issued by Moody's Investors Services, Inc. (Moody's) and Standard & Poor's (S&P) are the highest ratings these corporations issue.

Among factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which maybe inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparation to meet such obligations.

Commercial paper rated A1 by S&P has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A1, A2 or A3.

ABSENCE OF RATING:

Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to quality of the issue. Should no rating be assigned, the reason may be one of the following:

1.        An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3.        There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published.

                      STATEMENT OF ADDITIONAL INFORMATION


                             DECEMBER _____, 1997


                          COMPOSITE MONEY MARKET FUND


    A CHOICE OF MONEY MARKET FUNDS DESIGNED TO MEET SEVERAL INVESTOR GOALS


                         601 W. MAIN AVENUE, SUITE 300
                            Spokane, WA 99201-0613
                            Telephone: 509-353-3550
                           Toll free:   800-543-8072


COMPOSITE MONEY MARKET FUND: ("Money Market") is designed to provide maximum current income while preserving capital and maintaining liquidity. The Fund pursues this objective through investment in high-quality money market instruments.


COMPOSITE TAX-EXEMPT MONEY MARKET FUND: ("Tax-Exempt") is designed to provide maximum current income exempt from federal income tax while preserving capital and allowing liquidity. The Fund pursues this objective through investment in high-quality, short-term municipal obligations


  This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus (the "Prospectus") of Money Market and Tax-Exempt (the "Funds"), each a series of The Composite Funds (the "Trust"), Dated December ___, 1997, which can be obtained without charge by contacting the Fund at the above address.


TABLE OF CONTENTS


                              Page                                        Page
                              ----                                        ----
The Fund and its Management                Investment Practices

Distribution Services                      Investment Restrictions
How Shares Are Valued                      Performance Information
How Shares Can Be                          Brokerage Allocations and
  Purchased                                    Portfolio Transactions
Redemption of Shares                       General Information

Exchange Privilege                         Financial Statements and
Services Provided by the Fund                  Reports

Tax-Sheltered Retirement Plans               APPENDIX A
Dividends, Capital Gain                    Appendix B
  Distributions and Taxes



  THE FUND AND ITS MANAGEMENT

THE INVESTMENT ADVISER


As discussed under "Who We Are" in the Prospectus, the Funds are managed and investment decisions are made under the supervision of Composite Research & Management Co. (the "Adviser"). Decisions to buy, sell, or hold a particular security are made by an investment team of the Adviser, subject to the control and final direction of the Board of Trustees.


Composite Research & Management Co. is Adviser for the five investment companies (currently 36 separate portfolios) in the "Composite Funds," namely: The Composite Funds, Consisting of Composite Bond & Stock Fund, Composite Growth & Income Fund, Composite Income Fund, Composite Tax-Exempt Bond Fund, Composite Money Market Fund, Composite Tax-Exempt Money Market Fund, Composite U.S. Government Securities Fund and Composite Northwest Fund; The [Sierra] Trust Funds, consisting of Short Term High Quality Bond Fund, Growth Fund, Emerging Growth Fund, International Growth Fund, California Municipal Fund, California Insured Intermediate Municipal Fund, California Money Fund, Florida Insured Municipal Fund and Target Maturity 2002 Fund; [Sierra] Prime Income Fund; and [Sierra] Asset Management Portfolios, consisting of Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio. In addition, the Advisor serves as investment adviser of [Sierra] Variable Trust, Consisting of Global Money Fund, Short Term High Quality Bond Fund, U.S. Governmental Fund, Corporate Income Fund, Growth and Income Fund, Growth Fund, Emerging Growth Fund, International Growth Fund, Capital Growth Portfolio, Growth Portfolio, Balanced Portfolio, Value Portfolio and Income Portfolio. The Adviser also provides investment advice to institutional clients.


INVESTMENT MANAGEMENT SERVICES


Management fees and services performed by the Adviser are discussed under "The Cost of Good Management" in the Prospectus. The present Investment Management Agreements (the "Agreements") between each Fund and the Adviser to furnish suitable office space, research, statistical and investment management services to each Fund were approved by shareholders. These Agreements continue in effect from year-to-year provided their continuation is specifically approved at least annually by the Board of Trustees (including a majority of the Trustees who are not parties to, OR "Interested persons," as defined in the Investment Company act of 1940, of parties to, the Agreements) by votes cast in person at a meeting called for the purpose of voting on such approval; or by vote of a majority of the outstanding shares of each Fund. The Agreements can be terminated by either party on sixty (60) days' notice, without penalty, and each provides for automatic termination upon its assignment.


Under the provisions of the Investment Company Act of 1940 and as used elsewhere in the Prospectus and this Statement of Additional Information, the phrase
"vote of the majority of the outstanding shares of the Fund" means the vote at any meeting of shareholders of (a) 67% or more of the shares present at such meeting, if the shareholders of more than 50% of the outstanding shares are present or represented by proxy; or (b) more than 50% of the outstanding shares, whichever is less.





In payment for its services, the Adviser receives a monthly fee from the Funds equal to .45% per annum computed on average daily net assets of The first $1 billion and .40% on such assets in excess of $1 billion. Prior to July 1, 1995, the fee was .50% of average daily net assets. Fees paid to the Adviser during the fiscal years ended December 31, 1996, 1995 and 1994 for Money Market were $916,867, $688,617 and $635,990, Respectively. Fees paid during 1996, 1995 and
1994 for Tax-Exempt were $139,482, $143,292 and $168,779, respectively.


The Agreements require that, should the expenses of the Funds (excluding taxes, interest, portfolio brokerage and the .75% Class B and Class S Distribution fee) exceed in any fiscal year 1.5% of the average net assets of the Funds up to $30 million and 1% of average net assets over $30 million, it will reimburse the Funds for such excess. No reimbursements were required by these Agreements during 1996, 1995 and 1994.

Under the terms of the Agreements, the Funds are required to pay fees of Trustees not employed by the Adviser or its affiliates, custodial expenses, brokerage fees, taxes, auditing and legal expenses, costs of issue, transfer, registration or redemption of shares for sale, costs relating to disbursement of dividends, shareholder meetings, shareholder reports and the maintenance of The Funds' shareholder existence.


The Adviser, Murphey Favre Securities Services, Inc. (the "Transfer Agent"), and Composite Funds Distributor, Inc. (the "Distributor") jointly agreed to reimburse Tax-Exempt for a portion of its expenses during 1996, 1995 and 1994. Such reimbursements and waivers may continue at their discretion. Additionally, effective September 1, 1995, the Transfer Agent agreed to waive shareholder servicing fees for accounts below $1,000 and the Distributor reimbursed printing and postage expenses attributable to these accounts. Money Market's expense waivers and reimbursements totaled $202,612 during 1996. Amounts waived and reimbursed to Tax-Exempt for the years ended December 31, 1996, 1995 and 1994 totaled $47,274, $57,104 and $55,629, respectively.

Investment decisions for the Funds are made independently of those for other Composite Funds. However, the Adviser may determine that the same security is suitable for more than one of the Funds. If more than one of the Funds is simultaneously engaged in the purchase or sale of the same security, the transactions are allocated as to price and amount in accordance with a formula considered to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, it is believed that the ability to participate in volume transactions may provide better executions for each Fund. It is the opinion of the Board of Trustees that these advantages, when combined with the personnel and facilities of the Adviser's organization, outweigh possible disadvantages which may exist from participation in simultaneous transactions.


The Trust has adopted a code of ethics that is intended to prevent access persons from conducting personal securities transactions that interfere with Fund portfolio transactions or otherwise take unfair advantage of their relationship with the Funds. In general, the personal securities transactions of individuals with access to information regarding Fund portfolio transactions must be pre-cleared by the Adviser's Compliance Officer and must not occur when similar transactions are contemplated by a Fund.

GLASS-STEAGALL


The Glass-Steagall Act, among other things, generally prohibits member banks of the Federal Reserve System from engaging to any extent in the business of issuing, underwriting, selling or distributing securities and generally prohibits management interlocks and affiliations between member banks and companies engaged in certain activities. In a Statement of Policy dated September 1, 1982, the Federal Deposit Insurance Corporation concluded that the investment restrictions of the Glass-Steagall Act do not apply to banks or their affiliates if the banks are not members of the Federal Reserve System. Neither Washington Mutual Bank [Great Western nor American Savings Bank] is a member bank. The Adviser has advised the Fund that, in its view, the Glass-Steagall Act does not prohibit the activities of the Adviser and that it may perform the services for the Fund contemplated by the Investment Management Agreements without violation of the Glass-Steagall Act or other applicable banking laws or regulations.



TRUSTEES AND OFFICERS OF THE FUNDS


The Board of Trustees is elected by the shareholders of the Trust, including the Funds. Interim vacancies may be filled by the current Trustees so long as at least two-thirds were previously elected by shareholders. The Board has responsibility for the overall management of the Funds, including general supervision and review of their investment activities. The Trustees, in turn, elect the officers of the Trust who are responsible for administering the fund's day-to-day operations. Trustees and officers of the Trust and their business experience for the past five years are set forth below. Unless otherwise noted, the address of each officer is 601 W. Main Avenue, Suite 300, Spokane, Washington
99201-0613.

WAYNE L. ATTWOOD, MD


  Trustee
2931 S. Howard
Spokane, Washington 99203

Dr. Attwood is a retired doctor of internal medicine and gastroenterology in Spokane, Washington.

KRISTIANNE BLAKE


  Trustee
705 W. 7th, Suite D
Spokane, Washington 99204

Mrs. Blake is president of Kristianne Gates Blake, PS, an accounting services firm specializing in personal financial planning and tax planning.

*ANNE V. FARRELL


  Trustee
425 Pike Street, Suite 510
Seattle, Washington 98101


Mrs. Farrell is president and CEO of The Seattle Foundation (a charitable foundation). In addition, she serves as a Trustee of Washington Mutual, Inc.

*MICHAEL K. MURPHY


  Trustee
PO Box 3366
Spokane, Washington 99220-3366


Mr. Murphy is Chairman and CEO of CPM Development Corporation (a holding company which includes Central Pre-Mix Concrete Company). In addition, he serves as a Trustee of Washington Mutual, Inc.


*WILLIAM G. PAPESH


President and Trustee


Mr. Papesh is president and a Trustee of the Adviser and Transfer Agent, and an executive vice president and a director of the Distributor.

DANIEL L. PAVELICH

  Trustee
Two Prudential Plaza
180 North Stetson Avenue, Suite 4300
Chicago, Illinois 60601

Mr. Pavelich is Chairman and CEO of BDO Seidman, a leading national accounting and consulting firm.

JAY ROCKEY


  Trustee
2121 - Fifth Avenue
Seattle, Washington 98121

Mr. Rockey is Chairman and CEO of The Rockey Company (a regional public relations firm).

RICHARD C. YANCEY


  Trustee
535 Madison Avenue
New York, New York 10022

Mr. Yancey is senior advisor to Dillon, Read & Co., Inc. (a registered broker-dealer and investment banking firm), New York, New York.


*These Trustees are "interested persons" of the Funds as that term is defined in the Investment Company Act of 1940 because they are either affiliated persons of the Funds, its Adviser, or Distributor.

GENE G. BRANSON
Vice President
601 West Main Avenue
Spokane, Washington 99201


Mr. Branson is a senior vice president and director of the Distributor and the Transfer Agent and a vice president and director of the Adviser.

MONTE D. CALVIN, CPA
Vice President and Treasurer


Mr. Calvin is an executive vice president of the Transfer Agent and serves as the chief financial officer of the Fund.

JEFFREY L. LUNZER, CPA
Assistant Treasurer

Mr. Lunzer is a vice president of the Transfer Agent.









JOHN T. WEST, CPA


Clerk

Mr. West is a vice president of the Transfer Agent.


The Funds paid no remuneration to any of its officers, including Mr. Papesh during the year ended December 31, 1996. The Funds and other Composite Funds paid trustees' fees during the year ended December 31, 1996, in the amounts indicated below. /(1)/


                                                    TOTAL
TRUSTEE                 MONEY MARKET  TAX-EXEMPT  COMPLEX/(2)/
WAYNE L. ATTWOOD, MD          $1,265      $1,265       $15,000

KRISTIANNE BLAKE              $1,265      $1,265       $15,000
EDWIN J. MCWILLIAMS           $1,265      $1,265       $15,000
JAY ROCKEY /(3)/              $1,265      $1,265       $15,000
RICHARD C. YANCEY             $1,178      $1,178       $14,000



/(1)/ Amounts shown in the table reflect amount paid by the predecessor by each series of The Composite Funds. For more information wee "Who we are" in the prospectus.


/(2)/ Each Trustee serves in the same capacity for each Fund of  the other
      Composite Funds (five companies) comprising 36 individual investment portfolios.


/(3)/ Mr. Rockey is Chairman and CEO of THE Rockey Company, a public relations firm which has received revenue from the Funds and Washington Mutual, Inc., parent company of the Adviser, TRANSFER AGENT and Distributor, during the 1996 fiscal year.


As of March 31, 1997, officers, Trustees and their immediate families as a group owned of record and beneficially 2,598,452 shares of Money Market and 326,223 Shares of Tax-Exempt which in both cases amounted to 1% of the outstanding shares of the respective Funds. On that date no individual owned of record or beneficially more than 5% of the outstanding voting securities in the Funds.


Kristianne Blake, *Anne V. Farrell, *Michael K. Murphy, and Daniel L. Pavelich serve as members of the Board's audit committee. The committee meets periodically with the Fund's independent accountants and officers to review accounting principles used by the Funds and the adequacy of the Funds' internal controls.


The investment committee performs interim functions for the Board of Trustees including dividend declaration and portfolio pricing matters. Members are *Anne
V. Farrell, *Michael K. Murphy, and Richard C. Yancey.


The valuation committee is comprised of any two Trustees or officers of the Trust and one or more portfolio managers, as designated by the Trust chairman, president or vice president/treasurer. The committee is called upon to value any security held by the Funds whenever the security cannot otherwise be valued under the Trust's guidelines for valuation.


Responsibilities of the Board's nominating committee include preparing for and recommending replacements for any vacancies in the Board and initial review of policy issues regarding the size, composition, and compensation of the Board. Members of the nominating committee are Wayne L. Attwood, MD, Daniel L. Pavelich, and Jay Rockey.


The Board's distribution committee is responsible for reviewing distribution activities and 12b-1 expenditures to determine that there is a reasonable likelihood the 12b-1 plan will benefit each

Fund and its shareholders. The committee meets at least annually and is responsible for making recommendations to the Board regarding renewal or changes to the distribution plan. Committee members are Wayne L. Attwood, MD, Kristianne Blake, Jay Rockey, and Richard C. Yancey.


*These Trustees are "interested persons" of the Trust as that term is defined in the Investment Company Act of 1940, because they are either affiliated persons of the Trust, its Adviser, or Distributor.

DISTRIBUTION SERVICES

12B-1 PLAN


As discussed in the Prospectus under "The Cost of Good Management," the Trustees have approved a plan for Class A, Class B and Class S shares of each Fund (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, which provides that investment companies may pay distribution expenses, directly or indirectly, according to a plan adopted by the Board of Trustees.


Under the existing Plan, the Fund may reimburse the Distributor for Class A shareholder servicing expenses, including the cost of printing and distributing prospectuses (to other than current shareholders), statements of additional information and other promotional and sales literature, compensation to sales personnel for their services, and reimbursement to the Distributor for the direct and indirect cost of furnishing services of its personnel to assist in the entire shareholder servicing process but excluding general and administrative expenses.


The annual reimbursement allowed by the Plan and authorized by the Trustees for such Class A distribution expenses may not exceed .15% of a Fund's average daily net assets attributable to Class A shares. Distribution expenses incurred in Money Market in 1996 were .01% of average daily net assets. No distribution expenses were incurred by the Tax-Exempt. Trustees accepted a proposal by the Distributor to limit distribution expenses to .07% in Money Market but reserve the right to increase future expenses to the maximum limit. Money Market reimbursed the Distributor $20,720 for distribution expenses incurred on behalf of the Fund during 1996. Of this amount, $8,115 was paid for printing and $12,605 was for other distribution-related expenses. During 1995 and 1994, Tax-Exempt reimbursed the Distributor $8,754 and $29,207, respectively.


Because the distribution fee for Class B shares, the distribution fee for Class S shares and distribution fee under the proposed distribution plan for Class A shares are not tied directly to the Distributor's expenses, the amount of compensation may be more or less than its actual expenses. For this reason, those plans are characterized by the staff of the Securities and Exchange Commission as being "compensation" plans -- in contrast to the existing Class A "reimbursement" plan. The Funds are not liable for any expenses incurred by the Distributor in excess of the amount of compensation it receives.


Under the Plan, each Fund compensates the Distributor with a distribution fee at an annual rate of .75% of the Funds' average daily net assets attributable to Class B and Class S shares and a service fee at an annual rate of .25% of such assets. During 1996, Money Market and Tax-Exempt compensated the Distributor $1,270 and $16, respectively, for the sale of Class B shares. During 1995, Money Market and Tax-Exempt compensated the Distributor $702 and $11, respectively, for the sale of CLass B shares.

  Under the Plan, the Distributor will report at least quarterly to the Board of Trustees the amounts and purposes of all distribution expense payments. The continuance of the Plan, as required by Rule 12b-1, the selection and nomination of the Trustees who are not "interested persons," as defined in the Investment Company act of 1940, of the Trust will be at the discretion of such disinterested Trustees then in office.


  The Plan has been approved unanimously by the Trustees including a majority of the disinterested Trustees who have no direct or indirect interest in the Plan ("Qualified Trustees"). The Plan will remain in effect for one year, may be terminated at any time by a vote of a majority of the Disinterested Trustees or by a vote of a majority of the outstanding voting securities of the applicable class of the applicable Fund and may be renewed from year to year thereafter only if approved by a vote of Qualified Trustees.

DISTRIBUTOR


The Distributor purchases shares of each Fund in a continuous offering to fill orders placed with it by investors and investment dealers. It purchases shares at net asset value and resells shares at the offering price in accordance with terms of the Distribution Contract with the Trust. The offering price may include a sales charge as discussed in the Prospectus under "How to buy shares." Each Fund receives the entire net asset value of all of its shares sold. The Distributor or designated dealer retains their appropriate portion of any initial sales charge. The Distributor pays sales commissions to dealers from its own resources for Class B and Class S sales and retains contingent deferred sales charge payments. The Distributor acts in a similar capacity for all other Composite Funds.


The Distributor has not received any contingent deferred sales charges from the redemption of Class A shares. During the fiscal year ended December 5, 1996, the Distributor received contingent deferred sales charge payments of $5,275 and $0 upon redemption of Class B shares of Money Market and Tax-Exempt, respectively. No brokerage fees were paid by the Funds to the Distributor during the year, but the Distributor may act as broker on Fund purchases and sales should it become a member of a securities exchange.


No Class I or CLass S shares of the Funds were outstanding prior to October 31, 1997.

The Funds bear the cost of registering their shares with federal and state securities commissions and printing prospectuses and statements of additional information sent to its existing shareholders. The

Distributor pays for information intended for potential shareholders but may defray some or all of those expenses with revenues received from the Funds under the Distribution Plan for such expenses applicable to Class A shares.

TRANSFER AGENT


The Transfer Agent furnishes necessary personnel and other transfer agent services required by each Fund. The Shareholders Service Contract was originally approved by shareholders.


Money Market paid the sums of $410,863, $268,265 and $259,630, during 1996, 1995 and 1994, respectively, for these services. During the 1996, 1995 and 1994 fiscal years, Tax-Exempt paid $26,696, $32,355 and $37,138, respectively, for these services.


At the date of this Statement of Additional Information, each Fund's monthly shareholder servicing fee was $1.85 per account for the first 25,000 accounts, $1.55 per account thereafter for Class A accounts, $1.95 per account for the first 25,000 Class B accounts and $1.65 per each Class B account thereafter, [$ ] for each Class I account and [$ ] for each Class S account in each Fund. The transfer agent has agreed to waive its fees for all accounts with a balance of under $1,000. All requests for transfer of shares should be directed to the Trust or to the Transfer Agent.

HOW SHARES ARE VALUED


Please see "The value of a single share" in the Prospectus for more information. (See "Appendix A" for a specimen price make-up sheet).


Management of the Trust has designed procedures which it believes will stabilize each Fund's net asset value per share for the purposes of distribution, redemption, and repurchase at a single value of $1.00. In the event that, on any business day, either Fund's net asset value per share substantially deviates (exceeds 1/2 of 1 percent) from $1.00, that Fund may (in lieu of reducing the net asset value below $1.00 per share) apply net income to the extent available and, if not sufficient, that Fund will reduce the number of shares outstanding in order to maintain a net asset value per share of $1.00. Investment securities are valued at cost as adjusted for amortization of premiums and discounts where applicable. The Board of Trustees regularly and routinely monitors amortized cost value assigned to these securities to insure that carrying value approximates market valuation.

HOW SHARES CAN BE PURCHASED


Information concerning the purchase of shares is discussed under "How to buy shares" in the Prospectus. Shares in each class of the Funds are sold in a continuous offering at a net asset value of $1.00 per share on any regular business day. There is no initial sales charge on Class A shares.

Class B shares may be subject to a contingent deferred sales charge for shares purchased by exchange as discussed in the prospectus.

Class I shares are sold exclusively to the various portfolios of [Sierra] Asset Management Portfolios.

Class B shares may be purchased directly only by investors who, at the time of the purchase, already maintain a Class S account. Class S shares are sold without an initial sales charge but are subject to a contingent sales charge if redeemed within six years of purchase. The current contingent deferred sales charge is shown in the Prospectus.

Investments made by an agent or fiduciary (such as a bank trust department, investment adviser, broker or employee benefit or retirement plan) pursuant to a periodic investment plan may have the minimum purchase requirements on initial and subsequent investments waived. The funds further intend to waive the minimum purchase requirements for directors, officers and employees of Washington Mutual, Inc. and its affiliates (including the Adviser, the Distributor, and the Transfer Agent ), as well as Trustees and officers of the Trust, or to any trust, pension, profit-sharing or other benefit plan for such persons. The foregoing privilege also will be extended to directors, officers and employees (including their benefit plans), of other companies which enter into selling arrangements with the Distributor. Persons may also invest in the Trust by purchasing shares with the assistance of non-affiliated broker-dealers, who may charge a fee to investors for their service. All investments will be credited to investors' accounts in full and fractional shares carried to the second decimal place. The Trust reserves the right to reject any order. Certificates for full shares will be issued at no cost upon written request only. No certificates will be issued to accounts having telephone redemption or draft (check) writing privileges.

REDEMPTION OF SHARES


Investors may withdraw all or any portion of collected funds credited to their account in the Funds at any time. Such withdrawal constitutes a redemption of shares which will occur at the net asset value of $1.00 after receipt of the redemption request at the Trust's office prior to 1:00 p.m. Pacific time as described below.


DRAFT (CHECK) WITHDRAWAL


Investors may elect to withdraw funds from their account by writing drafts (similar to checks) on an account established by the Distributor. The distributor shall have the right to select the bank at which the account will be maintained. This arrangement does not establish an account for investors with the depository institution.


Investors must indicate their preference for the draft-writing privilege on the new account application or other forms required by the Transfer Agent. All drafts must be signed exactly as the account is registered. Joint registrants may authorize one registrant to sign.


Upon request, each Fund will provide each investor with forms of drafts which may be made payable in any amount of $500 or more. Investors using the drafts to make withdrawals from the account will continue to earn income on the amount of the draft until the item is presented to the Trust. Processing of these drafts will be subject to the rules and regulations of the bank maintaining the account.

Draft-writing will constitute instruction and authorization to the Trust, as agent, to redeem the indicated amounts from the investor's account. All drafts presented are subject to the approval of the Trust and will not be paid unless the investor's account has sufficient collected balances. The bank maintaining the account will not provide immediate cash for drafts presented by investors, and clearance time may be as much as ten business days. Although other banks receiving a draft for deposit generally will process it as a regular check, they also may not provide immediate credit.


There is currently no charge for the maintenance of this draft privilege, but each Fund reserves the right, at any time and without notice, to impose charges or to terminate this privilege.


General Redemption Information


Investors may withdraw all or any portion of their account upon written request [and upon the return of any outstanding stock certificates to the Trust.] Signatures on the request must correspond with those on the account application and must be guaranteed by party acceptable to the Trust.


In each of the above cases, sufficient full and fractional shares will be redeemed to cover the amount of money withdrawn. Accounts registered in the name of institutions, corporations, and fiduciaries may require additional documentation prior to any withdrawal. Please contact the Trust if your account is carried in one of these registration forms.


Investors should be certain that adequate shares and collected balances are in their account to cover any redemption request. Requests for the withdrawal of amounts in excess of account balances will be automatically dishonored. Purchases made by cashier's check, certified funds, or bank wire are available for immediate redemptions.


The right of redemption may be suspended or the date of payment postponed: (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings); (b) when trading in the markets a Fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that disposal of the Fund's investments or determination of its Fund's net asset value is not reasonably practicable; or (c) for such other periods as the commission by order may permit to protect the Fund's investors. In the event of suspension of the right to redeem, investors may withdraw their redemption request or receive payment based upon the net asset value computed upon the termination of the suspension.

EXCHANGE PRIVILEGE

Shareholders may exchange shares of their funds for the same class of shares in another of Composite fund. In addition, Class B shares may be exchanged for Class S shares, and Class S shares may be exchanged for Class B shares of [Sierra] Asset Management Portfolios. A brief discussion of such privileges is in the Prospectus under "Exchanges for Other Composite Funds." Exchanges will be made at the respective net asset values in effect on the date of such exchange. Shares previously subject to an initial sales charge may be exchanged without incurring any additional initial or contingent deferred sales charge. Exchanged Class B and Class S shares will continue to be subject to contingent deferred sales charges according to the schedule applicable to the originally purchased shares. Sales charges are fully explained in the prospectuses of the applicable funds. Any gains or losses realized on an exchange should be recognized for federal income tax purposes, as required. This privilege is not an option or right to purchase securities but is a revocable privilege permitted under the present policies of each of the Funds. This privilege is not available in any state or other jurisdiction where the shares of the fund into which the exchange is to be made are not available for sale, or when the value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.





An investor may exchange some or all of his shares in a Fund for the same class of any other Composite Funds. These currently include:


COMPOSITE FUNDS

I. Composite Bond & Stock Fund: primary objective is continuity of income and conservation of capital with long-term growth a secondary objective.

II. Composite Growth & Income Fund: primary objective is long-term growth of principal with current income a secondary objective.

III. Composite Northwest Fund: designed to provide long-term growth of capital by investing in a broadly diversified portfolio of common stocks selected from companies located or doing business in the Northwest.


IV. Composite U.S. Government Securities Funds: primary objective is to provide a high level of current income, consistent with safety and liquidity, by investing in U.S. government-backed securities.


V. Composite Income Fund: primary objective is current income with preservation of principal a secondary consideration.


VI. Composite Tax-Exempt Bond Fund: primary objective is as high a level of current income exempt from federal income taxes as is consistent with prudent investment risk and protection of capital. (Not allowed for IRAs)

VII. Composite Money Market Fund: invests in high grades of money market instruments for maximum current income, while preserving capital and allowing liquidity.


VIII. Composite Tax-Exempt Money Market Fund: invests in high-quality, short-term municipal obligations for maximum current income exempt from federal income tax while preserving capital and allowing liquidity. (Not allowed in IRAs)


IX. Sierra Asset Management Portfolios: a group of five asset allocation funds that invest within specified ranges in shares of other Composite
      Funds.


X. Sierra Prime Income Fund ("SPIF"): primary objective is to provide a high level of current income consistent with preservation of capital. The Fund will seek to achieve its objective by investing in a professionally managed portfolio of interests in floating or variable rate senior loans made primarily to U.S. corporations, partnerships and other entities.


XI. Sierra Short Term High Quality Bond: designed to provide as high a level of current income as is consistent with prudent investment management and stability of principal.


XII. Sierra Growth Fund: primary objective is long-term capital appreciation through investing primarily in common stock of U.S., multinational and foreign companies of all sizes that offer potential for growth.


XIII. Sierra Emerging Growth Fund: designed for long-term capital appreciation by investing primarily in equity securities.


XIV. Sierra International Growth Fund: designed for long-term capital appreciation by investing primarily in equity securities of foreign issuers.


XV. Sierra California Municipal Fund: primary objective is to provide as high a level of current income that is excluded from gross income for federal income tax purposes and is exempt from California State personal income tax as is consistent with prudent investment management and preservation of capital.


XVI. Sierra California Insured Intermediate Municipal Fund: designed to provide California investors with as high a level of current income exempt from federal and California State income tax as is consistent with prudent investment management and preservation of capital.


XVII. Sierra California Money Fund: designed to maximize current income that is excluded from gross income for federal tax purposes and is exempt from California State personal income taxation, consistent with safety of principal and maintenance of liquidity.


XVIII. Sierra Florida Insured Municipal Fund: primary objective is to seek as high a level of current income, exempt from federal income tax, as is consistent with the prudent investment management and preservation of capital, and to offer shareholders the opportunity to own shares the value of which is exempt from Florida intangible personal property tax.


XIX. Sierra Target Maturity 2002 Fund: designed to provide as high a level of return by December 31, 2002 as is consistent with preservation of capital at the end of the target maturity year and, therefore, current income consistent with creditworthiness of the U.S. Treasury securities.


SERVICES PROVIDED BY THE FUNDS

SYSTEMATIC WITHDRAWAL PLAN


As described in the Prospectus, each Fund offers a Systematic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this plan are reinvested in additional shares. Shares will be redeemed at the close of business on or about the 25th day of each month preceding payment, and payments will be mailed within three business days thereafter.


The Systematic Withdrawal Plan may involve the use of principal and is not a guaranteed annuity. Payments under such a plan do not represent income or a return on investment but instead are made from the redemption of Fund shares. Naturally, withdrawals that continually exceed reinvested dividend income will eventually exhaust the account.





A Systematic Withdrawal Plan may be terminated at any time by directing a written request to the Trust or the Transfer Agent. Upon termination, all future dividends and capital gain distributions will continue to be reinvested in additional shares unless a shareholder requests otherwise.


TAX-SHELTERED RETIREMENT PLANS (MONEY MARKET ONLY)


As described in the Prospectus, shares of Money Market may be purchased as an investment medium for various tax-sheltered retirement plans. The amounts of contributions to such plans are generally limited by the Internal Revenue Code. Each of these plans involves a long-term commitment of assets, and participants may be subject to possible regulatory penalties for excess contributions, premature distributions, or insufficient distributions after age 70 1/2.

QUALIFIED RETIREMENT PLANS


Self-employed individuals (as sole proprietors or partnerships) or corporations may wish to purchase Fund shares in a retirement plan. Investors may obtain information regarding these plans by contacting a Representative or the Trust.

INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)

IRA contributions are invested when received. However, individuals establishing a new IRA plan may rescind their plan within seven days. In the event of such termination, their entire purchase price will be refunded by the Distributor provided they notify the Distributor of their desire to rescind the purchase. Termination during the seven-day period through regular redemption rather than through rescission will result in adverse tax consequences. Internal Revenue Service regulations prohibit revocation of rollover contributions. Any losses derived through rescission will be absorbed by the Distributor.

Persons who request information regarding IRA plans will be provided with application forms and information regarding eligibility and permissible contributions.

IRA CUSTODY AGREEMENT AND SERVICE CHARGES

The IRA plan provides that the Distributor will furnish custodial services either as agent for Washington Mutual Bank or as the named custodian. There are set annual fees for IRA plans per participant unless made under an employer-sponsored plan, in which case the custodial fee is negotiable. If custodial fees are not paid annually by separate check, shares will automatically be liquidated to cover such fees.


Unless participants elect otherwise, any capital gain distributions and income dividends are reinvested on ex-dividend date in full and fractional shares of the Fund at net asset value.

IRA BONUSES


IRA Bonuses may periodically be credited to IRA accounts for contributions, transfers and/or rollovers. Payments will be made at a uniform rate determined by the Distributor or its affiliates and will be based on the value of the rollovers and/or transfers. IRA Bonuses are not paid by the Fund.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES


Each Fund intends to continue to conduct its business and maintain the necessary diversification of assets and source of income requirements to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund so qualified during the

1997 fiscal year. As a result, under Subchapter M of the Code, each Fund is accorded conduit or "pass through" treatment for federal income tax purposes during each year in which it (i) derives at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; (ii) distributes at least 90% of the sum of its taxable net investment income, its net tax-exempt income, and the excess, if any, of net short-term capital gains over net long-term capital losses for such year; and
(iii) diversifies its holding so that, at the end of each fiscal quarter, at least 50% of the market value of the Fund's assets is represented by cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and not more than 25% of the value of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses. In addition, until the start of a Fund's first tax year beginning after August 5, 1997, each Fund must derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock or securities and certain options, futures contracts, forward contracts and foreign currencies) held for less than three months in order to qualify as a regulated investment company and be accorded "pass through" treatment. Furthermore, if each Fund distributes 98% of its ordinary income and capital gain net income for each calendar year, plus any retained amount from the prior year, it will not be subject to excise tax on undistributed amounts. Each Fund intends to distribute such amounts as necessary to avoid federal income and excise taxes.

MONEY MARKET


Under the Code, dividends from net investment income (including realized net short-term capital gains, if any) are taxable to the Funds' investors as dividend income. Since the Fund's net investment income is derived from interest income, not dividends from domestic corporations, the Fund's dividends are not eligible for the 70% corporate dividends received deduction. Dividends may also be subject to state and local taxes.

TAX-EXEMPT FUND


Income received by the Fund that is excludable from gross income under the Code retains its exempt status after it is distributed to shareholders as exempt-interest dividends. This allowance is based on the Fund holding 50% of the value of its total assets in obligations the interest on which is exempt from Federal income tax at each quarter end of its fiscal year. Exempt-interest dividends, such as these deriving from interest earned by the Fund on municipal bonds, is not includable by the shareholders in their respective gross incomes for federal income tax purposes. Net interest income received by the Fund from other obligations (e.g., certificates of deposit, commercial paper, and obligations of the U.S. government, its agencies or instrumentalities) and net short-term capital gains realized by the Funds, if any, will be taxable to shareholders as ordinary income. Dividend distributions are calculated and recorded daily and distributed on the last day of each month under the "actual earned" method. Under this method, the portion of each distribution which is tax-exempt may vary. Any reinvestments will be taxed to the shareholder in the same manner as if they had been distributed.

Section 265 of the Code in effect provides that interest on indebtedness incurred, and expenses associated therewith, or used to purchase or carry obligations with tax-exempt interest is not deductible. In addition, interest on indebtedness incurred or continuing to purchase or carry shares of the Fund is not deductible.

Interest on certain "private activity" bonds (referred to as "qualified bonds" in the Code) is subject to the federal alternative minimum tax ("AMT"), although the interest continues to be excluded from gross income for other purposes. Interest from private activity municipal obligations is a tax preference item for the purposes of determining whether a taxpayer is subject to AMT and the amount of AMT to be paid, if any. Private activity obligations issued after August 7, 1986, to benefit a private or industrial user or to finance a private facility are affected by this rule. In addition, exempt-interest dividends attributable to interest received on certain private activity obligations and certain industrial development bonds will not be tax-exempt to any shareholders who are "substantial users" of the facilities financed by such obligations or bonds or who are "related persons" to such substantial users. It is the current position of the staff of the Securities and Exchange Commission that income from municipal obligations that is a preference item for purposes of the AMT is not deemed to be "tax-exempt." Under this position, at least 80% of the FUNDS'S income distributions would have to be exempt from the AMT as well as exempt from federal taxes.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds. It can be expected that similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of the Fund's portfolio would be affected. Additionally, the Fund would re-evaluate its investment objective and policies and consider changes in the structure of the Fund.

The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such interest income and each holder of shares of the Fund is advised to consult his or her own tax advisor in that regard. Upon request, the Fund will report the source of tax-exempt income by state. Shareholders are urged to consult their own tax advisors regarding specific questions about federal, state and local taxes.

INVESTMENT PRACTICES


MONEY MARKET


Investment objectives and policies of Money Market are described in the Prospectus. The investment objective of the Fund is to provide a high level of current income while at the same time preserving capital and maintaining liquidity. It is a fundamental policy of the Fund to invest only in the following money market instruments which at the time of purchase mature within 397 days:

1. Obligations issued or guaranteed by the United States government or any agency or instrumentality thereof. U.S. government obligations are issued by the Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. government are established under the authority of an act of Congress and include, but are not limited to: the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks and the Federal National Mortgage Association.

2. Obligations of domestic and foreign banks having total assets in excess of 500 million U.S. dollars as of the date of their most recently published financial statement:

     Certificates of deposit are receipts issued by a bank in exchange for the deposit of funds. The bank agrees to pay the amount deposited, plus interest, to the bearer of the receipt on the date specified on the certificate. Because the certificate is negotiable, it can be traded in the secondary market before maturity. Certificates of deposit purchased by the Fund will not be fully insured.

     Bankers' acceptances are time drafts drawn on a U.S. bank by an exporter or importer to obtain a stated amount of funds to pay for specific merchandise or, less frequently, foreign exchange. The draft is then "accepted" by the U.S. bank (the drawee) which in effect unconditionally guarantees to pay the face value of the instrument on its maturity date. The face of the instrument specifies the terms and the nature of the underlying transaction.


     Letters of credit are issued by U.S. banks and authorize the beneficiary to draw drafts upon such U.S. banks for acceptance payment under specified conditions. All of the securities in the Fund and income thereon are payable in U.S. dollars.


3. Commercial paper (unsecured short-term notes of indebtedness issued by business and banking firms to finance their short-term needs) purchased by the Fund will consist only of direct obligations which, at the time of their purchase, are (a) rated in the two highest ratings by Moody's Investors Service, Inc. or by Standard & Poor's , or (b) issued by companies having an outstanding unsecured debt issue currently rated A or better by Moody's or by Standard & Poor's (see "Appendix B").

4. Short-term corporate obligations which at the date of investment are rated A or better by Moody's or by Standard & Poor's (see "Appendix B").


5. Repurchase agreements: The Fund may acquire an underlying debt instrument for a relatively short period (usually not more than one business day) subject to an obligation of the seller to repurchase and the Fund to sell the instrument at a fixed price. In the event the seller defaults on his agreement to repurchase the instrument, the Fund may suffer a loss because of a decline in the value of the underlying debt instrument. The Fund will enter into repurchase agreements only with domestic banks or recognized money market securities dealers, with respect to any of the above-mentioned securities. To limit risk, repurchase agreements maturing in more than seven days will not exceed ten percent of the total assets of the Fund. The Fund requires daily valuation of the underlying debt instrument for any repurchase agreement maturing in more than one (1) business day and requires that the market value of the collateral be maintained at a minimum of 102 percent of the current value. The Fund maintains constructive possession of the securities through a safekeeping arrangement with parties who qualify as custodians under Section 17(f) of the Investment Company Act of 1940.


The Fund will invest less than 25% of its assets in bank obligations, including foreign banks and foreign branches of U.S. domestic banks. These investments involve risks that are different in some respects from an investment in an investment company which invests only in debt obligations of U.S. domestic issuers. Among the items to be considered are possible differences in foreign versus domestic reserve regulations, future political and economic developments, the possible imposition of withholding taxes on interest income payable on the securities, the possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on the foreign bank obligations. Foreign reserve requirements are lower than domestic ones, and currency blockage may develop which may prevent the Fund from moving the proceeds of its investments out of foreign countries. Any foreign bank obligations purchased will be readily marketable at the time of purchase; however, such marketability and corresponding liquidity may change at any time.


TAX-EXEMPT FUND


Investment objectives and policies of the Tax-Exempt Fund are described in the Prospectus. The investment objective of the Fund is to provide maximum current interest income which is exempt from federal income taxes while at the same time preserving capital and maintaining liquidity. It is a fundamental policy of the Fund to invest only in municipal obligations which at the time of purchase mature within 397 days.

1. Municipal commercial paper represents very short-term, unsecured, negotiable promissory notes issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of Tax anticipation notes ("TANs"), Bond anticipation notes ("BANs"), Revenue anticipation notes ("RANs") or Project notes ("PNs").


2. Tax anticipation notes ("TANs") are issued by state and local governments to finance their current operations. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

3. Bond anticipation notes ("BANs") are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet the obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

4. Revenue anticipation notes ("RANs") are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

5. Project notes (PNs) are issued on behalf of local authorities at auctions conducted by the United States Department of Housing and Urban Development to raise funds for federally sponsored urban renewal, neighborhood development and housing programs. PNs are backed by the full faith and credit of the federal government through agreements with local authorities which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the PN. Ordinarily, PNs are repaid by rolling over the notes, or from the proceeds of new bonds or other securities, which are issued to provide permanent financing.


Certain municipal obligations may carry variable or floating interest rates. Variable rate instruments bear interest at rates which are readjusted at periodic intervals so as to cause the instruments' market value to approximate par. Floating rate instruments bear interest at rates which vary automatically with changes in specified market rates or indices, such as the bank prime rate. The Fund may invest in variable and floating rate instruments even if they carry stated maturities in excess of 397 days, but only if the period to the next interest change is less than 397 days. The Fund will only purchase these instruments if there is a secondary market for such instruments or if they carry demand features permitting the Fund to redeem upon notice of seven days or less at par, or both. The Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affect the ability of the issuer to pay the instrument at par value.


Although the ultimate maturity of such variable rate obligations may exceed 397 days, Tax-Exempt will treat the maturity of each variable rate demand obligation, for purposes of computing its dollar-weighted average fund maturity, as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount upon demand, or (ii) the period remaining until the next interest rate adjustment.


The Fund may invest no more than 10% of its total assets in other investment companies which invest in tax-exempt securities. No more than 5% of the Fund's total assets may be invested in a single investment company nor may the Fund purchase more than 3% of the total voting securities of a single investment company. The Adviser will reduce its advisory fees on such investments to offset management fees paid to the other investment company.

GENERAL POLICIES


The Funds may attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover. This turnover may (but in the opinion of management should not) adversely affect the Funds since it does not usually pay brokerage commissions when it purchases short-term debt obligations.


Because of the many factors which influence fluctuations in the market value of securities owned by the Funds, including economic trends, government actions and regulations and international monetary conditions, there can be no assurance that the Funds' objectives will be achieved because of market risks inherent in all investments. The Trust believes, however, that through professional management, the prospects for investment success are enhanced.

INVESTMENT RESTRICTIONS

While many decisions of the Adviser depend on flexibility, there are several principles so fundamental to the Fund's philosophy that neither they, nor the investment objective, may be changed without a vote of a majority of the outstanding shares of the Fund.


Each Fund may NOT:

 .    invest in common stocks or other equity securities;
 .    borrow money for investment purposes, except that it may borrow up to 5%
     of its total assets in emergencies, and that it may borrow up to 33 1/3% of such assets to meet redemption requests that would otherwise result in the untimely liquidation of vital parts of its portfolio;
 .    buy securities on margin, mortgage or pledge its securities, or engage in
     "short" sales;
 .    buy or sell options;
 .    act as underwriter of securities issued by others;
 .    buy securities subject to restrictions on sale (except in connection with repurchase agreements);
 .    buy or sell real estate, real estate investment trust securities, commodities, or oil, gas and mineral interests;
 .    lend money, except in connection with repurchase agreements and for investments made in accordance with Fund policies discussed in the prospectus;
 .    issue senior securities;
 .    invest more than 5%* of its total assets in the securities of any single issuer (except for the United States government, its agencies or instrumentalities);
 .    invest more than 25%* of its total assets in securities of issuers in any single industry;

 .    invest more than 10%* of its net assets in illiquid securities; and
 .    invest in companies for the purpose of exercising control.


Money Market ONLY may NOT:

 .    invest in other investment companies (except as part of a merger).

 Tax-exempt ONLY may NOT:

 . invest more than 20%* of its assets in obligations that pay interest subject to federal alternative minimum tax.

*  Percentage at the time the investment is made.


Proposed changes to Investment Restrictions


It is expected that, subject to approval by shareholders, there will be certain changes in the fundamental investment restrictions to Money Market.


Each Fund would be permitted to:


 . invest in securities that have been issued in accordance with the provisions of Rule 144A.


Money Market would be permitted to:


 .   Invest in asset-backed securities within the definition of commercial paper, subject to the same credit quality information and rating levels set for commercial paper;
 .   invest in securities offered by foreign governments, their agencies and instrumentalities, and supranationals like the World Bank;
 .   invest in obligations of foreign financial institutions, including brokerage, finance and insurance companies;

PERFORMANCE INFORMATION

YIELD


The current yield for each class of shares within each Fund is determined by dividing the net change, exclusive of capital changes, in a hypothetical account for a given seven calendar day period, by the value of the account at the beginning of the period. The resulting base period return is multiplied by 365 divided by seven. The effective yield is determined by compounding for 365 days the base period return divided by seven. The results are expressed as a percentage and yield figures are carried to the nearest hundredth of one percent.


Class A:   share yields for the seven-day period ended December 31, 1996:


                                                        Money Market  Tax-Exempt
                                                        ------------  ----------

Ending account value
  (includes the value of any additional shares purchased with         $1.000934331  $1.000655500
   dividends from the original share, and all dividends declared on both the original share and any such additional shares)

Less beginning account value                                          $1.000000000  $1.000000000

Net Change in Account Value                                           $ .000934331  $ .000655500

Base Period Return: Money Market
  (Net Change in Account Value) $  .000934331  =                        .000934331
---------------------------------------------
  (Beginning Account Value)      $1.000000000

Current Yield = .000934331 x 365/7                                            4.87%
Effective Yield =
  Current Yield compounded for 365 days =                                     4.99%

Base Period Return: Tax-Exempt
  (Net Change in Account Value) $ .000655500  =                         .000655500
---------------------------------------------
  (Beginning Account Value)     $1.000000000

Current Yield = .000655500 x 365/7                                            3.42%
Effective Yield =  Current Yield compounded for 365 days =                    3.48%






Class B:  share yields for the seven-day period ended on December 31, 1996:


                                                                     Money Market    Tax-Exempt
                                                                    --------------  -------------
Ending account value
  (includes the value of any additional shares purchased with        $ 1.000764469  $1.000474410
   dividends from the original share, and all dividends declared on both the original share and any such additional shares)

Less beginning account value                                           1.000000000   1.000000000

Net Change in Account Value                                          $  .000764469  $ .000474410

Base Period Return: Money Market Funds
  (Net Change in Account Value) $.000764469 =                           .000764469
---------------------------------------------
  (Beginning Account Value)   $ 1.000000000

Current Yield = .000764469 x 365/7 =                                          3.99%
Effective Yield =
  Current Yield compounded for 365 days =                                     4.07%

Base Period Return: Tax-Exempt Funds
  (Net Change in Account Value) $.000474410 =                           .000474410
---------------------------------------------
  (Beginning Account Value)     $1.000000000

Current Yield = .00047441 x 365/7 =                                           2.47%
Effective Yield =
Current Yield compounded for 365 days =                                       2.50%


As of October 31, 1997 there are no Class I or Class S shares outstanding.

Among the factors determining yields are portfolio quality, type of investments, operating expenses, the relative amount of new money coming into the portfolio and the portfolio maturity.


Publishing the above yields as of a given period provides investors with a basis for comparing each Fund's yield with that of other managed funds and with the yields on savings accounts and money market instruments (which are normally stated on the basis of a full year's interest). In making any such comparisons care must be taken to consider the differences of the investment media, as well as the differences in the methods of computing yields.


Neither Fund's yield is fixed, nor is principal guaranteed. Yields fluctuate daily and the annualization of rates is not a representation by the Fund as to what an investment in either Fund will actually yield for any given period.


The weighted average maturity as of December 31, 1996, for the Money Market Funds was 18 days; for the Tax-Exempt Funds it was 64 days.


Tax-equivalent yield for the Tax-Exempt is calculated by dividing the Fund's current yield or effective yield by the number one minus a stated income tax rate. For example, the Fund's Class A share effective yield of 3.48%, for the seven day period ended December 31, 1996, would result in a tax-equivalent yield of 5.76%, at the maximum federal tax rate of 39.6%: 3.49% divided by (1.00 -
 .396) = 5.76%.

From time to time, Tax-Exempt may present illustrations of the relationship between tax-exempt yields and taxable yields at various tax rates.


BROKERAGE ALLOCATIONS AND FUND TRANSACTIONS


Portfolio securities are normally purchased directly from the issuer or from an underwriter or a market maker for money market instruments. Usually no brokerage commissions are paid by the Fund for these purchases. Purchases from underwriters of portfolio securities include a concession paid by the issuer to the underwriter and the purchase price paid to market makers for money market instruments may include the spread between the bid and asked price.


Under the terms of the Investment Management Agreements, Composite Research & Management Co. acts as agent for the Fund in entering orders with broker-dealers to execute portfolio transactions and in negotiating commission rates where applicable. Decisions as to eligible broker-dealers are approved by the president of the Trust.


In executing portfolio transactions and selecting broker-dealers, the Adviser uses its best efforts to seek, on behalf of each Fund, the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser may consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the size of the transaction, the timing of the transaction, the reputation, financial condition, experience and execution capability of a broker-dealer, and the amount of the commission and the value of any brokerage and research services, (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by a broker-dealer.


The Adviser is authorized to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Adviser to the Funds and/or other accounts over which the Adviser exercises investment discretion. The Adviser may commit to pay commission dollars to brokers or financial institutions for specific research materials or products that it considers useful in advising the Funds and/or its other clients. Research services furnished to the Adviser include, for example, written and electronic reports analyzing economic and financial characteristics, telephone conversations between brokerage securities analysts and members of the Adviser's staff, and personal visits by such analysts, brokerage strategists and economists to the Adviser's office.


Some of these services are of value to the Adviser in advising clients, although not all of these services are necessarily useful and of value in managing the Funds. The management fee paid to the Adviser is not reduced because it receives those services, even though it might otherwise be required to purchase these services for cash.


The staff of the Securities and Exchange Commission has expressed the view that the best price and execution of over-the-counter transactions in portfolio securities may be secured by dealing directly with principal market makers, thereby avoiding the payment of compensation to another broker. In certain situations, the Adviser believes that the facilities, expert personnel and technological systems of a broker often enable the Funds to secure a net price by dealing with a broker that is as good as or better than the price the Funds could have received from a principal market maker, even after payment of the compensation to the broker. The Adviser places its over-the-counter transactions with principal market makers, but may also deal on a brokerage basis when utilizing electronic trading networks or as circumstances warrant.


None of the brokers with whom the Fund executes portfolio transactions has any interest in the Adviser or the Distributor. The Distributor did not execute any portfolio orders for the Fund during the fiscal year, nor did the Distributor or the Adviser receive any direct or indirect compensation as a result of portfolio transactions of the Funds. Shares may be sold by brokers who execute portfolio transactions for a Fund; however, no brokerage fees will be allocated for such sales.

GENERAL INFORMATION


CUSTODIAN


The securities and cash owned by each Fund are held in safekeeping by Investors Fiduciary Trust Company ("IFTC"), 127 West 10th, Kansas City, MO 64105. IFTC is a wholly owned subsidiary of State Street Bank. The custodian's responsibilities include collecting dividends, interest and principal payments on each Fund's investments

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

The firm of LeMaster & Daniels PLLC, Certified Public Accountants, has been selected as the independent certified public accountants of the Fund. LeMaster & Daniels performs audit services for the Funds including the examination of the financial statements included in annual reports to shareholders, which financial statements are incorporated by reference into this Statement of Additional Information.

FUND MANAGER COMMENTARY


In communications with the public, Fund managers may discuss the economic outlook for each Fund, which might include a discussion of specific securities in which the Fund may invest, and/or specific characteristics of each investment Fund.

REGISTRATION STATEMENT


This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the registration statement the Fund has filed with the Securities and Exchange Commission. The complete registration statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS AND REPORTS


Semiannual and annual reports are issued to shareholders. The annual reports include audited financial statements. The Fund's financial statements and schedules for fiscal year 1996 appear in the annual report to shareholders dated December 31, 1996, which is incorporated by reference into this Statement of Additional Information and may be obtained without charge by contacting the Trust.

                                   APPENDIX A


                          SPECIMEN PRICE MAKE-UP SHEET

                          COMPOSITE MONEY MARKET FUND
                              at December 31, 1996


                                    Money Market   Tax-Exempt
                                    ------------   -----------
Assets                              $233,143,865   $32,164,617

Liabilities                            3,671,608       188,475
                                     -----------    ----------


Net Assets                          $229,472,257   $31,976,142

Shares Outstanding
     Class A                        229,355,308     31,973,937
     Class B                            116,949          2,205

Net Assets Per Share
  (Net Assets/Shares Outstanding)
     Class A                              $1.00          $1.00
     Class B                              $1.00          $1.00

                                   APPENDIX B

COMMERCIAL PAPER RATINGS (TAXABLE AND TAX-EXEMPT)


STANDARD & POOR'S : Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

Ratings are graded into four categories, ranging from 'A' for the highest quality obligations to 'D' for the lowest. The top two categories are as follows:

'A': Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

'A-1': This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

'A-2': Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

MOODY'S INVESTORS SERVICE, INC.: "Prime-1" and "Prime-2" are the two highest commercial paper rating categories. The ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months.

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations. "Prime-1" repayment capacity will normally be evidenced by the following characteristics:

--Leading market positions in well established industries.
--High rates of return on funds employed.
--Conservative capitalization structures with moderate reliance on debt and ample asset protection.
--Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
--Well established access to a range of financial markets and sources of alternate liquidity.

Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.


CORPORATE BOND RATINGS

Standard & Poor's ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation.

II.       Nature of and provisions of the obligation.

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

`AAA': Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

`AA': Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

`A': Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

`BBB': Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

MOODY'S INVESTORS SERVICE, INC.: Its ratings for investment-grade corporate bonds are as follows:

Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

TAX-EXEMPT NOTE RATINGS

Standard & Poor's rating of short-term notes evolved from its long-standing practice of evaluating the effect of such debt on bond ratings. Its note rating symbols and definitions are as follows:

`SP-1': Very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

`SP-2': Satisfactory capacity to pay principal and interest.

`SP-3': Speculative capacity to pay principal and interest.


Moody's Investors Service, Inc. municipal note ratings are as follows:

`MIG' OR 'VMIG' 1  Best quality
`MIG' OR 'VMIG' 2  High quality
`MIG' OR 'VMIG' 3  Favorable quality

`MIG' OR 'VMIG' 4  Adequate quality

                              THE COMPOSITE FUNDS
                                   FORM N-1A

                                     PART C
                               OTHER INFORMATION


Item 24.  Financial Statements and Exhibits.

     (a)  Index to Financial Statements and Supporting Schedules:

          (1)  Financial Statements:

               Composite U.S. Government Securities Fund
               Composite Income Fund
               Composite Cash Management Company Money Market Fund
               Composite Cash Management Company Tax-Exempt Money Market Fund

               Statement of assets and liabilities -- June 30, 1997 (a). Statement of operations -- year ended June 30, 1997 (a). Statement of changes in net assets -- years ended June 30, 1997 and June 30, 1996 (a).
               Financial highlights (a) (b).
               Notes to financial statements (a).

               Composite Growth & Income Fund
               Composite Northwest Fund
               Composite Bond & Stock Fund

               Statement of assets and liabilities -- April 30, 1997 (a). Statement of operations -- year ended April 30, 1997 (a). Statement of changes in net assets -- years ended April 30, 1997 and April 30, 1996 (a).
               Financial highlights (a) (b).
               Notes to financial statements (a).

          (2)  Supporting Schedules:

               Composite U.S. Government Securities Fund
               Composite Income Fund
               Composite Cash Management Company Money Market Fund

               Composite Cash Management Company Tax-Exempt Money Market Fund

               Schedule I -- Portfolio of investments owned -- April 30, 1997
               (a).

               Schedules II through IX omitted because the required matter is not present.

               Composite Growth & Income Fund
               Composite Northwest Fund
               Composite Bond & Stock Fund

               Schedule I -- Portfolio of investments owned -- April 30, 1997
               (a).

               Schedules II through IX omitted because the required matter is not present.

Exhibits.

     (1) Form of Amended and Restated Agreement and Declaration of Trust dated as of September 19, 1997 -- Filed herewith.

     (2)  By-Laws of The Composite Funds -- Filed herewith.

     (3)  None

     (4) (a) (See Exhibit (1)) Article III (Shares), Article IV (Shareholders' Voting Powers and Meetings) and Article VI (Net Income, Distributions, and Redemptions and Repurchases) of the Amended and Restated Agreement and Declaration of Trust.

          (b) (See Exhibit (2)) Article 10 (Provisions Relating to the Conduct of the Trust's Business ) and Article 11 (Shareholders' Voting Powers and Meetings) of the By-Laws.

     (5) Form of Investment Management Agreement with Composite Research and Management Company

     (6) (a)(i) Form of Distribution Contract and Distribution Plan with Composite Funds Distributor, Inc. (assuming shareholder approval of proposed charges) -- Filed herewith.

          (a)(ii) Form of Distribution Contract and Distribution Plan with Composite Funds Distributor, Inc. (assuming no shareholder approval of proposed charges) -- Filed herewith.

          (b) Form of Selected Dealer Agreement -- Filed herewith.

     (7)  None

     (8) Form of Custody Agreement with Investors Fiduciary Trust Company -- Filed herewith.

     (9)  Shareholders Service Contract -- Filed herewith.

     (10) Opinion and consent of counsel as to legality of securities being issued -- Filed herewith.

     (11) Accountants' Consent -- LeMaster & Daniels PLLC -- Filed herewith.

     (12) None

     (13) None

     (14) None

     (15) See Exhibit 6.

     (16) Schedule for Computation of Performance Information -- to be filed by amendment.

     (17) (a) Financial Data Schedule for Composite U.S. Government Securities Fund -- Filed herewith.

          (b) Financial Data Schedule for Composite Income Fund -- Filed herewith.

          (c) Financial Data Schedule for Composite Growth & Income Fund -- Filed herewith.

          (d) Financial Data Schedule for Composite Money Market Fund -- Filed herewith.

          (e) Financial Data Schedule for Composite Tax-Exempt Money Market Fund -- Filed herewith.

          (f) Financial Data Schedule for Composite Tax-Exempt Bond Fund -- Filed herewith.

          (g) Financial Data Schedule for Composite Northwest Fund -- Filed herewith.

          (h) Financial Data Schedule for Composite Bond & Stock Fund -- Filed herewith.

     (18) Multi-Class Plan adopted pursuant to Rule 18f-3 -- Filed herewith.

Item 25.  Persons Controlled by or Under Common Control with Registrant.

     The Registrant is operated under the supervision of Composite Research & Management Co. ("Composite Research"). Composite Research is affiliated with Murphey Favre Securities Services, Inc., which serves as transfer agent for the Registrant. An affiliate of Composite Research, Composite Funds Distributor, Inc. serves as the principal underwriter and distributor for the Registrant. Composite Research, Murphey Favre Securities Services, Inc. and Composite Funds Distributor, Inc. serve in their same capacities for the four other registered investment companies (constituting [36] portfolios).

     Composite Research, Murphey Favre Securities Services, Inc. and Composite Funds Distributor, Inc. are all wholly-owned subsidiaries of Washington Mutual, Inc. and are all incorporated under the laws of the State of Washington.

Item 26.  Number of Holders of Securities

--------------------------------------------------------------------------------
                                                 Number of Record Holders
              Title of Series                    (as of October __, 1997)
              ---------------                    ------------------------
--------------------------------------------------------------------------------
                                           Class A   Class B   Class S   Class I
                                           Shares    Shares    Shares    Shares
--------------------------------------------------------------------------------
Composite U.S. Government Securities Fund
--------------------------------------------------------------------------------
Composite Income Fund
--------------------------------------------------------------------------------
Composite Growth & Income Fund
--------------------------------------------------------------------------------
Composite Money Market Fund
--------------------------------------------------------------------------------
Composite Tax-Exempt Bond Fund
--------------------------------------------------------------------------------
Composite Northwest Fund
--------------------------------------------------------------------------------
Composite Bond & Stock Fund
--------------------------------------------------------------------------------
Composite Tax-Exempt Money Market Fund
--------------------------------------------------------------------------------

Item 27.  Indemnification.

     Reference is made to Article VIII, Section 1 of the Amended and Restated Agreement and Declaration of Trust (the "Agreement and Declaration of Trust") of the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust, its By-Laws or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling persons of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted by such directors, officers or controlling persons in connection with shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Advisor.

     Registrant's Investment Advisor is Composite Research & Management Co. (the "Advisor"), a wholly-owned subsidiary of Washington Mutual, Inc., a Washington corporation. The Advisor serves in that capacity for the four other registered investment companies (constituting [36] portfolios).


Item 29.  Principal Underwriters.

     The principal underwriter for the Registrant is Composite Funds Distributor, Inc. which also serves in the same capacity for the four other registered investment companies (constituting [36] portfolios).

Item 30.  Location of Accounts and Records.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules thereunder will be maintained at the offices of the Registrant at 601 West Main Avenue, Suite 300, Spokane, Washington 99201. The Registrant's custodian activities are performed at Investors Fiduciary Trust Company ("IFTC"), 127 West 10th, Kansas City, Missouri 64105.

Item 31.  Management Services.

     Registrant is not a party to any management related contract, other than as set forth in the Prospectus.

Item 32.  Undertakings.

     (a) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Seattle in the State of Washington on the 24th day of September, 1997.

                                        The Composite Funds


                                        WILLIAM G. PAPESH*
                                        ----------------------------
                                        William G. Papesh, President



Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                Title                    Date
WILLIAM G. PAPESH*            President and            September 24, 1997
-----------------------       Trustee
William G. Papesh


MONTE D. CALVIN               Vice President and
-----------------------       Treasurer                September 24, 1997
Monte D. Calvin



WAYNE L. ATTWOOD, M.D.*       Trustee                  September 24, 1997
-----------------------
Wayne L. Attwood, M.D.

KRISTIANNE BLAKE*             Trustee                  September 24, 1997
------------------
Kristianne Blake

ANNE V. FARRELL*              Trustee                  September 24, 1997
------------------
Anne V. Farrell


                              Trustee                  September __, 1997
------------------
Michael K. Murphy


DANIEL PAVELICH*              Trustee                  September 24, 1997
------------------
Daniel Pavelich


JAY ROCKEY*                   Trustee                  September 24, 1997
------------------
Jay Rockey


RICHARD C. YANCEY*            Trustee                  September 24, 1997
------------------
Richard C. Yancey


*By:  MONTE D. CALVIN
    ---------------------------------
    Monte D. Calvin
    Attorney-in-Fact
    Pursuant to Power of Attorney filed herewith

                                 Exhibit Index

Exhibit No.
1                        Amended and Restated Agreement and Declaration of Trust

2                        By-Laws of The Composite Funds

5                        Form of Investment Management Agreement with Composite
                         Research & Management

6(a)(i) Form of Distribution Contract and Distribution Plan with Composite Funds Distributor, Inc. (assuming shareholder approval of proposed charges)

6(a)(ii) Form of Distribution Contract and Distribution Plan with Composite Funds Distributor, Inc. (assuming no shareholder approval of proposed charges)

6(b)                     Form of Selected Dealer Agreement

8                        Form of Custody Agreement with Investors Fiduciary
                         Trust

9                        Shareholders Service Contract

10 Opinion and consent of counsel regarding legality of securities being registered

11                       Accountants' Consent

17                       Financial Data Schedules

18                       Multi-Class Plan

19                       Powers of Attorney for N-1A